UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.            Reports to Stockholders.

Annual Report

OCTOBER 31, 2011

Global Fund

Overseas Fund

U.S. Value Fund

Gold Fund

Fund of America

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4

Letter from the Global Value Team Portfolio Managers	6

Management's Discussion of Fund Performance: First Eagle Global, Overseas, U.S. Value and Gold Funds	11

Performance Chart	16

First Eagle Global Fund:

Fund Overview	20

Schedule of Investments	22

First Eagle Overseas Fund:

Fund Overview	42

Schedule of Investments	44

First Eagle U.S. Value Fund:

Fund Overview	60

Schedule of Investments	62

First Eagle Gold Fund:

Fund Overview	70

Schedule of Investments	72

First Eagle Fund of America:

Management's Discussion of Fund Performance	77

Fund Overview	80

Schedule of Investments	82

Statements of Assets and Liabilities	90

Statements of Operations	94

Statements of Changes in Net Assets	96

Financial Highlights	100

Notes to Financial Statements	110

Report of Independent Registered Public Accounting Firm	140

Fund Expenses	141

General Information	145

Tax Information	146

Privacy Notice	147

Additional Information	149

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

Since my last letter in June, financial markets around the world have remained volatile. Year-to-date through October 31st, 2011, the S&P 500 Index is up while the MSCI World Index is down. Domestically, the U.S. credit downgrade heightened political as well as economic uncertainty. In addition, ongoing issues related to European sovereign debt and bank solvency continue to plague the markets.

As risks have become more obvious, outcomes have become less certain. With volatility rising to a level not seen since 2008, it is easy to be affected by daily market swings. We at First Eagle have often said that volatility is our friend, as it may offer us greater opportunities to effectively deploy capital. Rather than being distracted by market uncertainty, we maintained our core belief that buying quality companies at attractive prices is one of the best ways to protect our shareholders' purchasing power over time. In addition, we held gold and gold securities as a potential hedge against unforeseen events and the prospect of currency debasement, as well as cash to ensure we had buying power held in reserve. This core belief is the foundation of our long-term investment approach.

This fall First Eagle U.S. Value Fund celebrated its 10-year anniversary. Launched in September 2001, during a period of great uncertainty, the Fund has performed consistent with its absolute return objectives. In addition, we recently added an investment team dedicated to analyzing high yield credits. We have long been periodic investors in high yield securities, and our exposure to this investment class has varied over time. With a similar absolute return philosophy, fundamental bottom-up investment process, and prudent approach to risk, we believe the team is a natural fit for the firm.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Letter from the President (continued)

Please be assured that your investments in our Funds will continue to be managed in the same manner as they have been for over 30 years. Our portfolio managers and other senior executives have substantial investments in many of our Funds alongside of yours, and we are grateful for your continued confidence.

Sincerely,

John P. Arnhold

President

December 2011

Past performance is no guarantee of future results. The portfolios are actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Letter from the Global Value Team Portfolio Managers

Over the past fiscal year, the NAV of the Global Fund's Class A shares returned 7.2%, and over the past three fiscal years the annualized return was 14.6% — a long-term return consistent with our legacy. When we consider what has taken place in the world in 2011 — the sovereign crisis in Europe, the fiscal situation in the United States, the devastating earthquake in Japan, and the pro-democracy uprisings sweeping the Middle East and North Africa, it is clear that the past year has marked a time of significant global change. While 2011 was a year of great market volatility and uncertainty, as long-term investors who are focused on protecting our shareholders from the permanent impairment of capital, we continue to believe that selective purchase of equities embodying what we feel is an appropriate margin of safety is a sound choice for maintaining real wealth even though there may be stormy bouts — driven by unpredictable confidence swings, episodic fiscal tightening and energy price volatility — along the way.

The world is brimming with real economic challenges and fault lines in its financial architecture. Today, many investors discuss the macro environment as if it were comprised of inevitable outcomes. Nowhere is this more true than in the current dialogue surrounding "deleveraging". The problem with looking at aggregate debt to GDP numbers is that these numbers ignore the underlying reality that one person's debt is another person's asset. One can make a more informed judgment about the need for deleveraging by seeing whether debts are appropriately sized relative to cash flows and asset values across the private, corporate and government sectors.

While there are segments of the economy subject to deleveraging, there are also several trends that indicate that this may not lead to a viral outcome across the entire economy. First, we believe that the total level of mortgage debt is now more reasonable relative to the current realistic value of the majority of real estate, even though it is still quite elevated for a minority of homes that are valued at less than their mortgages. Furthermore, while some corporates need to delever (the European banks), the median company in the global mid and large cap publicly-traded equity universe has only one times EBITDA in net debt.1 However, in a deep confidence crisis — like the one we've been going through — the private sector retrenches so much that many governments, such the U.S., run truly spectacular deficits to maintain demand. Were it not for these deficits, the private sector would have more viral deleveraging.

Thus the deleveraging risk was not eliminated but rather transferred from the private to the public sector. Both the size and the duration of these fiscal deficits

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

From left to right: Matthew McLennan, Abhay Deshpande, T. Kimball Brooker, Jr., Rachel Benepe and Matt Lamphier

risk the government's ability to sustain its finances. Given the average maturity profile of the U.S. debt is only a handful of years; the government would have to more than double its revenues or eliminate nearly all its expenses in order to pay off debt as it falls due. This is not feasible. Instead, the government must roll its debt and hope to get to a more sustainable stock of debt in the future by incrementally reducing its deficit toward 2-3% of GDP. This produces a twofold vulnerability, — tighten policy too much and risk recession, or tighten too slowly and risk a loss of faith in the monetary architecture. It is clear that the potential deleveraging threat today comes from the state of the developed world's government finances and the political uncertainty about the form of adjustment. As the world can now attest, aggregate levels of debt make a system more vulnerable to confidence shocks — but they do not necessarily mean that viral deleveraging will be inevitable. That is a big difference, and it is critical to our willingness to own equities.

In addition, whether it is practically achieved or not, the latent productive potential for the globe has never been better in terms of the speed of technology diffusion, improvements in public health, and the size of the market-based population and trade. Many of the economic drivers that come from this mix of ideas, longevity and property rights enhance the intangible capital stock of the world — and are not well captured in the tangible capital spending numbers that most macroeconomists focus on. At First Eagle, we believe that it is possible to selectively identify companies that participate in the growing pool of human potential. We believe that these equities have resilient business models and are valued conservatively today, while government bonds — which are not truly risk-free — are priced to provide very low real returns for some time to come.

So as investors, what do we do in that context? How is it that we think about investing? Three-quarters of our portfolio is invested in enterprise. The remainder is in bonds, cash, cash equivalents, commercial paper, and gold. We own the gold as a potential hedge against the frailties in our monetary architecture. If we're going to move out of cash, giving up price stability and taking on the risk of permanent capital impairment, we want to feel that we're buying into a security that embodies a margin of safety.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Letter from the Global Value Team Portfolio Managers (continued)

In seeking margin of safety opportunities that provide the potential for long-term real returns through uncertain market cycles, there are three broad categories of businesses that we tend to own: businesses that we think of as (1) eclectic royalties, where we own part of a resilient business model that captures a small slice of the world economy and thereby have a degree of pricing power; (2) deep value opportunities, these more mundane firms are typically overlooked by the market due to accounting distortions or seasoned disappointment; and (3) supply constrained commodities, which are by their very nature long-duration investments, and favor our patient approach.

The portfolios under our care currently hold an interesting balance of businesses that we would categorize as eclectic royalties. These are attractive investments because, if the nominal stock of the world economy grows over time, be it through real economic growth or through inflation, these businesses hopefully offer the ability to grow their earnings power over time alongside this rising tide. The key here is to try to balance the mix of eclectic royalties between those that are resilient and defensive, which we believe will hold up in times of market crisis; and those that we believe will participate in "the march of man", which will benefit from the ongoing productivity improvements that happen around the world. The art is to buy them when they are not priced for growth.

Deep value opportunities are the second category of investments we seek. In this case, there is usually some form of accounting distortion or seasoned disappointment that obscures the true sustainable cash flow and economic value of a company. Many of our investments in holding companies or insurance companies with reserve float fall into this category. Others are pharmaceutical companies trading at a discount to the remaining cash flow from their existing drugs, thereby implying a negative pipeline value.

The third category of investments that we own are what we consider supply constrained commodities — businesses where the underlying commodity availability is not necessarily growing at a pace commensurate with the real economic growth trend in the world. The sustainable price for such commodities has tended to rise with incomes in order to dissuade demand. The key is to identify company opportunities where the equity price reflects a cyclically depressed underlying commodity value. Here patience is our core advantage.

It is possible that the combination of rational equity prices and well-below-average real yields on government bonds may already imply a sufficiently above-average risk premium on equities given the uncertain environment we

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Letter from the Global Value Team Portfolio Managers (continued)

face. We cannot know the future for sure. We believe that for long-term investors, equities selectively purchased with a margin of safety in price, business model and management remain a sound choice for preserving wealth in real terms even though there may be stormy bouts of deleveraging along the way. At First Eagle, we take the long view by owning businesses, yet we are psychologically prepared to invest more and endure if the environment is cloudy and wait with more cash if things get frothy. We kept a little deferred purchasing power in low- or no-yielding cash to take advantage of crises. And we have kept some gold as a potential hedge against any further deterioration in man-made money — while simultaneously recognizing that gold is not a panacea, because owning it already incorporates some degree of expectation about how bad things could be. Things may get worse, but this is by no means inevitable particularly, as human potential grows.

We appreciate your confidence and thank you for your support.

Sincerely,

Matthew McLennan	T. Kimball Brooker, Jr.

Head of the Global Value Team Portfolio Manager	Portfolio Manager

Abhay Deshpande

Portfolio Manager

December 2011

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Letter from the Global Value Team Portfolio Managers (continued)

1Source: Factset and MSCI

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143. The average annual returns for Class A Shares "with sales charge" of First Eagle Global, Overseas, U.S. Value and Gold Funds give effect to the deduction of the maximum sales charge of 5.00%.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of December 2011 and is subject to change based on market and other conditions. The opinions expressed are not necessarily those of the firm. First Eagle Investment Management, LLC (FEIM) became investment adviser to the Global Fund commencing January 1, 2000. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Any statistics contained herein have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Management's Discussion of Fund Performance

Global markets declined during the twelve-months ending October 2011 as the financial crisis in the Eurozone took its toll on overseas stocks. Concerns about Europe's ability to solve long-term structural problems negatively impacted many European economies. In France, the CAC 40 Index fell 15.4% while in Germany, the DAX Index fell 7.0% during the twelve-month period. In Japan, the Nikkei 225 Index fell 2.3%. The U.S. fared better with the S&P 500 Index increasing 8.1%. The U.S. Dollar fell 2.8% against the Japanese Yen and it rose a nominal 0.6% against the Euro. Crude oil rose 14.4% during the twelve months to $93 a barrel. Gold surged 26% to $1,715 an ounce providing evidence that investors sought a safe haven from global economic and political tensions.

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class 'A' shares rose 7.23% for the year ending October 31, 2011, while the MSCI World Index increased 1.76%. The Fund's position in cash and cash equivalents was 13.13% as of October 31, 2011.

The five largest contributors to the performance of the Fund over the period were Gold bullion (commodity, U.S.), Industrias Peñoles S.A.B. de C.V. (mining, Mexico), Sucriere de Pithiviers-Le-Vieil (sugar producer, France), ConocoPhillips (energy, U.S.), and FirstEnergy (utility, U.S.), collectively accounting for 2.77 percentage points of the year's performance.

The five largest detractors were Carrefour SA (supermarkets, France), NKSJ Holdings, Inc. (insurance, Japan), Alliant Techsystems, Inc. (defense manufacturer, U.S.), HeidelbergCement AG (cement manufacturer, Germany) and MS&AD Insurance Group Holdings (insurance, Japan). Their combined negative performance over the twelve month period subtracted 1.05 percentage points from the Fund's performance.

During the year, the Fund benefited from corporate activity with the take-outs of Sucriere de Pithiviers-Le-Vieil and Tognum AG.

As of October 31, 2011, the Fund was approximately 40% hedged versus the Japanese Yen and 40% hedged versus the Euro, slightly larger than average hedges during the previous year. Both currencies arguably warrant some premium to their long-term averages relative to the U.S. Dollar given their superior inflation and trade performance. However, in the case of the Japanese Yen, the premium ought to be moderated by their fiscal challenges. In the case of the Euro, the political disunity within Europe that is feeding a series of local

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Management's Discussion of Fund Performance (continued)

sovereign crises in peripheral markets could imperil the European financial architecture, thereby suggesting a smaller premium for the currency than is suggested by the consolidated fundamentals alone.

First Eagle Overseas Fund

The NAV of the Fund's Class 'A' shares rose 4.27% for the fiscal year ending October 31, 2011, while the MSCI EAFE Index decreased 4.08% over the same period. The Fund's position in cash and cash equivalents was 11.12% as of October 31, 2011.

The five largest contributors to the performance of the Fund over the period were Gold bullion (commodity, U.S.), Sucriere de Pithiviers-Le-Vieil (sugar producer, France), Industrias Peñoles S.A.B. de C.V. (mining, Mexico), Ono Pharmaceutical Company, Limited (pharmaceutical, Japan) and Fanuc Corporation (factory automation, Japan), collectively accounting for 3.24 percentage points of the year's performance.

The five largest detractors were NKSJ Holdings, Inc. (insurance, Japan), MS&AD Insurance Group Holdings (insurance, Japan), Carrefour SA (supermarkets, France), TNT Express NV (air freight, Netherlands) and Guoco Group Limited (diversified financial company, Hong Kong). Their combined negative performance over the twelve month period subtracted 1.26 percentage points from the Fund's performance.

During the year, the Fund benefited from corporate activity with the take-outs of Sucriere de Pithiviers-Le-Vieil, Société Vermandoise de Sucreries and Tognum AG.

As of October 31, 2011, the Fund was approximately 40% hedged versus the Japanese Yen and 40% hedged versus the Euro, slightly larger than average hedges during the previous year.

First Eagle U.S. Value Fund

The NAV of the Fund's Class 'A' shares increased 9.60% for the year ending October 31, 2011, while the S&P 500 Index rose 8.09%. The Fund's position in cash and cash equivalents was 15.90% as of October 31, 2011.

The five largest contributors to the performance of the Fund over the period were Gold bullion (commodity), ConocoPhillips (energy), Weyerhaeuser Company (forest products), Helmerich & Payne, Inc. (oil & gas drilling) and Comcast Corporation (cable), collectively accounting for 3.51 percentage points of the year's performance.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

First Eagle Global, Overseas, U.S. Value and Gold Funds

The five largest detractors were Bank of New York Mellon Corporation (bank), Alliant Techsystems, Inc. (defense manufacturer), Agnico-Eagle Mines Limited (gold mining), Catalyst Paper Corporation bonds (paper producer) and BB&T Corporation (commercial bank). Their combined negative performance over the twelve month period subtracted 1.38 percentage points from the Fund's performance.

First Eagle Gold Fund

The NAV of the Fund's Class 'A' shares rose 7.38% for the year ending October 31, 2011, while the FTSE Gold Mines Index increased 0.38%. The Fund's position in cash and cash equivalents was 5.24% as of October 31, 2011.

The five largest contributors to the performance of the First Eagle Gold Fund over the period were Gold bullion (U.S.), New Gold, Inc, (Canada), IAMGOLD Corporation (Canada), Industrias Peñoles S.A.B. de C.V. (Mexico) and Fresnillo PLC (Mexico), collectively accounting for 8.12 percentage points of the year's performance.

The five largest detractors to the Fund were Agnico-Eagle Mines Limited (Canada), Lake Shore Gold Corporation (Canada), Kinross Gold Corporation (Canada), Newcrest Mining Limited (Australia) and Great Basin Gold Limited (South Africa). Their combined negative performance over the twelve month period subtracted 4.44 percentage points from the Fund's performance.

We view gold as a hedge against "extreme outcomes," which might include such things as inflation, deflation or outright currency debasement. While we may view any of these outcomes as low probability, we believe gold can at least partially protect a portfolio against potential negative developments that these events could cause. The fiat currency system faces a number of challenges and appears to be fraying at the edges. Gold is playing the role of a substitute currency and has emerged as a viable alternative for central banks, institutional and individual investors worried about the current state of the Global monetary system. This year was marked by a divergence in the performance of gold bullion, which increased 26% versus equities (the FTSE Gold Mines Index increased 0.38%). This was due in part because many of the buyers of gold-related assets have no choice in terms of gold exposure. If you are a central banker, gold exposure is achieved through the physical metal itself. Institutional or individual investors, however, have a choice and the gold above ground isn't always the cheapest way to buy ounces. Gold mining companies can offer a call option on gold ounces. Gold is a scarce asset and as it comes to be hoarded by

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Management's Discussion of Fund Performance (continued)

both institutional investors and central banks, the only option of new supply is gold mining companies. Unlike man-made money, where the rate of increase can occur on a whim, gold is getting harder to find. Currently a number of gold mining stocks can be purchased at what we feel is an appropriate margin of safety. We continue to believe the strategy of finding the cheapest ounces, either below or above ground, has the potential to provide investors with a balanced hedge against extreme outcomes.

As always, we appreciate your confidence and thank you for your support.

Matthew McLennan	Abhay Deshpande

Head of the Global Value Team Portfolio Manager Global, Overseas and U.S. Value Funds	Portfolio Manager Global, Overseas, U.S. Value and Gold Funds

T. Kimball Brooker, Jr.	Rachel Benepe

Portfolio Manager Overseas and U.S. Value Funds Associate Portfolio Manager Global Fund	Portfolio Manager Gold Fund

Matt Lamphier	Chris Kwan

Associate Portfolio Manager U.S. Value Fund	Associate Portfolio Manager Gold Fund

December 2011

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

First Eagle Global, Overseas, U.S. Value and Gold Funds

Past performance is no guarantee of future results. The portfolios are actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Funds are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of December 2011 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances and trade or currency restrictions between countries. Investment in gold and gold related investments may be speculative and may be subject to greater price volatility than investments in other assets and types of companies.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Performance Chart1

Average Annual Returns as of October 31, 2011

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Global Fund
Class A (SGENX)
without sales charge	7.23%	14.58%	5.86%	12.98%	14.23%	01/01/79[2]
with sales charge	1.87	12.64	4.78	12.40	14.10	01/01/79[2]
Class C (FESGX)	5.45	13.73	5.07	12.14	11.53	06/05/00
Class I (SGIIX)	7.52	14.87	6.13	13.27	12.04	07/31/98
MSCI World Index[3]	1.76	10.75	–1.00	4.54	9.44	01/01/79
First Eagle Overseas Fund
Class A (SGOVX)
without sales charge	4.27%	14.58%	5.02%	13.66%	12.06%	08/31/93
with sales charge	–0.94	12.62	3.94	13.08	11.83	08/31/93
Class C (FESOX)	2.48	13.69	4.22	12.81	11.41	06/05/00
Class I (SGOIX)	4.52	14.84	5.27	13.94	12.50	07/31/98
MSCI EAFE Index[4]	–4.08	9.90	–2.41	5.73	4.42	08/31/93
First Eagle U.S. Value Fund
Class A (FEVAX)
without sales charge	9.60%	12.57%	4.78%	9.09%	9.12%	09/04/01
with sales charge	4.12	10.66	3.71	8.53	8.57	09/04/01
Class C (FEVCX)	7.85	11.72	4.00	8.29	8.30	09/04/01
Class I (FEVIX)	9.92	12.83	5.04	9.36	9.38	09/04/01
Standard & Poor's 500 Index[5]	8.09	11.41	0.25	3.69	2.97	09/04/01
First Eagle Gold Fund
Class A (SGGDX)
without sales charge	7.38%	37.31%	15.79%	23.92%	11.04%	08/31/93
with sales charge	2.01	34.98	14.60	23.29	10.81	08/31/93
Class C (FEGOX)	5.61	36.28	14.93	—	17.51	05/15/03
Class I (FEGIX)	7.66	37.61	16.08	—	18.68	05/15/03
FTSE Gold Mines Index[6]	0.38	36.25	10.11	16.18	3.90	08/31/93
MSCI World Index[3]	1.76	10.75	–1.00	4.54	5.68	08/31/93

Please see the following pages for important notes to this table.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Performance Chart (continued)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Fund of America
Class A (FEFAX)
without sales charge	4.22%	12.30%	3.99%	7.19%	7.01%	11/20/98
with sales charge	–0.99	10.40	2.93	6.64	6.59	11/20/98
Class C (FEAMX)	2.43	11.47	3.21	6.43	6.31	03/02/98
Class Y (FEAFX)[7]	4.20	12.28	3.97	7.21	11.49	04/10/87
Standard & Poor's 500 Index[5]	8.09	11.41	0.25	3.69	8.55	04/10/87

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the funds' short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at www.firsteaglefunds.com or by calling 800.334.2143. The average annual returns shown on the prior page are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares "with sales charge'' of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Fund of America give effect to the deduction of the maximum sales charge of 5.00%.

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, and First Eagle Gold Fund require $1mm minimum investment and are offered without sales charge.

Class Y Shares of First Eagle Fund of America are offered without charge.

2  Commencement of management by Jean-Marie Eveillard. Mr. Eveillard transitioned to senior adviser on March 26, 2009, a position he also held from January 2005 to March 2007, and continues to be a member of First Eagle Fund's Board of Trustees and a Senior Vice President of Arnhold and S. Bleichroeder Advisers, LLC. The Fund commenced operation April 28, 1970.

3  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested.

4  The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase.

Please see the following page for important notes to this table.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Performance Chart (continued)

5  The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested.

6  The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase.

7  As of September 1, 2005 First Eagle Fund of America Class Y is closed to new investors.

Expense Ratios As Stated In The Most Recent Prospectus
Total Annual Gross Operating Expense Ratios

	CLASS A	CLASS C	CLASS I	CLASS Y
First Eagle Global Fund	1.16%	1.91%	0.91%	—
First Eagle Overseas Fund	1.17	1.92	0.92	—
First Eagle U.S. Value Fund	1.24	1.99	1.00	—
First Eagle Gold Fund	1.22	1.97	0.97	—
First Eagle Fund of America	1.49	2.24	—	1.49%

These expense ratios are presented as of October 31, 2010 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

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Fund Overview | Data as of October 31, 2011 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style that helps minimize risk.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales load	7.23%	5.86%	12.98%
with sales load	1.87	4.78	12.40
MSCI World Index	1.76	-1.00	4.54
Consumer Price Index	3.53	2.33	2.45

Asset Allocation*

Countries*
United States	40.80%
Japan	17.70
France	6.22
Mexico	2.72
United Kingdom	2.61
Switzerland	2.51
Germany	2.49
South Korea	1.76
South Africa	1.52
Canada	1.16
Hong Kong	1.12
Singapore	0.70
Belgium	0.70
Malaysia	0.56
Australia	0.56
Spain	0.52
Thailand	0.49
Italy	0.48
Brazil	0.46
Austria	0.44
Netherlands	0.40
Taiwan	0.39
Sweden	0.30
Ireland	0.22
Norway	0.04

*  Asset allocation percentages are based on total investments in the portfolio. Country allocations exclude short term investments.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Global Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	5.79%
Cisco Systems, Inc. (U.S. computer communications company)	1.87
Secom Company, Limited (Japanese security services provider)	1.76
Fanuc Corporation (Japanese industrial manufacturing company)	1.69
Sysco Corporation (U.S. food services distributor)	1.43
FirstEnergy Corporation (U.S. diversified energy company)	1.40
SMC Corporation (Japanese automated control devices manufacturer)	1.35
Keyence Corporation (Japanese sensors manufacturer)	1.29
Comcast Corporation, Class 'A' (U.S. cable/satellite television company)	1.28
Microsoft Corporation (U.S. software developer)	1.27
Total	19.13%

  *  Holdings in cash, commercial paper and money market funds have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

First Eagle Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 76.32%
U.S. Common Stocks — 34.24%
Consumer Discretionary 2.78%
17,414,912	Comcast Corporation, Class 'A'	$296,976,000	$400,542,976
6,208,490	Omnicom Group, Inc.	186,093,077	276,153,635
5,300,650	Home Depot, Inc.	131,119,192	189,763,270
2,485	JG Boswell Company (a)	573,840	1,751,925
184,753	St. John Knits International, Inc. (a)(b)	3,174,837	785,201
		617,936,946	868,997,007
Consumer Staples 3.07%
16,020,971	Sysco Corporation	451,844,111	444,101,316
1,837,950	Lorillard, Inc.	135,716,878	203,387,547
2,132,090	Colgate-Palmolive Company	164,260,763	192,676,973
2,051,045	Wal-Mart Stores, Inc.	101,774,692	116,335,273
		853,596,444	956,501,109
Energy 2.18%
5,684,663	ConocoPhillips	292,995,737	395,936,778
1,442,501	Apache Corporation	90,693,919	143,716,375
3,975,644	San Juan Basin Royalty Trust (c)	141,567,358	97,164,739
806,395	Helmerich & Payne, Inc.	17,026,317	42,884,086
		542,283,331	679,701,978
Financials 9.18%
7,529,993	American Express Company	317,870,387	381,168,246
15,496,327	Bank of New York Mellon Corporation	395,738,590	329,761,839
2,714	Berkshire Hathaway, Inc., Class 'A' (b)	218,995,900	317,402,300
9,542,046	Cincinnati Financial Corporation (c)	244,508,555	276,146,811
13,224,085	Weyerhaeuser Company REIT	234,162,262	237,769,048
9,693,682	BB&T Corporation	245,863,323	226,250,538
5,719,208	Plum Creek Timber Company, Inc., REIT	212,342,604	215,385,373
2,231,837	Visa, Inc., Class 'A'	164,736,476	208,141,119
7,819,459	U.S. Bancorp	192,949,644	200,099,956
567,206	Mastercard, Inc., Class 'A' (d)	115,777,627	196,956,611
4,386,051	WR Berkley Corporation	117,583,057	152,678,435
2,858,553	Rayonier, Inc., REIT	27,837,041	119,287,417
34,924	Mills Music Trust (a)(c)	1,055,337	1,327,112
		2,489,420,803	2,862,374,805

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 34.24% — (continued)
Health Care 0.79%
2,594,970	WellPoint, Inc.	$122,915,513	$178,793,433
1,059,980	Johnson & Johnson	59,610,843	68,252,112
		182,526,356	247,045,545
Industrials 4.96%
13,051,511	Cintas Corporation (c)	438,387,413	390,109,664
4,069,880	3M Company	315,646,157	321,601,918
3,069,252	Lockheed Martin Corporation	217,057,860	232,956,227
3,739,616	Northrop Grumman Corporation	224,083,655	215,962,824
3,337,753	Alliant Techsystems, Inc. (c)	300,315,627	193,856,694
7,574,592	Blount International, Inc. (b)(c)	91,585,822	117,633,414
1,381,358	Unifirst Corporation	30,865,195	72,314,091
149,923	Huntington Ingalls Industries, Inc. (b)	5,649,077	4,422,728
		1,623,590,806	1,548,857,560
Information Technology 6.71%
31,413,268	Cisco Systems, Inc.	527,420,636	582,087,856
14,892,064	Microsoft Corporation	365,199,954	396,575,664
12,418,960	Intel Corporation	210,916,626	304,761,278
8,019,789	Linear Technology Corporation	227,165,656	259,119,383
6,036,580	Texas Instruments, Inc.	154,258,826	185,504,103
3,010,552	KLA-Tencor Corporation (d)	86,433,227	141,766,894
2,365,411	Automatic Data Processing, Inc.	85,148,200	123,781,958
166,427	Google, Inc., Class 'A' (b)	79,879,690	98,631,297
		1,736,422,815	2,092,228,433
Materials 2.13%
3,170,962	Ashland, Inc.	164,743,808	167,934,147
4,387,079	Vulcan Materials Company	223,679,544	137,271,702
1,752,640	Martin Marietta Materials, Inc.	155,134,876	126,488,029
1,780,037	Newmont Mining Corporation	45,037,176	118,959,873
1,258,500	Deltic Timber Corporation (c)	62,903,243	85,187,865
591,920	Scotts Miracle-Gro Company, Class 'A'	26,180,805	28,714,039
		677,679,452	664,555,655
Utilities 2.44%
9,696,381	FirstEnergy Corporation	353,449,107	435,949,290
2,491,660	Entergy Corporation	164,249,120	172,348,122
3,760,485	IDACorp, Inc. (c)	124,066,738	151,848,384
		641,764,965	760,145,796
Total U.S. Common Stocks		9,365,221,918	10,680,407,888

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 42.08%
Australia 0.55% (e)
4,843,236	Newcrest Mining Limited	$163,187,463	$172,110,798
Austria 0.43% (e)
3,857,199	OMV AG	157,989,372	135,453,305
Belgium 0.69% (e)
2,788,865	Groupe Bruxelles Lambert SA	234,732,253	216,035,834
Brazil 0.46%
5,627,216	Petroleo Brasileiro SA, ADR	113,899,508	142,312,293
Canada 1.10%
9,423,645	Penn West Petroleum Limited	175,578,987	168,871,719
4,207,036	Cenovus Energy, Inc.	112,423,564	143,880,631
2,927,036	Postmedia Network, Class 'NC' (a)(b)(f)	18,719,012	29,690,945
		306,721,563	342,443,295
France 5.96%
4,179,227	Sanofi (e)	323,385,924	301,300,343
3,736,582	Sodexo (e)	100,240,083	271,893,756
6,020,905	Bouygues SA (e)	269,378,433	226,620,126
2,044,437	Neopost SA (c)(e)	184,799,958	156,702,550
11,533,583	Société Télévision Francaise 1 (c)(e)	182,093,691	156,063,300
2,923,549	Total SA (e)	160,184,051	153,727,676
63,019	Sucrière de Pithiviers-Le-Vieil (c)	35,947,627	145,280,558
956,044	Guyenne et Gascogne SA (c)(e)	108,257,344	110,368,805
3,733,423	Carrefour SA (e)	230,370,943	99,546,264
806,452	Société BIC SA (e)	38,193,195	72,527,286
921,669	Wendel (e)	19,716,342	68,797,089
504,923	Rémy Cointreau SA (e)	13,495,340	41,685,611
157,260	Robertet SA (c)(e)	20,623,058	27,208,989
385,000	Sabeton SA (c)(e)	4,841,233	6,926,523
12,000,000	FINEL (a)(b)(c)(g)(h)(i)	—	6,024,021
42,252	Robertet SA CI (a)(g)(j)	800,508	5,040,458
104,457	Gaumont SA	6,087,824	4,967,006
69,500	NSC Groupe (a)(b)(c)	12,298,421	4,651,883
		1,710,713,975	1,859,332,244
Germany 2.05% (e)
7,345,731	HeidelbergCement AG	415,128,999	335,139,362
3,784,413	Daimler AG	179,765,945	193,699,956

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 42.08% — (continued)
Germany 2.05% (e) — (continued)
693,440	Fraport AG	$20,976,007	$43,999,416
382,160	Pfeiffer Vacuum Technology AG	30,965,774	38,923,222
773,684	Hornbach Baumarkt AG	21,504,161	27,317,481
		668,340,886	639,079,437
Hong Kong 0.39% (e)
12,693,580	Guoco Group Limited	115,086,260	120,613,198
20,738,780	City e-Solutions Limited (a)(b)(c)	936,898	2,305,405
		116,023,158	122,918,603
Ireland 0.22% (e)
3,763,310	CRH PLC	62,926,191	68,616,992
Italy 0.47% (e)
18,139,395	Italcementi S.p.A. RSP	249,186,230	57,261,258
4,682,069	Italcementi S.p.A.	86,201,872	31,378,400
1,734,972	Italmobiliare S.p.A. RSP	121,356,934	30,091,203
1,021,137	Italmobiliare S.p.A.	107,360,738	28,816,779
		564,105,774	147,547,640
Japan 17.46% (e)
11,590,430	Secom Company Limited	528,330,685	549,729,724
3,248,400	Fanuc Corporation	285,730,293	526,750,298
2,693,956	SMC Corporation	294,992,485	420,231,986
1,571,990	Keyence Corporation	313,389,646	400,770,079
7,609,390	Shimano, Inc. (c)	189,904,791	377,219,147
8,977,860	Astellas Pharma, Inc.	362,418,345	329,298,518
5,211,900	Ono Pharmaceutical Company Limited	237,044,526	273,550,957
13,591,500	NKSJ Holdings, Inc.	376,845,758	272,611,726
12,811,860	MISUMI Group, Inc. (c)	221,342,849	267,349,719
12,970,300	MS&AD Insurance Group Holdings	325,978,421	254,773,955
4,896,260	Canon, Inc.	232,564,292	222,921,018
2,318,500	Hirose Electric Company Limited (c)	246,194,572	222,822,977
30,295	KDDI Corporation	192,498,177	222,562,225
12,493,780	Mitsubishi Estate Company Limited	189,561,430	212,218,217
3,901,770	Nissin Foods Holdings Company Limited	138,227,494	150,722,279
6,136,140	Hoya Corporation	133,298,956	134,441,699
71,439	NTT DoCoMo, Inc.	108,868,051	127,244,938
6,109,710	THK Company Limited	106,814,295	119,415,782
3,526,280	Chofu Seisakusho Company Limited (c)	64,322,537	90,190,066

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 42.08% — (continued)
Japan 17.46% (e) — (continued)
5,147,000	T. Hasegawa Company Limited (c)	$79,849,658	$81,766,918
1,033,160	Shin-Etsu Chemical Company Limited	48,371,803	53,210,833
2,719,100	Meitec Corporation (c)	79,203,905	50,780,109
4,597	Inpex Corporation	22,079,788	30,437,362
1,725,100	Ariake Japan Company Limited (c)	29,754,119	29,992,959
2,002,100	Seikagaku Corporation	21,143,745	21,777,069
231,740	Aderans Company Limited (b)	5,260,612	2,387,038
		4,833,991,233	5,445,177,598
Malaysia 0.56% (e)
134,626,930	Genting Malaysia Berhad	116,786,948	167,471,557
1,621,965	Genting Berhad	2,671,766	5,649,308
		119,458,714	173,120,865
Mexico 2.70%
8,413,557	Industrias Peñoles S.A.B. de C.V.	12,663,840	347,290,408
15,044,166	Grupo Televisa S.A.B., ADR	289,394,928	320,892,061
6,399,253	Fresnillo PLC (e)	43,883,996	174,050,971
		345,942,764	842,233,440
Netherlands 0.40% (e)
12,052,607	TNT Express NV	141,073,113	103,055,438
4,391,426	PostNL NV	48,440,574	22,408,232
		189,513,687	125,463,670
Singapore 0.21% (e)
10,153,710	Fraser and Neave Limited	8,655,703	49,549,780
13,467,250	ComfortDelgro Corporation Limited	3,279,184	14,951,750
		11,934,887	64,501,530
South Africa 1.50%
20,830,304	Gold Fields Limited, ADR	231,208,540	363,072,199
8,092,307	Harmony Gold Mining Company Limited, ADR	69,852,451	106,251,991
		301,060,991	469,324,190
South Korea 1.05%
3,476,566	KT&G Corporation (e)	187,647,559	217,480,134
51,900	Lotte Confectionery Company Limited (e)	21,157,499	81,154,333
39,989	Namyang Dairy Products Company Limited (c)	7,325,466	28,218,190
		216,130,524	326,852,657

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 42.08% — (continued)
Spain 0.51% (e)
3,295,234	Red Electrica Corporation SA	$165,292,750	$159,975,344
Sweden 0.30% (e)
4,822,670	Investor AB, Class 'A'	97,284,489	92,175,052
Switzerland 2.49% (e)
3,783,070	Pargesa Holding SA	237,781,696	297,345,394
5,091,560	Nestlé SA	146,056,200	296,391,661
33,300	Lindt & Spruengli AG PC	44,747,994	103,429,266
800	Lindt & Spruengli AG	16,046,392	29,650,114
388,803	Kuehne & Nagel International AG	7,503,142	48,481,298
		452,135,424	775,297,733
Thailand 0.49%
30,251,300	Bangkok Bank PCL NVDR (e)	98,647,613	145,751,306
577,000	OHTL PCL (a)	2,636,472	7,505,691
		101,284,085	153,256,997
United Kingdom 2.09%
9,342,277	Berkeley Group Holdings PLC (b)(c)(e)	114,104,302	187,944,733
7,387,420	GlaxoSmithKline PLC (e)	140,774,624	166,327,322
3,387,940	Willis Group Holdings PLC	87,537,760	123,016,102
3,052,693	Anglo American PLC (e)	74,109,213	112,275,125
12,903,690	WM Morrison Supermarkets PLC (e)	60,790,780	62,777,862
		477,316,679	652,341,144
Total International Common Stocks		11,409,986,370	13,125,570,661
Total Common Stocks		20,775,208,288	23,805,978,549
Preferred Stocks — 1.09%
U.S. Preferred Stock — 0.05%
Utilities 0.05%
335,000	Calenergy Capital Trust III 6.50% (a)(k)	14,782,812	16,624,375
International Preferred Stocks — 1.04%
Germany 0.42% (e)
1,754,484	Hornbach Holding AG	63,837,360	129,919,412

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Preferred Stocks — 1.04% — (continued)
South Korea 0.62% (e)
338,589	Samsung Electronics Company Limited	$49,993,100	$193,181,566
Total International Preferred Stocks		113,830,460	323,100,978
Total Preferred Stocks		128,613,272	339,725,353
Warrant — 0.20%
United States — 0.20%
5,806,899	JPMorgan Chase & Co. Warrant expire 10/28/18 (b)	75,108,859	60,972,439
OUNCES
Commodity — 5.79%
1,051,086	Gold bullion (b)	586,146,006	1,806,763,515
PRINCIPAL
Notes and Bonds — 2.74%
U.S. Corporate Bonds — 0.17%
$5,467,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (a)	4,750,593	4,264,260
5,000,000	Pulte Group, Inc. 5.20% due 02/15/15	4,516,569	4,750,000
10,238,000	Vulcan Materials Company 6.50% due 12/01/16	9,449,721	9,922,270
12,554,000	Yankee Candle Company, Inc. Series 'B' 8.50% due 02/15/15	12,496,852	12,867,850
22,554,000	Yankee Candle Company, Inc. Series 'B' 9.75% due 02/15/17	21,972,083	22,102,920
Total U.S. Corporate Bonds		53,185,818	53,907,300
International Notes and Bonds — 2.57%
International Corporate Notes and Bonds — 0.30%
Canada 0.05%
28,460,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (a)(l)	25,078,796	16,649,100
France 0.21%
15,000,000 EUR	Emin Leydier SA FRN 6.706% due 07/31/16 (a)(g)(h)	21,410,094	20,916,739
12,000,000 EUR	FINEL 9.50% due 06/30/17 (a)(g)(h)	14,474,400	12,550,043
12,050,000 EUR	Wendel SA 4.375% due 08/09/17	11,497,011	14,219,635

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Notes and Bonds — 0.30% — (continued)
France 0.21% — (continued)
10,000,000 EUR	Wendel SA 4.875% due 09/21/15 (m)	$10,834,547	$13,456,435
3,500,000 EUR	Wendel SA 4.875% due 05/26/16	2,823,006	4,441,321
		61,039,058	65,584,173
Norway 0.04%
3,170,000 USD	Den Norske Creditbank FRN 0.625% due 11/30/11 (a)(n)	2,059,625	1,600,850
3,500,000 USD	Den Norske Creditbank FRN 0.713% due 02/29/12 (a)(n)	2,610,000	1,767,500
5,500,000 USD	Den Norske Bank ASA FRN 0.688% due 02/28/12 (a)(n)	3,888,750	2,805,000
10,000,000 USD	Nordea Bank Norge ASA FRN 0.563% due 11/18/11 (a)(n)	6,826,750	5,900,000
		15,385,125	12,073,350
Total International Corporate Notes and Bonds		101,502,979	94,306,623
International Government Bonds — 2.27%
Hong Kong 0.72%
371,900,000 HKD	Hong Kong Government Bond 0.48% due 09/03/12	48,011,913	48,005,406
732,250,000 HKD	Hong Kong Government Bond 2.66% due 12/17/12	96,988,508	96,958,947
586,700,000 HKD	Hong Kong Government Bond 4.20% due 09/17/12	78,295,546	78,239,757
		223,295,967	223,204,110
Japan 0.09%
2,183,247,000 JPY	Japanese Government CPI Linked Bond 1.40% due 06/10/18 (o)	20,025,690	28,855,801
Singapore 0.49%
45,343,000 SGD	Singapore Government Bond 2.50% due 10/01/12	37,653,710	36,953,993
141,626,000 SGD	Singapore Government Bond 3.50% due 07/01/12	117,822,839	115,554,308
		155,476,549	152,508,301
South Korea 0.08%
25,051,740,000 KRW	Inflation Linked Korea Treasury Bond 2.75% due 03/10/17 (o)	23,850,931	24,690,025

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Government Bonds — 2.27% — (continued)
Taiwan 0.39%
1,767,500,000 TWD	Taiwan Government Bond 2.00% due 07/20/12	$54,437,168	$59,668,456
1,826,000,000 TWD	Taiwan Government Bond 2.375% due 01/16/13	59,308,453	62,265,575
		113,745,621	121,934,031
United Kingdom 0.50%
47,370,000 GBP	United Kingdom Gilt 5.00% due 03/07/12	76,950,394	77,618,765
46,790,000 GBP	United Kingdom Gilt 5.25% due 06/07/12	76,910,018	77,618,352
		153,860,412	155,237,117
Total International Government Bonds		690,255,170	706,429,385
Total International Notes and Bonds		791,758,149	800,736,008
Total Notes and Bonds		844,943,967	854,643,308
Commercial Paper — 13.02%
International Commercial Paper — 6.39%
Belgium 0.57%
16,600,000 USD	Anheuser Busch InBev WorldWide, Inc. 0.22% due 11/01/11	16,600,000	16,600,000
15,000,000 USD	Anheuser Busch InBev WorldWide, Inc. 0.30% due 12/19/11	14,994,000	14,994,000
32,065,000 USD	Anheuser Busch InBev WorldWide, Inc. 0.30% due 12/21/11	32,051,639	32,051,639
98,614,000 USD	Anheuser Busch InBev WorldWide, Inc. 0.30% due 01/11/12	98,555,654	98,532,348
15,000,000 USD	Anheuser Busch InBev WorldWide, Inc. 0.30% due 01/20/12	14,990,000	14,985,420
France 0.80%
17,832,000 USD	Électricité de France 0.27% due 11/04/11	17,831,599	17,831,599
55,417,000 USD	Électricité de France 0.34% due 12/02/11	55,401,253	55,401,253
23,818,000 USD	Électricité de France 0.34% due 12/07/11	23,810,140	23,810,140
20,000,000 USD	EI du Pont de Nemours & Company 0.17% due 01/17/12	19,992,728	19,985,874
42,000,000 USD	Sanofi 0.13% due 12/14/11	41,993,478	41,993,478
39,000,000 USD	Sanofi 0.13% due 12/20/11	38,993,099	38,993,099

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.39% — (continued)
France 0.80% — (continued)
52,000,000 USD	Total SA 0.12% due 01/18/12	$51,986,480	$51,965,997
Germany 0.28%
10,400,000 USD	BMW 0.27% due 11/01/11	10,400,000	10,400,000
27,967,000 USD	Siemens Company 0.11% due 12/23/11	27,962,556	27,962,556
50,000,000 USD	Siemens Company 0.14% due 12/19/11	49,990,667	49,990,667
Italy 0.60%
30,000,000 USD	Eni S.p.A 0.22% due 11/02/11	29,999,817	29,999,817
12,083,000 USD	Eni S.p.A 0.29% due 12/29/11	12,077,354	12,077,354
10,000,000 USD	Eni S.p.A 0.30% due 12/12/11	9,996,583	9,996,583
26,800,000 USD	Eni S.p.A 0.30% due 12/13/11	26,790,620	26,790,620
56,168,000 USD	Eni S.p.A 0.34% due 12/15/11	56,145,346	56,145,346
20,953,000 USD	Eni S.p.A 0.36% due 12/20/11	20,943,018	20,943,018
30,000,000 USD	Eni S.p.A 0.43% due 01/04/12	29,977,600	29,983,749
Japan 2.43%
11,743,000 USD	Honda Corporation 0.14% due 11/09/11	11,742,635	11,742,635
50,000,000 USD	Honda Corporation 0.14% due 01/06/12	49,987,167	49,971,710
50,000,000 USD	Mitsubishi Company 0.20% due 11/22/11	49,994,167	49,994,167
40,000,000 USD	Mitsubishi Company 0.23% due 02/15/12	39,972,911	39,954,348
30,000,000 USD	Mitsubishi Company 0.27% due 11/04/11	29,999,325	29,999,325
30,000,000 USD	Mitsui & Company, Limited 0.20% due 01/18/12	29,987,000	29,978,406
38,663,000 USD	Mitsui & Company, Limited 0.22% due 11/04/11	38,662,291	38,662,291
42,154,000 USD	Mitsui & Company, Limited 0.22% due 12/13/11	42,143,180	42,143,180
50,000,000 USD	Mitsui & Company, Limited 0.24% due 11/09/11	49,997,333	49,997,333

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.39% — (continued)
Japan 2.43% — (continued)
25,000,000 USD	Mitsui & Company, Limited 0.24% due 11/15/11	$24,997,667	$24,997,667
50,000,000 USD	Mitsui & Company, Limited 0.26% due 12/09/11	49,986,278	49,986,278
30,000,000 USD	Sumitomo Corporation 0.28% due 11/08/11	29,998,367	29,998,367
12,911,000 USD	Sumitomo Corporation 0.28% due 11/15/11	12,909,594	12,909,594
44,445,000 USD	Sumitomo Corporation 0.30% due 12/06/11	44,432,037	44,432,037
50,000,000 USD	Toyota Motor Corporation 0.19% due 11/03/11	49,999,472	49,999,472
35,000,000 USD	Toyota Motor Corporation 0.20% due 12/02/11	34,993,972	34,993,972
25,000,000 USD	Toyota Motor Corporation 0.21% due 11/15/11	24,997,958	24,997,958
40,949,000 USD	Toyota Motor Corporation 0.23% due 01/12/12	40,930,163	40,932,809
40,000,000 USD	Toyota Motor Corporation 0.25% due 12/29/11	39,983,889	39,983,889
35,000,000 USD	Toyota Motor Corporation 0.29% due 12/30/11	34,983,365	34,983,365
4,941,000 USD	Toyota Motor Corporation 0.30% due 02/08/12	4,936,924	4,937,390
20,500,000 USD	Toyota Motor Corporation 0.34% due 02/02/12	20,482,524	20,486,671
Switzerland 0.42%
12,697,000 USD	Nestlé SA 0.10% due 12/12/11	12,695,554	12,695,554
30,000,000 USD	Nestlé SA 0.12% due 11/02/11	29,999,900	29,999,900
36,622,000 USD	Nestlé SA 0.13% due 12/01/11	36,618,033	36,618,033
8,093,000 USD	Nestlé SA 0.14% due 11/09/11	8,092,748	8,092,748
44,100,000 USD	Novartis International AG 0.18% due 11/14/11	44,097,133	44,097,133
United Kingdom 1.29%
69,277,000 USD	BP PLC 0.20% due 01/13/12	69,248,904	69,262,334
20,579,000 USD	BP PLC 0.20% due 03/26/12	20,562,308	20,563,286

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.39% — (continued)
United Kingdom 1.29% — (continued)
30,000,000 USD	BP PLC 0.20% due 04/03/12	$29,974,333	$29,975,457
30,000,000 USD	Diageo Capital PLC 0.41% due 11/29/11	29,990,667	29,990,667
14,109,000 USD	Diageo Capital PLC 0.42% due 11/08/11	14,107,875	14,107,875
50,000,000 USD	Diageo Capital PLC 0.44% due 11/18/11	49,989,847	49,989,847
44,181,000 USD	Diageo Capital PLC 0.46% due 11/28/11	44,166,089	44,166,089
50,000,000 USD	Diageo Capital PLC 0.47% due 12/12/11	49,973,805	49,973,805
25,000,000 USD	Diageo Capital PLC 0.51% due 11/30/11	24,989,931	24,989,931
50,000,000 USD	Reckitt Benckiser Group PLC 0.39% due 12/05/11	49,982,056	49,982,056
20,000,000 USD	Reckitt Benckiser Group PLC 0.39% due 12/09/11	19,991,978	19,991,978
Total International Commercial Paper		1,992,083,011	1,992,014,114
U.S. Commercial Paper — 6.63%
$9,250,000	Avery Dennison Corporation 0.30% due 11/01/11	9,250,000	9,250,000
39,821,000	Campbell Soup Company 0.20% due 01/09/12	39,805,735	39,813,490
4,000,000	Caterpillar Corporation 0.09% due 12/20/11	3,999,510	3,999,510
32,246,000	Caterpillar Corporation 0.09% due 12/22/11	32,241,889	32,241,889
34,463,000	Coca-Cola Company 0.13% due 11/01/11	34,463,000	34,463,000
95,000,000	Coca-Cola Company 0.13% due 12/14/11	94,985,249	94,985,249
37,500,000	Coca-Cola Company 0.14% due 12/07/11	37,494,750	37,494,750
27,874,000	Coca-Cola Company 0.14% due 01/10/12	27,866,412	27,868,612
50,000,000	Coca-Cola Company 0.16% due 01/05/12	49,985,556	49,991,750
50,000,000	Coca-Cola Company 0.16% due 01/19/12	49,982,444	49,987,445
19,528,000	Coca-Cola Company 0.17% due 02/10/12	19,518,686	19,520,144

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 6.63% — (continued)
$25,000,000	ConocoPhillips 0.14% due 11/16/11	$24,998,542	$24,998,542
34,307,000	ConocoPhillips 0.16% due 11/07/11	34,306,085	34,306,085
23,146,000	ConocoPhillips 0.16% due 12/06/11	23,142,399	23,142,399
46,950,000	ConocoPhillips 0.20% due 11/18/11	46,945,566	46,945,566
24,700,000	ConocoPhillips 0.22% due 01/25/12	24,687,170	24,692,743
27,400,000	ConocoPhillips 0.23% due 12/23/11	27,390,897	27,390,897
20,000,000	ConocoPhillips 0.30% due 01/26/12	19,985,667	19,993,958
7,812,000	ConocoPhillips 0.33% due 01/11/12	7,807,070	7,810,438
38,928,000	Dell, Inc. 0.19% due 04/09/12	38,895,127	38,838,341
35,000,000	Dell, Inc. 0.36% due 07/09/12	34,914,590	34,834,380
31,500,000	Dell, Inc. 0.36% due 07/11/12	31,422,519	31,348,425
28,071,000	Dell, Inc. 0.36% due 07/18/12	28,000,043	27,927,931
35,000,000	Hewlett-Packard Company 0.16% due 11/01/11	35,000,000	35,000,000
15,000,000	Hewlett-Packard Company 0.16% due 12/05/11	14,997,733	14,997,733
25,000,000	Hewlett-Packard Company 0.17% due 01/03/12	24,992,562	24,988,755
25,000,000	Hewlett-Packard Company 0.18% due 01/18/12	24,990,250	24,985,572
10,743,000	Hewlett-Packard Company 0.18% due 01/20/12	10,738,703	10,736,619
12,171,000	Hewlett-Packard Company 0.30% due 01/17/12	12,163,190	12,164,090
40,000,000	Honeywell International, Inc. 0.14% due 03/30/12	39,976,667	39,967,956
3,000,000	Kraft Foods, Inc. 0.15% due 11/01/11	3,000,000	3,000,000
50,000,000	Kraft Foods, Inc. 0.36% due 11/21/11	49,990,278	49,990,278
35,000,000	Kraft Foods, Inc. 0.36% due 11/28/11	34,990,812	34,990,812

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 6.63% — (continued)
$3,600,000	NYSE Euronext 0.28% due 11/01/11	$3,600,000	$3,600,000
40,000,000	PepsiCo, Inc. 0.07% due 01/06/12	39,994,867	39,993,152
42,519,000	Philip Morris International, Inc. 0.08% due 11/07/11	42,518,433	42,518,433
23,062,000	Philip Morris International, Inc. 0.10% due 12/16/11	23,059,117	23,059,117
50,000,000	Philip Morris International, Inc. 0.12% due 01/23/12	49,986,167	49,960,565
50,000,000	Philip Morris International, Inc. 0.12% due 02/07/12	49,983,667	49,949,400
47,946,000	Philip Morris International, Inc. 0.13% due 02/06/12	47,929,206	47,898,231
38,730,000	Proctor & Gamble Company 0.10% due 02/13/12	38,718,811	38,717,010
25,000,000	Proctor & Gamble Company 0.10% due 02/14/12	24,992,708	24,991,460
47,500,000	Proctor & Gamble Company 0.10% due 02/21/12	47,485,222	47,481,660
35,500,000	Proctor & Gamble Company 0.10% due 02/22/12	35,488,857	35,486,059
49,994,000	Proctor & Gamble Company 0.10% due 03/01/12	49,977,196	49,971,638
15,000,000	Proctor & Gamble Company 0.11% due 11/10/11	14,999,587	14,999,587
38,999,000	Proctor & Gamble Company 0.11% due 11/16/11	38,997,213	38,997,213
44,000,000	Proctor & Gamble Company 0.11% due 11/17/11	43,997,849	43,997,849
30,000,000	Proctor & Gamble Company 0.12% due 11/10/11	29,999,100	29,999,100
48,345,000	Questar Corporation 0.22% due 11/10/11	48,342,341	48,342,341
50,000,000	Sherwin-Williams Company 0.22% due 01/25/12	49,974,028	49,950,790
58,000,000	Sherwin-Williams Company 0.23% due 12/16/11	57,983,325	57,983,325
39,000,000	Verizon Communications, Inc. 0.30% due 11/21/11	38,993,500	38,993,500
40,000,000	Verizon Communications, Inc. 0.31% due 11/17/11	39,994,489	39,994,489
20,000,000	Verizon Communications, Inc. 0.33% due 11/07/11	19,998,933	19,998,933

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 6.63% — (continued)
$25,316,000	Verizon Communications, Inc. 0.33% due 11/14/11	$25,313,075	$25,313,075
50,000,000	Verizon Communications, Inc. 0.34% due 11/14/11	49,994,042	49,994,042
40,000,000	Walt Disney Company 0.08% due 01/20/12	39,992,889	39,987,040
30,130,000	Walt Disney Company 0.09% due 02/07/12	30,122,618	30,117,074
20,000,000	WellPoint, Inc. 0.30% due 11/08/11	19,998,833	19,998,833
15,000,000	WellPoint, Inc. 0.30% due 12/12/11	14,994,875	14,994,875
15,000,000	WellPoint, Inc. 0.41% due 12/22/11	14,991,500	14,991,500
20,000,000	WellPoint, Inc. 0.41% due 01/17/12	19,982,889	19,989,514
5,411,000	WellPoint, Inc. 0.41% due 02/07/12	5,405,108	5,407,191
10,000,000	WellPoint, Inc. 0.41% due 02/29/12	9,986,667	9,990,891
5,800,000	Western Union Company 0.30% due 11/01/11	5,800,000	5,800,000
3,000,000	Whirlpool Corporation 0.66% due 11/02/11	2,999,946	2,999,946
Total U.S. Commercial Paper		2,069,526,159	2,069,135,192
Total Commercial Paper		4,061,609,170	4,061,149,306
Total Investment Portfolio Excluding Options Written — 99.16%		$26,471,629,562	$30,929,232,470

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (0.01)%
15,050	KLA-Tencor Corporation	$55.00	March 2012	$(1,881,250)
2,500	Mastercard, Inc., Class 'A'	390.00	November 2011	(487,500)
Total Covered Call Options Written (Premiums Received: $2,030,334)				(2,368,750)
Total Investments — 99.15% (Cost: $26,469,599,228)				30,926,863,720
Other Assets in Excess of Liabilities — 0.85%				265,245,182
Net Assets — 100.00%				$31,192,108,902

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

  (a)  Security is deemed illiquid. At October 31, 2011, the value of these securities amounted to $142,160,508 or 0.46% of net assets.

  (b)  Non-income producing security/commodity.

  (c)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (d)  At October 31, 2011, all or a portion of this security was segregated to cover collateral requirement for options.

  (e)  Securities with a total market value equal to $11,501,705,483 have been fair valued based on fair value adjustment factors at October 31, 2011.

  (f)  Represents variable voting shares.

  (g)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $44,531,261 or 0.14% of net assets.

  (h)  Represents securities that are subject to legal or contractual restrictions on resale. At October 31, 2011, the value of these securities amounted to $39,490,803 or 0.13% of net assets.

  (i)  Held through Financiere Rouge, LLC, wholly owned holding company and disregarded entity for U.S. tax purposes.

  (j)  Represents non-voting class of shares.

  (k)  This security is convertible until September 1, 2027 and is subject to a call feature and may be called in full or partially on or anytime after November 21, 2011.

  (l)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (m)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (n)  Floating rate security. Rate shown is the rate in effect at October 31, 2011.

  (o)  Inflation protected security.

At October 31, 2011, aggregate cost for federal income tax purposes was $26,803,665,015. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,731,709,511
Gross unrealized depreciation	(1,608,510,806)
Net unrealized appreciation	$4,123,198,705

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

CPI  — Consumer Price Index

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

NYSE  — New York Stock Exchange

PC  — Participation Certificate

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

RSP  — Represents Non-Voting Shares

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Global Fund

Currencies

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

JPY  — Japanese Yen

KRW  — South Korean Won

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Emin Leydier SA FRN 6.71% due 7/31/16	07/30/09	$21,410,094	$1.39
FINEL 9.50% due 6/30/17	06/22/05	14,474,400	1.05
FINEL	07/30/09	—	0.50

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT OCTOBER 31, 2011	UNREALIZED APPRECIATION AT OCTOBER 31, 2011	UNREALIZED DEPRECIATION AT OCTOBER 31, 2011
12/14/11	165,092,000	Euro	$236,081,560	$230,128,837	$5,952,723	$—
02/15/12	293,676,000	Euro	416,426,299	409,350,663	7,075,636	—
03/21/12	201,863,000	Euro	276,945,943	281,306,705	—	(4,360,762)
04/18/12	303,458,000	Euro	420,963,919	422,886,095	—	(1,922,176)
12/14/11	22,444,444,000	Japanese Yen	279,507,397	288,145,028	—	(8,637,631)
02/15/12	50,563,655,000	Japanese Yen	651,642,709	649,624,009	2,018,700	—
03/21/12	21,649,698,000	Japanese Yen	283,058,089	278,498,401	4,559,688	—
04/18/12	78,299,847,000	Japanese Yen	1,002,613,410	1,006,846,807	—	(4,233,397)
			$3,567,239,326	$3,566,786,545	$19,606,747	$(19,153,966)

Affiliated Securities

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2010	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2011	MARKET VALUE OCTOBER 31, 2011	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Alliant Techsystems, Inc.	2,864,349	473,404	—	3,337,753	$193,856,694	$—	$1,907,971
Ariake Japan Company Limited	1,725,100	—	—	1,725,100	29,992,959	—	809,860
Berkeley Group Holdings PLC	8,354,385	987,892	—	9,342,277	187,944,733	—	—
Blount International, Inc.	9,778,961	—	2,204,369	7,574,592	117,633,414	550,489	—

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

Affiliated Securities — (continued)

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2010	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2011	MARKET VALUE OCTOBER 31, 2011	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Chofu Seisakusho Company Limited	3,501,380	24,900	—	3,526,280	$90,190,066	$—	$1,198,017
Cincinnati Financial Corporation	8,975,246	566,800	—	9,542,046	276,146,811	—	14,610,969
Cintas Corporation	13,051,511	—	—	13,051,511	390,109,664	—	6,395,240
City e-Solutions Limited	20,738,780	—	—	20,738,780	2,305,405	—	—
Deltic Timber Corporation	1,258,500	—	—	1,258,500	85,187,865	—	377,550
FINEL	12,000,000	—	—	12,000,000	6,024,021	—	—
Guyenne et Gascogne SA	956,044	—	—	956,044	110,368,805	—	5,499,735
Hirose Electric Company Limited	1,775,270	543,230	—	2,318,500	222,822,977	—	3,752,580
IDACorp, Inc.	4,117,660	—	357,175	3,760,485	151,848,384	1,768,353	4,834,040
Meitec Corporation	2,719,100	—	—	2,719,100	50,780,109	—	1,803,040
Mills Music Trust	34,924	—	—	34,924	1,327,112	—	130,563
MISUMI Group, Inc.	13,629,830	—	817,970	12,811,860	267,349,719	4,959,635	1,520,619
Namyang Dairy Products Company Limited	39,989	—	—	39,989	28,218,190	—	29,128
Neopost SA	2,306,626	—	262,189	2,044,437	156,702,550	(3,063,134)	9,747,125
NSC Groupe	69,500	—	—	69,500	4,651,883	—	—
Pfeiffer Vacuum Technology AG*	1,172,304	—	790,144	382,160	38,923,222	23,916,680	1,639,380
Robertet SA	160,048	—	2,788	157,260	27,208,989	(23,422)	518,377
Sabeton SA	385,000	—	—	385,000	6,926,523	—	102,820
San Juan Basin Royalty Trust	3,975,644	—	—	3,975,644	97,164,739	—	5,464,900
Shimano, Inc.	7,096,370	513,020	—	7,609,390	377,219,147	—	5,060,578
Société Télévision Francaise 1	—	11,533,583	—	11,533,583	156,063,300	—	—
See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Global Fund

Affiliated Securities — (continued)

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2010	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2011	MARKET VALUE OCTOBER 31, 2011	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Sucrière de Pithiviers- Le-Vieil	63,019	—	—	63,019	$145,280,558	$—	$3,244,742
T. Hasegawa Company Limited	5,147,000	—	—	5,147,000	81,766,918	—	1,521,925
Total					$3,304,014,757	$28,108,601	$70,169,159

  *  Represents an unaffiliated issuer as of October 31, 2011, as such, amounts represented above will not agree to balances in the Statement of Assets and Liabilities and Statement of Operations.

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	2.78%
Consumer Staples	3.07
Energy	2.18
Financials	9.18
Health Care	0.79
Industrials	4.96
Information Technology	6.71
Materials	2.13
Utilities	2.44
Total U.S. Common Stocks	34.24
International Common Stocks
Consumer Discretionary	5.82
Consumer Staples	4.51
Energy	2.58
Financials	5.58
Health Care	3.51
Industrials	8.43
Information Technology	3.64
Materials	6.38
Telecommunication Services	1.12
Utilities	0.51
Total International Common Stocks	42.08

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
U.S. Preferred Stock
Utilities	0.05%
Total U.S. Preferred Stock	0.05
International Preferred Stocks
Consumer Discretionary	0.42
Information Technology	0.62
Total International Preferred Stocks	1.04
Warrant	0.20
Commodity	5.79
U.S. Corporate Bonds
Consumer Discretionary	0.14
Materials	0.03
Total U.S. Corporate Bonds	0.17
International Notes and Bonds
Financials	0.08
Government Issues	2.27
Industrials	0.10
Materials	0.12
Total International Notes and Bonds	2.57
Commercial Paper
International Commercial Paper	6.39
U.S. Commercial Paper	6.63
Total Commercial Paper	13.02
Covered Call Options Written	(0.01)
Total Investments	99.15%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Fund Overview | Data as of October 31, 2011 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process seeks to minimize risk by focusing on undervalued securities.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales load	4.27%	5.02%	13.66%
with sales load	-0.94	3.94	13.08
MSCI EAFE Index	-4.08	-2.41	5.73
Consumer Price Index	3.53	2.33	2.45

Asset Allocation*

Countries*
Japan	30.06%
France	10.61
United States	7.97
Germany	5.23
Switzerland	4.22
South Korea	3.59
Singapore	3.35
United Kingdom	3.27
Mexico	2.76
Hong Kong	2.34
Canada	2.32
South Africa	1.78
Thailand	1.77
Austria	1.35
Netherlands	1.28
Australia	1.01
Malaysia	0.91
Spain	0.81
Brazil	0.80
Taiwan	0.80
Bermuda	0.50
Italy	0.48
Sweden	0.47
Greece	0.39
Ireland	0.36
Belgium	0.28
Turkey	0.17

*  Asset allocation percentages are based on total investments in the portfolio. Country allocations exclude short term investments.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Overseas Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	7.45%
Shimano, Inc. (Japanese bicycle parts manufacturer)	2.38
Fanuc Corporation (Japanese automated machine tools manufacturer)	2.31
Secom Company Limited (Japanese security services provider)	1.94
SMC Corporation (Japanese automated control devices manufacturer)	1.83
Pargesa Holding SA (Swiss diversified financials company)	1.69
Grupo Televisa S.A.B., ADR (Mexican media company)	1.67
HeidelbergCement AG (German building materials manufacturer)	1.62
Keyence Corporation (Japanese sensors manufacturer)	1.53
Nestlé SA (Swiss food product manufacturer)	1.49
Total	23.91%

  *  Holdings in cash, commercial paper, and money market funds have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

First Eagle Overseas Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 74.35%
International Common Stocks — 73.90%
Australia 1.00% (a)
1,934,810	Newcrest Mining Limited	$65,191,276	$68,756,033
15,791,758	Spotless Group Limited (b)	38,417,424	33,064,856
		103,608,700	101,820,889
Austria 1.34% (a)
2,047,932	OMV AG	83,876,284	71,917,253
5,294,031	Wienerberger AG	82,217,732	64,461,246
		166,094,016	136,378,499
Belgium 0.28% (a)
366,943	Groupe Bruxelles Lambert SA	27,696,696	28,424,767
Bermuda 0.49% (a)
994,200	Jardine Matheson Holdings Limited	29,348,034	50,106,279
Brazil 0.79%
3,198,194	Petroleo Brasileiro SA, ADR	48,449,086	80,882,326
Canada 2.03%
4,773,441	Penn West Petroleum Limited	91,218,197	85,540,063
1,914,012	Cenovus Energy, Inc.	38,341,076	65,459,211
1,100,050	EnCana Corporation	14,298,776	23,871,085
485,215	Cogeco Cable, Inc.	21,284,295	23,124,746
875,938	Postmedia Network, Class 'NC' (c)(d)(e)	5,591,396	8,885,243
		170,733,740	206,880,348
France 10.05%
1,660,899	Sodexo (a)	46,115,630	120,855,923
1,660,633	Sanofi (a)	135,351,026	119,722,928
3,035,158	Bouygues SA (a)	135,899,173	114,239,951
39,143	Sucrière de Pithiviers-Le-Vieil (b)	15,598,306	90,238,133
1,534,380	Total SA (a)	90,001,276	80,681,621
5,831,713	Société Télévision Francaise 1 (a)	92,742,720	78,910,116
827,900	Neopost SA (a)	44,073,366	63,457,099
558,938	Laurent-Perrier (a)(b)	19,851,603	58,029,688
1,608,488	Carrefour SA (a)	69,265,330	42,887,980
235,837	Robertet SA (a)(b)	20,591,063	40,804,314
51,500	Robertet SA CI (e)(f)(g)	2,151,628	6,143,699
348,206	Guyenne et Gascogne SA (a)	40,270,290	40,198,024
895,904	Fregate (b)(e)(f)(h)	23,101,991	37,941,018

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 73.90% — (continued)
France 10.05% — (continued)
505,501	Wendel (a)	$10,862,584	$37,732,632
297,268	Société BIC SA (a)	11,253,819	26,734,438
442,830	Société Foncière Financière et de Participations (a)	29,139,582	20,855,938
364,373	Gaumont SA	21,698,753	17,326,198
176,658	Rémy Cointreau SA (a)	4,547,566	14,584,594
11,593,581	FINEL (b)(c)(e)(f)(h)(i)	9,152,131	5,819,998
1,000	Société Vermandoise de Sucreries (a)(e)	854,846	4,693,067
100,000	Sabeton SA (a)	1,463,142	1,799,097
		823,985,825	1,023,656,456
Germany 4.20% (a)
3,619,240	HeidelbergCement AG	200,929,134	165,123,088
6,418,531	Deutsche Wohnen AG (b)	67,969,040	95,236,453
1,717,105	Daimler AG	82,782,102	87,887,649
1,517,790	Hamburger Hafen und Logistik AG	53,801,823	47,027,445
296,503	Fraport AG	8,930,449	18,813,392
137,466	Pfeiffer Vacuum Technology AG	3,635,898	14,000,993
		418,048,446	428,089,020
Greece 0.39% (a)
7,182,037	Jumbo SA (b)	47,401,214	39,229,562
Hong Kong 0.95% (a)
7,806,340	Guoco Group Limited	57,283,838	74,175,105
8,166,100	Hopewell Holdings Limited	11,153,124	21,207,967
10,851,720	City e-Solutions Limited (c)(e)	323,358	1,206,320
		68,760,320	96,589,392
Ireland 0.35% (a)
1,970,920	CRH PLC	32,976,584	35,936,078
Italy 0.48% (a)
7,315,306	Italcementi S.p.A. RSP	87,341,485	23,092,480
1,197,736	Italmobiliare S.p.A. RSP	50,324,930	20,773,429
168,142	Italmobiliare S.p.A.	19,250,153	4,745,016
		156,916,568	48,610,925
Japan 29.81% (a)
4,886,870	Shimano, Inc. (b)	81,201,320	242,256,072
1,451,840	Fanuc Corporation	133,535,622	235,425,795
4,170,700	Secom Company Limited	178,984,614	197,814,728

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Overseas Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 73.90% — (continued)
Japan 29.81% (a) — (continued)
1,193,590	SMC Corporation	$153,637,312	$186,188,897
610,300	Keyence Corporation	120,033,342	155,592,580
7,175,100	MS&AD Insurance Group Holdings	169,497,975	140,939,578
6,858,800	NKSJ Holdings, Inc.	192,868,071	137,570,489
2,451,100	Ono Pharmaceutical Company Limited	100,329,417	128,648,046
3,260,440	Astellas Pharma, Inc.	133,084,592	119,589,530
15,600	KDDI Corporation	98,883,381	114,605,404
1,050,800	Hirose Electric Company Limited	115,774,722	100,988,736
2,035,070	Canon, Inc.	97,083,761	92,654,368
4,092,170	MISUMI Group, Inc.	70,195,915	85,392,792
2,107,490	Nissin Foods Holdings Company Limited	74,661,603	81,410,666
3,498,960	Nomura Research Institute Limited	68,063,992	78,919,019
4,400,050	Mitsubishi Estate Company Limited	65,929,737	74,738,851
7,627,430	Kansai Paint Company Limited	60,795,887	71,805,193
3,239,630	Hoya Corporation	70,381,030	70,979,698
2,657,590	Nitto Kohki Company Limited (b)	46,435,145	60,375,543
6,577,300	Japan Wool Textile Company Limited (b)	49,871,284	53,082,415
2,023,800	Chofu Seisakusho Company Limited (b)	33,120,144	51,761,816
3,206,911	T. Hasegawa Company Limited (b)	43,073,853	50,946,032
2,485,480	Daiichikosho Company Limited	27,081,144	48,381,862
26,230	NTT DoCoMo, Inc.	39,858,813	46,720,065
2,252,610	THK Company Limited	36,188,958	44,027,816
540,980	Shin-Etsu Chemical Company Limited	25,322,466	27,862,089
2,013,324	Nagaileben Company Limited (b)	19,961,972	27,825,444
1,570,700	Ariake Japan Company Limited	32,942,453	27,308,528
2,004,440	OSG Corporation	22,787,950	25,759,430
1,286,140	As One Corporation (b)	26,246,127	24,646,251
1,058,246	Matsumoto Yushi-Seiyaku Company Limited (b)(e)	25,950,562	24,262,761
2,184,600	Seikagaku Corporation	17,648,500	23,762,142
2,535,900	Yomeishu Seizo Company Limited (b)	22,847,623	23,416,589
2,068,330	Maezawa Kasei Industries Company Limited (b)	31,939,631	22,357,474
815,690	Icom, Inc. (b)	21,122,543	19,994,264
508,106	SK Kaken Company Limited	9,470,131	18,949,279
1,014,200	Meitec Corporation	29,317,475	18,940,527

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 73.90% — (continued)
Japan 29.81% (a) — (continued)
3,296,040	Okumura Corporation	$16,402,020	$13,046,679
493,250	Mandom Corporation	6,249,764	12,631,119
1,907	Inpex Corporation	9,159,486	12,626,506
2,572,675	TOMONY Holdings, Inc.	17,372,742	10,231,308
806,280	Chudenko Corporation	12,295,496	8,753,059
453,900	Fuji Seal International, Inc.	8,026,006	8,615,158
1,215,770	Sansei Yusoki Company Limited (b)	10,175,013	6,013,251
1,424,100	Shingakukai Company Limited (b)	10,266,277	4,988,869
757,100	Asahi Broadcasting Corporation	4,045,203	3,757,062
		2,640,121,074	3,036,563,780
Malaysia 0.90% (a)
72,262,570	Genting Malaysia Berhad	62,743,594	89,892,305
594,690	Genting Berhad	979,066	2,071,307
		63,722,660	91,963,612
Mexico 2.74%
7,987,622	Grupo Televisa S.A.B., ADR	158,160,868	170,375,977
2,623,392	Industrias Peñoles S.A.B. de C.V.	2,199,981	108,287,004
		160,360,849	278,662,981
Netherlands 1.27% (a)
539,055	HAL Trust	18,095,972	63,512,216
6,299,709	TNT Express NV	73,564,025	53,865,464
2,340,827	PostNL NV	25,821,064	11,944,593
		117,481,061	129,322,273
Singapore 2.36% (a)
23,192,830	Haw Par Corporation Limited (b)	76,875,317	103,374,204
70,167,015	ComfortDelgro Corporation Limited	68,385,814	77,901,551
16,373,450	Singapore Airport Terminal Services Limited	18,528,182	31,964,489
5,640,520	Fraser and Neave Limited	6,680,505	27,525,557
		170,469,818	240,765,801
South Africa 1.77%
7,868,291	Gold Fields Limited, ADR	99,463,345	137,144,312
3,275,059	Harmony Gold Mining Company Limited, ADR	30,822,097	43,001,525
		130,285,442	180,145,837

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Overseas Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 73.90% — (continued)
South Korea 2.45%
1,318,522	KT&G Corporation (a)	$70,025,885	$82,481,489
35,325	Lotte Confectionery Company Limited (a)	12,445,892	55,236,548
186,884	Nong Shim Company Limited (a)	43,886,371	36,621,147
119,080	Amorepacific Group (a)	18,151,496	26,048,123
872,463	Fursys, Inc. (a)(b)	10,110,165	21,818,695
22,950	Namyang Dairy Products Company Limited	4,912,653	16,194,640
1,182,040	Dong Ah Tire & Rubber Company Limited (a)	5,161,359	9,410,476
146,969	Teems, Inc. (a)(b)(c)	1,280,866	1,443,520
		165,974,687	249,254,638
Spain 0.81% (a)
1,688,700	Red Electrica Corporation SA	84,248,760	81,982,149
Sweden 0.47% (a)
2,494,571	Investor AB, Class 'A'	50,462,756	47,678,404
Switzerland 4.19% (a)
2,196,591	Pargesa Holding SA	115,479,876	172,649,783
2,610,500	Nestlé SA	79,226,015	151,963,334
193,016	Rieter Holding AG (c)	26,177,079	40,418,728
792	Lindt & Spruengli AG	5,105,206	29,353,613
137,452	Kuehne & Nagel International AG	1,733,811	17,139,403
225,026	Autoneum Holding AG (c)	12,062,900	15,311,848
		239,784,887	426,836,709
Taiwan 0.41% (a)
20,184,980	Taiwan Secom Company Limited	32,105,415	36,421,138
5,700,328	Taiwan Sogo Shin Kong Security Company Limited	4,976,521	4,889,739
		37,081,936	41,310,877
Thailand 1.75%
466,542,885	Thai Beverage PCL (a)	82,863,046	98,379,882
15,979,859	Bangkok Bank PCL NVDR (a)	56,870,621	76,991,247
250,000	OHTL PCL (e)	1,152,072	3,252,032
		140,885,739	178,623,161
Turkey 0.17% (a)
3,205,889	Yazicilar Holding AS	21,541,251	17,367,367

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 73.90% — (continued)
United Kingdom 2.45% (a)
3,995,640	GlaxoSmithKline PLC	$76,140,895	$89,961,597
3,378,628	Berkeley Group Holdings PLC (c)	41,275,902	67,970,082
1,295,388	Anglo American PLC	32,786,526	47,643,130
9,076,580	WM Morrison Supermarkets PLC	42,760,825	44,158,554
		192,964,148	249,733,363
Total International Common Stocks		6,309,404,297	7,526,815,493
U.S. Common Stock — 0.45%
Materials 0.45%
691,883	Newmont Mining Corporation	17,601,872	46,238,541
Total Common Stocks		6,327,006,169	7,573,054,034
International Preferred Stocks — 1.96%
Germany 0.85% (a)
1,160,182	Hornbach Holding AG	39,421,559	85,911,392
South Korea 1.11% (a)
186,879	Samsung Electronics Company Limited	23,663,909	106,623,599
27,183	Namyang Dairy Products Company Limited	387,445	6,619,580
		24,051,354	113,243,179
Total International Preferred Stocks		63,472,913	199,154,571
OUNCES
Commodity — 7.45%
441,517	Gold bullion (c)	217,894,842	758,946,085
PRINCIPAL
Term Loans — 0.14%
Germany 0.14%
1,647,055 EUR	Pfleiderer AG Term 1A due 12/31/13 (c)(j)	1,639,424	1,358,902
5,000,000 EUR	Pfleiderer AG Term Loan due 12/31/13 (c)(j)	5,391,975	4,125,248
5,000,000 EUR	Pfleiderer AG Term Loan due 12/31/13 (c)(j)	5,003,535	4,125,248
329,411 EUR	Pfleiderer AG Term Facility 1A due 12/31/13 (c)(j)	345,220	271,781
2,488,890 CAD	Pfleiderer AG Term Facility 2A due 12/31/13 (c)(j)	1,853,608	1,459,269

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Germany 0.14% — (continued)
1,860,000 EUR	Pfleiderer AG Revolving Credit Facility 1A due 12/31/13 (c)(j)	$1,949,271	$1,534,592
1,180,000 EUR	Pfleiderer AG Revolving Credit Facility 2A due 12/31/13 (c)(j)	1,236,637	973,559
319,240 USD	Pfleiderer AG Term Loan B 4.229% due 11/17/11 (f)(j)(k)	321,218	319,240
225,452 EUR	Pfleiderer AG Term Loan B 5.355% due 11/17/11 (f)(j)(k)	323,267	314,381
Total Term Loans		18,064,155	14,482,220
International Bonds — 4.26%
International Corporate Bonds — 0.51%
Canada 0.27%
33,554,000 USD	Catalyst Paper Corporation 7.375% due 03/01/14 (e)	26,422,167	7,633,535
34,110,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (e)(l)	30,789,756	19,954,350
		57,211,923	27,587,885
France 0.24%
10,000,000 EUR	Emin Leydier SA FRN 6.706% due 07/31/16 (e)(f)(h)(k)	14,273,396	13,944,493
8,000,000 EUR	FINEL 9.50% due 06/30/17 (e)(f)(h)	9,649,600	8,366,695
1,950,000 EUR	Wendel SA 4.875% due 09/21/15 (m)	1,694,081	2,624,005
		25,617,077	24,935,193
Total International Corporate Bonds		82,829,000	52,523,078
International Government Bonds — 3.75%
France 0.23%
16,001,865 EUR	France Government Bond OAT 3.00% due 07/25/12 (n)	19,420,699	23,174,587
Hong Kong 1.38%
137,300,000 HKD	Hong Kong Government Bond 0.48% due 09/03/12	17,725,290	17,722,888
415,700,000 HKD	Hong Kong Government Bond 2.66% due 12/17/12	54,933,049	55,043,816
359,500,000 HKD	Hong Kong Government Bond 4.20% due 09/17/12	47,872,546	47,941,355
145,500,000 HKD	Hong Kong Government Bond 4.49% due 11/26/12	19,472,659	19,607,172
		140,003,544	140,315,231

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Government Bonds — 3.75% — (continued)
Singapore 0.96%
120,000,000 SGD	Singapore Government Bond 3.50% due 07/01/12	$95,756,857	$97,909,402
Taiwan 0.38%
582,300,000 TWD	Taiwan Government Bond 2.00% due 07/20/12	18,043,291	19,657,676
574,500,000 TWD	Taiwan Government Bond 2.375% due 01/16/13	18,303,538	19,590,127
		36,346,829	39,247,803
United Kingdom 0.80%
24,745,000 GBP	United Kingdom Gilt 5.00% due 03/07/12	40,197,118	40,546,260
24,448,000 GBP	United Kingdom Gilt 5.25% due 06/07/12	40,185,855	40,555,962
		80,382,973	81,102,222
Total International Government Bonds		371,910,902	381,749,245
Total International Bonds		454,739,902	434,272,323
Commercial Paper — 11.03%
International Commercial Paper — 9.21%
Belgium 0.54%
40,000,000 USD	Anheuser Busch InBev WorldWide, Inc. 0.30% due 12/19/11	39,984,000	39,984,000
15,000,000 USD	Anheuser Busch InBev WorldWide, Inc. 0.30% due 01/11/12	14,991,125	14,987,580
France 1.35%
30,000,000 USD	Électricité de France 0.34% due 12/02/11	29,991,475	29,991,475
15,810,000 USD	Électricité de France 0.34% due 12/07/11	15,804,783	15,804,783
50,000,000 USD	Sanofi 0.13% due 12/14/11	49,992,236	49,992,236
42,000,000 USD	Total SA 0.12% due 01/18/12	41,989,080	41,972,536
Germany 0.55%
10,400,000 USD	BMW 0.27% due 11/01/11	10,400,000	10,400,000
22,033,000 USD	Siemens Company 0.11% due 12/23/11	22,029,499	22,029,499
23,429,000 USD	Siemens Company 0.14% due 12/19/11	23,424,627	23,424,627

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 9.21% — (continued)
Italy 0.62%
20,000,000 USD	Eni S.p.A 0.22% due 11/02/11	$19,999,878	$19,999,878
20,000,000 USD	Eni S.p.A 0.30% due 12/12/11	19,993,166	19,993,166
23,200,000 USD	Eni S.p.A 0.30% due 12/13/11	23,191,880	23,191,880
Japan 3.96%
15,000,000 USD	Honda Corporation 0.13% due 01/18/12	14,995,775	14,989,203
35,000,000 USD	Mitsubishi Company 0.23% due 02/15/12	34,976,297	34,960,054
44,000,000 USD	Mitsubishi Company 0.25% due 03/19/12	43,957,528	43,919,577
20,000,000 USD	Mitsubishi Company 0.27% due 11/04/11	19,999,550	19,999,550
50,533,000 USD	Mitsui & Company, Limited 0.18% due 01/31/12	50,510,008	50,487,283
20,000,000 USD	Mitsui & Company, Limited 0.20% due 01/18/12	19,991,333	19,985,604
50,000,000 USD	Mitsui & Company, Limited 0.22% due 12/12/11	49,987,472	49,987,472
16,575,000 USD	Sumitomo Corporation 0.28% due 11/15/11	16,573,195	16,573,195
18,373,000 USD	Sumitomo Corporation 0.32% due 11/25/11	18,369,203	18,369,203
34,865,000 USD	Toyota Motor Corporation 0.20% due 11/15/11	34,862,288	34,862,288
10,000,000 USD	Toyota Motor Corporation 0.20% due 12/02/11	9,998,278	9,998,278
25,000,000 USD	Toyota Motor Corporation 0.23% due 11/10/11	24,998,563	24,998,563
20,000,000 USD	Toyota Motor Corporation 0.25% due 12/29/11	19,991,944	19,991,944
20,000,000 USD	Toyota Motor Corporation 0.34% due 02/02/12	19,982,950	19,986,996
23,871,000 USD	Toyota Motor Corporation 0.36% due 02/06/12	23,848,488	23,854,169
Switzerland 0.74%
10,000,000	Nestlé SA USD0.10% due 12/12/11	9,998,861	9,998,861
13,000,000 USD	Nestlé SA 0.11% due 03/05/12	12,995,035	12,993,812
20,000,000 USD	Nestlé SA 0.12% due 11/02/11	19,999,933	19,999,933

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 9.21% — (continued)
Switzerland 0.74% — (continued)
21,907,000 USD	Nestlé SA 0.14% due 11/09/11	$21,906,319	$21,906,319
10,000,000 USD	Novartis International AG 0.18% due 11/14/11	9,999,350	9,999,350
United Kingdom 1.45%
30,723,000 USD	BP PLC 0.20% due 01/13/12	30,710,540	30,716,496
4,421,000 USD	BP PLC 0.20% due 03/26/12	4,417,414	4,417,624
17,000,000 USD	BP PLC 0.20% due 04/03/12	16,985,456	16,986,092
10,000,000 USD	Diageo Capital PLC 0.47% due 12/12/11	9,994,761	9,994,761
47,000,000 USD	Diageo Capital PLC 0.47% due 12/14/11	46,974,176	46,974,176
20,000,000 USD	Diageo Capital PLC 0.51% due 11/30/11	19,991,945	19,991,945
18,700,000 USD	Reckitt Benckiser Group PLC 0.41% due 04/04/12	18,667,794	18,658,836
Total International Commercial Paper		937,476,205	937,373,244
U.S. Commercial Paper — 1.82%
$9,250,000	Avery Dennison Corporation 0.30% due 11/01/11	9,250,000	9,250,000
16,000,000	Caterpillar Corporation 0.09% due 12/20/11	15,998,040	15,998,040
20,114,000	ConocoPhillips 0.16% due 12/06/11	20,110,871	20,110,871
8,572,000	Dell, Inc. 0.19% due 04/09/12	8,564,761	8,552,257
11,579,000	Hewlett-Packard Company 0.30% due 01/17/12	11,571,570	11,572,427
3,797,000	Kraft Foods, Inc. 0.15% due 11/01/11	3,797,000	3,797,000
6,500,000	NYSE Euronext 0.28% due 11/01/11	6,500,000	6,500,000
22,942,000	NYSE Euronext 0.28% due 11/18/11	22,938,966	22,938,966
2,054,000	Philip Morris International, Inc. 0.13% due 02/06/12	2,053,281	2,051,954
10,000,000	Proctor & Gamble Company 0.10% due 02/22/12	9,996,861	9,996,073
24,935,000	Proctor & Gamble Company 0.15% due 12/16/11	24,930,325	24,930,325

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 1.82% — (continued)
$10,000,000	Verizon Communications, Inc. 0.33% due 11/07/11	$9,999,467	$9,999,467
34,127,000	Walt Disney Company 0.09% due 02/07/12	34,118,639	34,112,359
5,800,000	Western Union Company 0.30% due 11/01/11	5,800,000	5,800,000
Total U.S. Commercial Paper		185,629,781	185,609,739
Total Commercial Paper		1,123,105,986	1,122,982,983
Total Investments — 99.19%		$8,204,283,967	10,102,892,216
Other Assets in Excess of Liabilities — 0.81%			82,624,338
Net Assets — 100.00%			$10,185,516,554

  (a)  Securities with a total market value equal to $6,802,482,854 have been fair valued based on fair value adjustment factors at October 31, 2011.

  (b)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (c)  Non-income producing security/commodity.

  (d)  Represents variable voting shares.

  (e)  Security is deemed illiquid. At October 31, 2011, the value of these securities amounted to $142,103,211 or 1.40% of net assets.

  (f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $72,849,524 or 0.72% of net assets.

  (g)  Represents non-voting class of shares.

  (h)  Represents securities that are subject to legal or contractual restrictions on resale. At October 31, 2011, the value of these securities amounted to $66,072,204 or 0.65% of net assets.

  (i)  Held through Financiere Bleue, LLC, wholly owned holding company and disregarded entity for U.S. tax purposes.

  (j)  All or a portion of this position represents unsettled loan commitment.

  (k)  Floating rate security. Rate shown is the rate in effect at October 31, 2011.

  (l)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (m)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (n)  Inflation protected security.

At October 31, 2011, aggregate cost for federal income tax purposes was $8,544,348,957. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,116,679,111
Gross unrealized depreciation	(558,135,852)
Net unrealized appreciation	$1,558,543,259

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

NYSE  — New York Stock Exchange

OAT  — French Treasury Obligation

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

CAD  — Canadian Dollar

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Emin Leydier SA FRN 6.706% due 7/31/16	07/30/09	$14,273,396	$1.39
FINEL 9.50% due 6/30/17	06/22/05	9,649,600	1.05
FINEL	07/14/99	9,152,131	0.50
Fregate	04/30/04	23,101,991	42.35

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT OCTOBER 31, 2011	UNREALIZED APPRECIATION AT OCTOBER 31, 2011	UNREALIZED DEPRECIATION AT OCTOBER 31, 2011
12/14/11	103,846,000	Euro	$148,499,780	$144,755,404	$3,744,376	$—
02/15/12	205,901,000	Euro	291,662,901	287,004,859	4,658,042	—
03/21/12	107,349,000	Euro	147,277,461	149,596,476	—	(2,319,015)
04/18/12	157,533,000	Euro	218,155,956	219,528,131	—	(1,372,175)
12/14/11	11,874,054,000	Japanese Yen	147,871,158	152,440,828	—	(4,569,670)
02/15/12	28,271,631,000	Japanese Yen	363,008,766	363,179,398	—	(170,632)
03/21/12	10,649,310,000	Japanese Yen	139,233,967	136,991,094	2,242,873	—
04/18/12	45,792,812,000	Japanese Yen	585,838,917	588,800,470	—	(2,961,553)
			$2,041,548,906	$2,042,296,660	$10,645,291	$(11,393,045)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Overseas Fund

Affiliated Securities

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2010	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2011	MARKET VALUE OCTOBER 31, 2011	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
As One Corporation	1,286,140	—	—	1,286,140	$24,646,251	$—	$261,787
Chofu Seisakusho Company Limited	2,022,800	1,000	—	2,023,800	51,761,816	—	690,394
Deutsche Wohnen AG	6,418,531	—	—	6,418,531	95,236,453	—	1,851,810
FINEL	11,593,581	—	—	11,593,581	5,819,998	—	—
Fregate	895,904	—	—	895,904	37,941,018	—	988,172
Fursys, Inc.	948,330	—	75,867	872,463	21,818,695	—	444,851
Gewiss S.p.A.*	6,116,020	—	6,116,020	—	—	21,355,659	—
Haw Par Corporation Limited	23,192,830	—	—	23,192,830	103,374,204	—	3,759,011
Icom, Inc.	861,660	—	45,970	815,690	19,994,264	(250,571)	202,236
Japan Wool Textile Company Limited	6,577,300	—	—	6,577,300	53,082,415	—	1,332,912
Jumbo SA	2,550,914	4,631,123	—	7,182,037	39,229,562	—	613,704
Laurent- Perrier	563,378	—	4,440	558,938	58,029,688	189,298	510,447
Maezawa Kasei Industries Company Limited	2,068,330	—	—	2,068,330	22,357,474	—	606,870
Matsumoto Yushi- Seiyaku Company Limited	1,058,246	—	—	1,058,246	24,262,761	—	596,864
Nagaileben Company Limited	1,005,672	1,007,652	—	2,013,324	27,825,444	—	851,253
Nitto Kohki Company Limited	2,832,150	—	174,560	2,657,590	60,375,543	749,650	1,021,406
Pfeiffer Vacuum Technology AG*	895,398	—	757,932	137,466	14,000,993	55,918,804	589,692
Robertet SA	235,944	—	107	235,837	40,804,314	(1,332)	777,392
Sansei Yusoki Company Limited	1,223,670	—	7,900	1,215,770	6,013,251	(48,967)	200,388
Shimano, Inc.	4,886,870	—	—	4,886,870	242,256,072	—	3,399,527

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

Affiliated Securities — (continued)

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2010	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2011	MARKET VALUE OCTOBER 31, 2011	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Shingakukai Company Limited	1,424,100	—	—	1,424,100	$4,988,869	$—	$160,642
Spotless Group Limited	10,471,542	5,320,216	—	15,791,758	33,064,856	—	1,413,375
Sucrière de Pithiviers- Le-Vieil	39,143	—	—	39,143	90,238,133	—	2,015,407
T. Hasegawa Company Limited	3,452,591	—	245,680	3,206,911	50,946,032	(112,995)	987,638
Teems, Inc.	—	151,732	4,763	146,969	1,443,520	(70,370)	—
Yomeishu Seizo Company Limited	2,535,900	—	—	2,535,900	23,416,589	—	514,900
Total					$1,152,928,215	$77,729,176	$23,790,678

  *  Represents an unaffiliated issuer as of October 31, 2011, as such, amounts represented above will not agree to balances in the Statement of Assets and Liabilities and Statement of Operations.

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	11.32%
Consumer Staples	9.20
Energy	4.21
Financials	9.69
Health Care	5.23
Industrials	17.24
Information Technology	5.72
Materials	8.89
Telecommunication Services	1.59
Utilities	0.81
Total International Common Stocks	73.90
U.S. Common Stocks
Materials	0.45
Total U.S. Common Stocks	0.45

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Overseas Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Preferred Stocks
Consumer Discretionary	0.85%
Consumer Staples	0.06
Information Technology	1.05
Total International Preferred Stocks	1.96
Commodity	7.45
Term Loans	0.14
International Bonds
Financials	0.08
Government Issues	3.75
Industrials	0.02
Materials	0.41
Total International Bonds	4.26
Commercial Paper
International Commercial Paper	9.21
U.S. Commercial Paper	1.82
Total Commercial Paper	11.03
Total Investments	99.19%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

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Fund Overview | Data as of October 31, 2011 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, primarily in equity and debt securities issued by U.S. corporations. Management utilizes a highly disciplined, bottom-up, value-oriented approach in achieving its investment objective.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle U.S. Value Fund (A Shares)
without sales charge	9.60%	4.78%	9.09%
with sales charge	4.12	3.71	8.53
Standard & Poor's 500 Index	8.09	0.25	3.69
Consumer Price Index	3.53	2.33	2.45

Asset Allocation*

Sector/Industry*
Financials	19.29%
Information Technology	15.36
Industrials	10.01
Consumer Discretionary	8.53
Materials	7.21
Consumer Staples	5.94
Commodity (Gold Bullion)	4.77
Energy	4.58
Utilities	3.94
Health Care	3.63
Exchange Traded Fund	0.47
Warrant	0.37

* percentages exclude option positions

*  Asset allocation percentages are based on total investments in the portfolio. Sector/Industry allocations exclude short term investments.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

U.S. Value Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge gives effect to the deduction of the maximum sales charge of 5.00%.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	4.70%
Cisco Systems, Inc. (U.S. computer communications company)	3.50
Comcast Corporation, Class 'A' (U.S. cable/satellite television company)	2.45
Sysco Corporation (U.S. food services distributor)	2.28
ConocoPhillips (U.S. energy company)	2.26
Microsoft Corporation (U.S. software developer)	2.17
FirstEnergy Corporation (U.S. diversified energy company)	2.14
Bank of New York Mellon Corporation (U.S. financial services company)	2.05
3M Company (U.S. industrial conglomerate)	1.99
Intel Corporation (U.S. semiconductor manufacturer)	1.87
Total	25.41%

  *  Holdings in cash, commercial paper and money market funds have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

First Eagle U.S. Value Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 73.36%
U.S. Common Stocks — 69.12%
Consumer Discretionary 6.39%
2,039,046	Comcast Corporation, Class 'A'	$35,171,456	$46,898,058
702,480	Omnicom Group, Inc.	22,058,718	31,246,310
773,410	Home Depot, Inc.	17,857,208	27,688,078
687,396	International Speedway Corporation, Class 'A'	22,522,330	16,401,269
590	St. John Knits International, Inc. (a)(b)	18,290	2,508
		97,628,002	122,236,223
Consumer Staples 5.67%
1,573,300	Sysco Corporation	44,694,726	43,611,876
199,910	Lorillard, Inc.	14,817,964	22,122,041
243,070	Colgate-Palmolive Company	18,724,902	21,966,236
365,334	Wal-Mart Stores, Inc.	17,331,187	20,721,744
		95,568,779	108,421,897
Energy 4.07%
620,408	ConocoPhillips	32,693,179	43,211,417
154,753	Apache Corporation	10,032,993	15,418,041
352,139	San Juan Basin Royalty Trust	10,234,184	8,606,277
66,671	SEACOR Holdings, Inc.	4,706,611	5,677,036
91,354	Helmerich & Payne, Inc.	1,684,414	4,858,206
		59,351,381	77,770,977
Financials 18.29%
1,842,004	Bank of New York Mellon Corporation	47,877,116	39,197,845
665,890	American Express Company	19,687,007	33,707,352
1,117,550	Cincinnati Financial Corporation	29,916,306	32,341,897
266	Berkshire Hathaway, Inc., Class 'A' (a)	24,377,896	31,108,700
1,115,686	BB&T Corporation	28,381,974	26,040,111
1,432,201	Weyerhaeuser Company REIT	23,323,018	25,750,974
980,843	U.S. Bancorp	24,033,674	25,099,772
262,172	Visa, Inc., Class 'A'	19,442,449	24,450,161
67,946	Alleghany Corporation (a)	19,608,686	21,560,625
58,559	Mastercard, Inc., Class 'A' (c)	12,460,464	20,334,027
579,535	WR Berkley Corporation	15,663,954	20,173,613
514,107	Plum Creek Timber Company, Inc., REIT	18,161,943	19,361,270
394,314	Mercury General Corporation	16,639,706	17,073,796
328,029	Rayonier, Inc., REIT	6,922,549	13,688,650
		306,496,742	349,888,793

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 69.12% — (continued)
Health Care 2.17%
323,880	WellPoint, Inc.	$15,299,202	$22,315,332
296,570	Johnson & Johnson	17,865,833	19,096,142
		33,165,035	41,411,474
Industrials 9.55%
481,440	3M Company	34,783,660	38,043,389
1,143,570	Cintas Corporation	34,510,670	34,181,307
381,695	Lockheed Martin Corporation	27,314,577	28,970,650
449,133	Alliant Techsystems, Inc.	35,333,538	26,085,645
439,785	Northrop Grumman Corporation	26,385,028	25,397,584
720,526	Blount International, Inc. (a)	6,982,391	11,189,769
816,751	Insteel Industries, Inc.	9,144,035	8,420,703
127,022	Unifirst Corporation	3,310,917	6,649,602
128,839	Huntington Ingalls Industries, Inc. (a)	4,027,079	3,800,750
		181,791,895	182,739,399
Information Technology 14.35%
3,611,902	Cisco Systems, Inc.	62,340,579	66,928,544
1,554,637	Microsoft Corporation	37,183,090	41,399,983
1,457,994	Intel Corporation	26,708,512	35,779,173
1,187,010	Rofin-Sinar Technologies, Inc. (a)	27,642,365	30,862,260
951,660	Linear Technology Corporation	24,854,279	30,748,135
750,030	Texas Instruments, Inc.	19,624,553	23,048,422
317,471	Automatic Data Processing, Inc.	11,701,372	16,613,257
332,733	KLA-Tencor Corporation (c)	9,552,516	15,668,397
19,150	Google, Inc., Class 'A' (a)	9,191,400	11,349,056
125,000	Dell, Inc. (a)(c)	1,470,868	1,976,250
		230,269,534	274,373,477
Materials 4.98%
521,812	Newmont Mining Corporation	24,247,219	34,872,696
378,379	Ashland, Inc.	19,781,932	20,038,952
216,880	Martin Marietta Materials, Inc.	19,018,983	15,652,230
458,372	Vulcan Materials Company	20,827,381	14,342,460
101,150	Deltic Timber Corporation	4,802,970	6,846,843
70,020	Scotts Miracle-Gro Company, Class 'A'	3,097,001	3,396,670
		91,775,486	95,149,851

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

U.S. Value Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 69.12% — (continued)
Utilities 3.65%
911,403	FirstEnergy Corporation	$33,701,919	$40,976,679
291,320	Entergy Corporation	19,215,087	20,150,604
216,687	IDACorp, Inc.	6,780,723	8,749,821
		59,697,729	69,877,104
Total U.S. Common Stocks		1,155,744,583	1,321,869,195
International Common Stocks — 4.24%
Canada 1.35%
394,620	Agnico-Eagle Mines Limited	22,934,738	17,145,668
478,402	Penn West Petroleum Limited	9,714,722	8,572,964
		32,649,460	25,718,632
France 1.41%
754,462	Sanofi, ADR	28,866,657	26,972,017
United Kingdom 1.48%
496,990	Amdocs Limited (a)	11,894,360	14,919,640
370,363	Willis Group Holdings PLC	9,103,777	13,447,880
		20,998,137	28,367,520
Total International Common Stocks		82,514,254	81,058,169
Total Common Stocks		1,238,258,837	1,402,927,364
U.S. Preferred Stocks — 0.42%
Consumer Staples 0.19%
168,915	Seneca Foods Corporation, Series '2003' (a)(b)(d)(e)	2,542,171	3,555,661
Utilities 0.23%
88,100	Calenergy Capital Trust III 6.50% (b)(f)(g)	3,778,987	4,371,962
Total U.S. Preferred Stocks		6,321,158	7,927,623
Exchange Traded Fund — 0.47%
292,960	PowerShares DB Agriculture Fund, ETF (a)	7,191,808	8,908,914
Warrant — 0.36%
United States 0.36%
661,579	JPMorgan Chase & Co. Warrant expire 10/28/18 (a)	8,575,941	6,946,580

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

OUNCES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commodity — 4.70%
52,308	Gold bullion (a)	$39,756,621	$89,914,608
PRINCIPAL
Bonds — 3.53%
International Corporate Bond — 0.30%
Canada 0.30%
10,000,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (b)(h)	8,811,945	5,850,000
U.S. Corporate Bonds — 3.23%
$600,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (b)	517,682	468,000
5,975,000	Mueller Water Products, Inc. 7.375% due 06/01/17	4,858,153	5,287,875
2,000,000	Pulte Homes, Inc. 6.25% due 02/15/13	1,932,838	2,030,000
446,000	Sanmina-SCI Corporation 8.125% due 03/01/16	408,421	457,150
10,169,000	Sealy Mattress Company 8.25% due 06/15/14	8,150,060	10,194,422
18,167,000	Vulcan Materials Company 6.50% due 12/01/16	17,524,452	17,606,748
19,455,000	Yankee Candle Company, Inc. Series 'B' 8.50% due 02/15/15	19,913,940	19,941,375
5,877,000	Yankee Candle Company, Inc. Series 'B' 9.75% due 02/15/17	5,872,173	5,759,460
Total U.S. Corporate Bonds		59,177,719	61,745,030
Total Bonds		67,989,664	67,595,030
U.S. Treasury Bills — 3.40%
20,000,000	U.S. Treasury Bill 0.02% due 03/01/12	19,998,656	19,998,656
15,000,000	U.S. Treasury Bill 0.08% due 12/15/11	14,998,533	14,998,533
15,000,000	U.S. Treasury Bill 0.08% due 02/09/12	14,996,667	14,999,475
15,000,000	U.S. Treasury Bill 0.09% due 01/12/12	14,997,300	14,999,625
Total U.S. Treasury Bills		64,991,156	64,996,289

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 12.26%
International Commercial Paper — 1.27%
Belgium 0.52%
10,000,000 USD	Anheuser Busch InBev WorldWide, Inc. 0.30% due 01/20/12	$9,993,333	$9,990,280
France 0.26%
5,000,000 USD	Électricité de France 0.17% due 01/17/12	4,998,182	4,996,468
Germany 0.49%
9,400,000 USD	BMW 0.27% due 11/01/11	9,400,000	9,400,000
Total International Commercial Paper		24,391,515	24,386,748
U.S. Commercial Paper — 10.99%
$8,400,000	Avery Dennison Corporation 0.30% due 11/01/11	8,400,000	8,400,000
5,000,000	Coca-Cola Company 0.13% due 12/14/11	4,999,224	4,999,224
12,500,000	Coca-Cola Company 0.14% due 12/07/11	12,498,250	12,498,250
5,472,000	Coca-Cola Company 0.17% due 02/10/12	5,469,390	5,469,798
1,400,000	Coca-Cola Company 0.18% due 11/01/11	1,400,000	1,400,000
10,000,000	ConocoPhillips 0.14% due 11/16/11	9,999,417	9,999,417
15,000,000	ConocoPhillips 0.20% due 11/18/11	14,998,583	14,998,583
10,000,000	Dell, Inc. 0.19% due 04/09/12	9,991,555	9,976,968
10,000,000	Dell, Inc. 0.36% due 07/11/12	9,975,403	9,951,881
15,000,000	Hewlett-Packard Company 0.16% due 11/01/11	15,000,000	15,000,000
5,000,000	Hewlett-Packard Company 0.18% due 12/12/11	4,998,975	4,998,975
10,000,000	Honeywell International, Inc. 0.14% due 03/30/12	9,994,167	9,991,989
12,000,000	Honeywell International, Inc. 0.15% due 03/30/12	11,992,500	11,990,387
3,160,000	Kraft Foods, Inc. 0.15% due 11/01/11	3,160,000	3,160,000
5,900,000	NYSE Euronext 0.28% due 11/01/11	5,900,000	5,900,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 10.99% — (continued)
$10,000,000	PepsiCo, Inc. 0.07% due 01/06/12	$9,998,717	$9,998,288
17,481,000	Philip Morris International, Inc. 0.08% due 11/07/11	17,480,767	17,480,767
11,270,000	Proctor & Gamble Company 0.10% due 02/13/12	11,266,744	11,266,220
10,065,000	Proctor & Gamble Company 0.15% due 12/16/11	10,063,113	10,063,113
10,000,000	Walt Disney Company 0.08% due 01/20/12	9,998,222	9,996,760
7,805,000	Walt Disney Company 0.11% due 11/21/11	7,804,523	7,804,523
5,000,000	WellPoint, Inc. 0.41% due 12/22/11	4,997,167	4,997,167
4,589,000	WellPoint, Inc. 0.41% due 02/07/12	4,584,003	4,585,769
5,200,000	Western Union Company 0.30% due 11/01/11	5,200,000	5,200,000
Total U.S. Commercial Paper		210,170,720	210,128,079
Total Commercial Paper		234,562,235	234,514,827
Total Investment Portfolio Excluding Options Written — 98.50%		$1,667,647,420	$1,883,731,235

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (0.02)%
1,250	Dell, Inc.	$16.00	November 2011	$(72,500)
1,660	KLA-Tencor Corporation	55.00	March 2012	(207,500)
250	Mastercard, Inc., Class 'A'	390.00	November 2011	(48,750)
Total Covered Call Options Written (Premiums Received: $341,309)				(328,750)
Total Investments — 98.48% (Cost: $1,667,306,111)				1,883,402,485
Other Assets in Excess of Liabilities — 1.52%				29,115,905
Net Assets — 100.00%				$1,912,518,390

  (a)  Non-income producing security/commodity.

  (b)  Security is deemed illiquid. At October 31, 2011, the value of these securities amounted to $14,248,131 or 0.75% of net assets.

  (c)  At October 31, 2011, all or a portion of this security was segregated to cover collateral requirement for options.

  (d)  This security is convertible until December 31, 2049.

  (e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $3,555,661 or 0.19% of net assets.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

U.S. Value Fund

  (f)  This security is convertible until September 1, 2027.

  (g)  This security is subject to a call feature and may be called in full or partially on or anytime after November 21, 2011.

  (h)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

At October 31, 2011, aggregate cost for federal income tax purposes was $1,666,576,755. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$271,740,034
Gross unrealized depreciation	(54,914,304)
Net unrealized appreciation	$216,825,730

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

ETF  — Exchange Traded Fund

NYSE  — New York Stock Exchange

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

Currencies

USD  — United States Dollar

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	6.39%
Consumer Staples	5.67
Energy	4.07
Financials	18.29
Health Care	2.17
Industrials	9.55
Information Technology	14.35
Materials	4.98
Utilities	3.65
Total U.S. Common Stocks	69.12
International Common Stocks
Energy	0.45
Financials	0.70
Health Care	1.41
Information Technology	0.78
Materials	0.90
Total International Common Stocks	4.24

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
U.S. Preferred Stocks
Consumer Staples	0.19%
Utilities	0.23
Total U.S. Preferred Stocks	0.42
Exchange Traded Fund	0.47
Warrant	0.36
Commodity	4.70
International Corporate Bond
Materials	0.30
Total International Corporate Bond	0.30
U.S. Corporate Bonds
Consumer Discretionary	2.01
Industrials	0.30
Materials	0.92
Total U.S. Corporate Bonds	3.23
U.S. Treasury Bills	3.40
Commercial Paper
International Commercial Paper	1.27
U.S. Commercial Paper	10.99
Total Commercial Paper	12.26
Covered Call Options Written	(0.02)
Total Investments	98.48%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Fund Overview | Data as of October 31, 2011 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. In seeking to achieve its objective, the Fund invests primarily in gold, gold related securities and issuers principally engaged in the gold industry.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales load	7.38%	15.79%	23.92%
with sales load	2.01	14.60	23.29
FTSE Gold Mines Index	0.38	10.11	16.18
MSCI World Index	1.76	-1.00	4.54
Consumer Price Index	3.53	2.33	2.45

Asset Allocation*

Countries*
Canada	37.63%
United States	24.95
South Africa	12.69
Australia	8.27
Mexico	5.79
Africa	4.32
United Kingdom	1.09

*  Asset allocation percentages are based on total investments in the portfolio. Country allocations exclude short term investments.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Gold Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (United States)	16.68%
Goldcorp, Inc. (Canada)	5.25
IAMGOLD Corporation (Canada)	5.16
AngloGold Ashanti Limited, ADR (South Africa)	5.16
Newcrest Mining Limited (Australia)	4.86
Newmont Mining Corporation (United States)	4.66
Randgold Resources Limited, ADR (Africa)	4.28
Kinross Gold Corporation (Canada)	4.25
Barrick Gold Corporation (Canada)	4.06
Agnico-Eagle Mines Limited (Canada)	4.00
Total	58.36%

  *  Holdings in cash, commercial paper and money market funds have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

First Eagle Gold Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 76.10%
International Common Stocks — 68.06%
Africa 4.28%
1,375,136	Randgold Resources Limited, ADR	$34,055,314	$150,673,652
Australia 8.19%
4,818,953	Newcrest Mining Limited	146,512,280	171,174,778
3,418,481	Kingsgate Consolidated Limited	13,296,619	27,133,015
10,790,230	CGA Mining Limited (a)(b)	21,440,352	26,888,837
19,344,938	Intrepid Mines Limited (a)	27,857,087	23,369,815
2,613,520	Medusa Mining Limited	12,846,050	18,417,494
3,173,890	Independence Group NL	11,667,659	17,893,141
8,288,115	St. Augustine Gold and Copper Limited (a)(c)	9,358,731	3,372,876
		242,978,778	288,249,956
Canada 36.42%
3,781,920	Goldcorp, Inc.	129,619,026	184,708,973
8,437,992	IAMGOLD Corporation	69,800,684	181,698,320
10,430,412	Kinross Gold Corporation	152,956,918	149,676,412
2,885,934	Barrick Gold Corporation	105,356,174	142,853,733
3,238,563	Agnico-Eagle Mines Limited	182,361,640	140,710,876
8,333,451	New Gold, Inc. (a)	18,188,041	103,414,510
8,351,290	Gabriel Resources Limited (a)	49,761,903	59,412,312
1,383,433	Franco-Nevada Corporation	27,818,391	54,895,266
3,478,980	Osisko Mining Corporation (a)(b)	29,875,365	42,019,031
3,380,100	Alacer Gold Corporation (a)	16,772,198	39,058,632
974,240	Detour Gold Corporation (a)(b)	23,293,051	32,304,984
2,651,590	European Goldfields Limited (a)	7,220,474	29,894,333
3,702,396	Dundee Precious Metals, Inc. (a)(b)	13,462,262	29,762,026
18,395,220	Lake Shore Gold Corporation (a)	56,235,954	27,356,236
3,342,550	Aurizon Mines Limited (a)	4,168,390	18,942,908
1,872,803	Guyana Goldfields, Inc. (a)	16,698,724	16,484,882
4,138,370	Orezone Gold Corporation (a)(b)	15,713,538	14,969,988
667,000	Eldorado Gold Corporation	7,971,450	12,553,165
552,000	Eurasian Minerals, Inc. (a)	1,623,583	1,203,617
		928,897,766	1,281,920,204
Mexico 5.74%
4,197,841	Fresnillo PLC	16,620,435	114,980,772
2,109,555	Industrias Peñoles S.A.B. de C.V.	10,573,599	87,077,109
		27,194,034	202,057,881

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Consolidated Schedule of Investments | Year Ended October 31, 2011

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 68.06% — (continued)
South Africa 12.34%
4,016,189	AngloGold Ashanti Limited, ADR	$148,557,972	$181,571,904
6,921,044	Gold Fields Limited, ADR	93,344,394	120,633,797
9,080,083	Harmony Gold Mining Company Limited, ADR	96,024,836	119,221,490
9,250,630	Great Basin Gold Limited (a)	11,638,630	13,013,346
		349,565,832	434,440,537
United Kingdom 1.09%
1,600,000	Bumi PLC (a)	24,085,668	19,099,115
514,864	Anglo American PLC	22,644,173	19,048,151
		46,729,841	38,147,266
Total International Common Stocks		1,629,421,565	2,395,489,496
U.S. Common Stocks — 8.04%
Materials 8.04%
2,452,777	Newmont Mining Corporation	108,247,852	163,919,087
1,184,501	Royal Gold, Inc.	25,284,174	84,786,582
1,816,240	Tahoe Resources, Inc. (a)(b)	24,746,012	34,328,250
Total U.S. Common Stocks		158,278,038	283,033,919
Total Common Stocks		1,787,699,603	2,678,523,415
International Preferred Stock — 0.17%
South Africa 0.17%
120,000	AngloGold Ashanti Holdings Finance PLC 6.00% (d)	6,000,000	6,151,200
Investment Company — 0.02%
559,329	State Street Institutional U.S. Government Money Market Fund, Institutional Class	559,329	559,329
Warrant — 0.01%
Canada 0.01%
666,680	Primero Mining Corporation Warrant expire 07/15/20 (a)(b)	558,606	261,259

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Gold Fund

OUNCES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commodity — 16.68%
341,566	Gold bullion (a)	$185,268,444	$587,135,293
PRINCIPAL
International Convertible Bonds — 0.91%
Canada 0.85%
30,000,000 USD	Detour Gold Corporation 5.50% due 11/30/17 (e)(f)	30,000,000	30,000,000
South Africa 0.06%
2,000,000 CAD	Great Basin Gold Limited 8.00% due 11/30/14 (b)(g)	1,900,057	2,110,129
Total International Convertible Bonds		31,900,057	32,110,129
Commercial Paper — 5.19%
International Commercial Paper — 2.41%
Belgium 0.57%
20,000,000 USD	Anheuser Busch InBev WorldWide, Inc. 0.30% due 12/19/11	19,992,000	19,992,000
Germany 0.31%
10,900,000 USD	BMW 0.27% due 11/01/11	10,900,000	10,900,000
Japan 1.47%
20,000,000 USD	Sumitomo Corporation 0.28% due 11/08/11	19,998,911	19,998,911
9,051,000 USD	Toyota Motor Corporation 0.23% due 01/12/12	9,046,837	9,047,421
22,559,000 USD	Toyota Motor Corporation 0.30% due 02/08/12	22,540,389	22,542,519
Switzerland 0.06%
2,303,000 USD	Nestlé SA 0.10% due 12/12/11	2,302,737	2,302,737
Total International Commercial Paper		84,780,874	84,783,588
U.S. Commercial Paper — 2.78%
$9,700,000	Avery Dennison Corporation 0.30% due 11/01/11	9,700,000	9,700,000
10,179,000	Campbell Soup Company 0.20% due 01/09/12	10,175,098	10,177,080
24,000,000	Coca-Cola Company 0.16% due 01/19/12	23,991,574	23,993,974

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Consolidated Schedule of Investments | Year Ended October 31, 2011

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 2.78% — (continued)
$20,500,000	Dell, Inc. 0.36% due 07/09/12	$20,449,974	$20,402,994
10,000,000	Hewlett-Packard Company 0.16% due 12/05/11	9,998,489	9,998,489
3,686,000	Kraft Foods, Inc. 0.15% due 11/01/11	3,686,000	3,686,000
7,000,000	Kraft Foods, Inc. 0.36% due 11/21/11	6,998,639	6,998,639
6,800,000	NYSE Euronext 0.28% due 11/01/11	6,800,000	6,800,000
6,100,000	Western Union Company 0.30% due 11/01/11	6,100,000	6,100,000
Total U.S. Commercial Paper		97,899,774	97,857,176
Total Commercial Paper		182,680,648	182,640,764
Total Investments — 99.08%		$2,194,666,687	3,487,381,389
Other Assets in Excess of Liabilities — 0.92%			32,537,433
Net Assets — 100.00%			$3,519,918,822

  (a)  Non-income producing security/commodity.

  (b)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (c)  Represents a security registered under Regulation D. Regulation D provides exemptions for small companies to offer and sell their securities without having to register the securities under the Securities Act of 1933.

  (d)  This security is convertible until August 9, 2013.

  (e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $30,000,000 or 0.85% of net assets.

  (f)  This security is convertible until November 30, 2017.

  (g)  This security is convertible until November 30, 2014.

At October 31, 2011, aggregate cost for federal income tax purposes was $2,315,877,132. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,265,881,015
Gross unrealized depreciation	(94,376,758)
Net unrealized appreciation	$1,171,504,257

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

NYSE  — New York Stock Exchange

PLC  — Public Limited Company

Currencies

CAD  — Canadian Dollar

USD  — United States Dollar

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Gold Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Energy	0.55%
Materials	67.51
Total International Common Stocks	68.06
U.S. Common Stocks
Materials	8.04
Total U.S. Common Stocks	8.04
International Preferred Stock
Materials	0.17
Total International Preferred Stock	0.17
Investment Company	0.02
Warrants	0.01
Commodity	16.68
International Convertible Bonds
Materials	0.91
Total International Convertible Bonds	0.91
Commercial Paper
International Commercial Paper	2.41
U.S. Commercial Paper	2.78
Total Commercial Paper	5.19
Total Investments	99.08%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Management's Discussion of Fund Performance

Harold Levy

First Eagle Fund of America Class Y* (without sales charge) increased 4.20% for the year ended October 31, 2011 versus an increase of 8.09% for the S&P 500 Index. The five greatest contributors to performance were Valeant Pharmaceuticals International, Inc., Dresser-Rand Group, Inc., NVIDIA Corporation, AutoZone, Inc. and Atmel Corporation. Conversely, the five greatest detractors were AOL, Inc., Computer Sciences Corporation., Exterran Holdings, Inc., Enzon Pharmaceuticals, Inc., and Ingersoll-Rand PLC.

It would be nice to return to times when the results of investing were only determined by research, insight, actions of management or company fundamental analysis. While we believe those times may eventually return, for the moment markets are in the power of forces which, although not unanalyzable, are extraordinarily complex and reside outside the borders of this country. Will Greece default? Will European banks survive it? Will the Euro? And what will the cost be of its survival? Against this backdrop of global macroeconomic uncertainties, the company-specific details concerning how many aluminum cans Ball Corporation produces, how many G650 Gulfstream Jets General Dynamics Corporation sells or the significant free cash flow generated by Wyndham Worldwide Corporation can appear to fade into secondary importance. Despite the market's temporary focus on anxieties surrounding world events, we are unwavering in our long-term investment approach. Regardless of market manias or miseries, we maintain our primary focus on identifying quality companies trading at a discount to our estimates of intrinsic value. We believe, over time, that the market may reward these types of companies, and we seek to identify the catalysts that might bring this to fruition.

We have no particular insight into how the above events will play out or over what timeframe. But we are patient investors who take a long-term approach. Like the 2008 credit crisis in the U.S., we believe that eventually this crisis too shall pass, albeit with significant economic costs. We have chosen to maintain our focus on companies providing essential goods and services with strong balance sheets and great cash flow. Free cash flow yields on our equities are at

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

First Eagle Fund of America

levels we believe are very attractive both absolutely and relative to fixed income alternatives. We have confidence these companies are building value, but predicting when markets will recognize this is not easy. We do know that free cash flow can ultimately help generate value for shareholders, and as patient investors, we are prepared to wait.

Thank you for your continued confidence.

Harold Levy

Portfolio Manager

December 2011

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143.

*As of September 1, 2005, Class Y Shares are closed to new investors. Class Y shares are offered without sales charge. If sales charge was included returns would be lower. The portfolio is actively managed and holdings can change at any time. Current and future portfolio holdings are subject to risk.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

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Fund Overview | Data as of October 31, 2011 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Fund of America is a non-diversified U.S. equity fund that seeks long-term capital appreciation by investing primarily in U.S. stocks and to a lesser extent in debt and foreign equity securities. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Fund of America (Y Shares)	4.20%	3.97%	7.21%
Standard & Poor's 500 Index	8.09	0.25	3.69

Asset Allocation*

Sector/Industry*
Materials	27.24%
Health Care	22.92
Industrials	10.66
Consumer Discretionary	6.23
Information Technology	6.03
Energy	4.61
Exchange Traded Fund	0.98
Consumer Staples	0.89

* percentages exclude option positions

*  Asset allocation percentages are based on total investments in the portfolio. Sector/Industry allocations exclude short term investments.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Fund of America

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Fund's average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

Top 10 Holdings*
Eastman Chemical Company (chemicals company)	5.19%
Rockwood Holdings, Inc. (specialty chemicals manufacturer)	5.14
Wyndham Worldwide Corporation (hotel and resorts)	4.73
Tyco International Limited (industrial conglomerate)	4.65
Pfizer, Inc. (biopharmaceutical company)	4.44
Omnicare, Inc. (pharmaceutical company)	3.97
Ball Corporation (containers and packaging manufacturer)	3.95
Valeant Pharmaceuticals International, Inc. (pharmaceuticals company)	3.76
Packaging Corporation of America (containers and packaging manufacturer)	3.69
Baxter International, Inc. (health technology company)	3.65
Total	43.17%

  *  Holdings in cash and repurchase agreements have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

First Eagle Fund of America

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 76.27%
U.S. Common Stocks — 67.64%
Consumer Discretionary 6.07%
1,935,000	Wyndham Worldwide Corporation (a)	$62,467,308	$65,151,450
561,600	Tenneco, Inc. (a)(b)	23,139,779	18,375,552
		85,607,087	83,527,002
Consumer Staples 0.87%
670,030	Sara Lee Corporation (a)	11,245,108	11,926,534
Energy 4.49%
1,375,400	Atlas Energy L.P. (a)	31,650,443	32,638,242
227,720	Devon Energy Corporation (a)	18,795,009	14,790,414
296,890	Dresser-Rand Group, Inc. (a)(b)	9,575,904	14,369,476
		60,021,356	61,798,132
Health Care 22.01%
3,173,700	Pfizer, Inc. (a)	63,434,206	61,125,462
1,832,100	Omnicare, Inc. (a)	48,404,959	54,633,222
1,308,842	Valeant Pharmaceuticals International, Inc. (a)	26,928,550	51,777,789
913,800	Baxter International, Inc. (a)	48,540,986	50,240,724
1,438,460	Health Net, Inc. (b)	37,347,314	39,974,804
229,280	Amgen, Inc. (a)	12,982,765	13,130,866
1,213,387	Enzon Pharmaceuticals, Inc. (b)	10,244,912	8,918,394
513,371	PharMerica Corporation (b)	6,983,908	8,008,588
201,000	Medicis Pharmaceutical Corporation, Class 'A' (a)	7,659,025	7,696,290
326,710	Theravance, Inc. (b)	6,029,781	7,262,763
		268,556,406	302,768,902
Industrials 4.74%
698,290	General Dynamics Corporation (a)	43,373,037	44,823,235
332,200	Owens Corning, Inc. (a)(b)	7,758,127	9,427,836
113,040	Rockwell Collins, Inc. (a)	5,547,480	6,311,023
20,490	Precision Castparts Corporation (a)	2,478,436	3,342,944
30,747	Mueller Industries, Inc.	1,210,817	1,243,716
		60,367,897	65,148,754
Information Technology 2.90%
1,782,836	LSI Corporation (b)	11,587,764	11,142,725
773,040	AOL, Inc. (b)	19,114,319	10,915,325
279,700	Analog Devices, Inc. (a)	9,822,542	10,228,629

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 67.64% — (continued)
Information Technology 2.90% — (continued)
473,250	Seagate Technology PLC (a)	$7,477,757	$7,642,987
		48,002,382	39,929,666
Materials 26.56%
1,818,800	Eastman Chemical Company (a)	59,368,062	71,460,652
1,536,070	Rockwood Holdings, Inc. (a)(b)	69,297,894	70,720,663
1,573,560	Ball Corporation (a)	35,929,837	54,397,969
1,944,600	Packaging Corporation of America	47,618,782	50,715,168
1,346,370	Crown Holdings, Inc. (a)(b)	30,669,425	45,493,842
914,650	Valspar Corporation	22,122,082	31,893,846
297,800	Walter Energy, Inc. (a)	23,394,978	22,528,570
378,400	EI du Pont de Nemours & Company (a)	17,113,653	18,189,688
		305,514,713	365,400,398
Total U.S. Common Stocks		839,314,949	930,499,388
International Common Stocks — 8.63%
Ireland 1.00%
442,900	Ingersoll-Rand PLC (a)	17,434,981	13,787,477
Switzerland 7.63%
1,404,650	Tyco International Limited (a)	64,167,241	63,981,807
1,152,530	TE Connectivity Limited	37,000,760	40,972,442
		101,168,001	104,954,249
Total International Common Stocks		118,602,982	118,741,726
Total Common Stocks		957,917,931	1,049,241,114
Exchange Traded Fund — 0.96%
78,680	SPDR Gold Trust (a)(b)	12,250,373	13,166,311
PRINCIPAL
Repurchase Agreement — 22.06%
$303,465,732	State Street Bank and Trust Company, 0.01% dated 10/31/11 due 11/01/11 (collateralized by United States Treasury Bill, 0.00% due 12/29/11 valued at $309,535,047); proceeds $303,465,816	303,465,732	303,465,732

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Fund of America

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Bond — 0.34%
U.S. Convertible Bond 0.34%
$3,730,000	Omnicare, Inc. 3.750% due 12/15/25 (c)	$3,730,000	$4,657,838

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Call Option Purchased — 0.08%
2,799	Seagate Technology (Cost: $1,113,812)	$12.50	January 2012	$1,161,585

Total Investment Portfolio Excluding Options Written — 99.71% (Cost: $1,278,477,848)	$1,371,692,580
Covered Call Options Written — (2.22)%

1,540	Amgen, Inc.	$55.00	November 2011	$(425,040)
472	Amgen, Inc.	57.50	November 2011	(48,616)
265	Amgen, Inc.	57.50	January 2012	(55,120)
746	Analog Devices, Inc.	34.00	November 2011	(214,475)
1,492	Analog Devices, Inc.	35.00	December 2011	(417,760)
371	Analog Devices, Inc.	36.00	December 2011	(73,272)
188	Analog Devices, Inc.	37.50	January 2012	(32,900)
1,290	Atlas Energy L.P.	21.00	January 2012	(477,300)
1,826	Atlas Energy L.P.	22.50	January 2012	(529,540)
3,156	Atlas Energy L.P.	23.00	November 2011	(473,400)
2,063	Atlas Energy L.P.	23.00	December 2011	(433,230)
560	Atlas Energy L.P.	24.00	January 2012	(106,400)
1,342	Ball Corporation	35.00	November 2011	(114,070)
1,973	Baxter International, Inc.	52.50	November 2011	(633,333)
2,735	Baxter International, Inc.	55.00	November 2011	(363,755)
913	Baxter International, Inc.	55.00	December 2011	(177,122)
1,662	Baxter International, Inc.	57.50	November 2011	(46,536)
350	Crown Holdings, Inc.	32.00	November 2011	(79,625)
780	Devon Energy Corporation	60.00	November 2011	(478,920)
1,341	Dresser-Rand Group, Inc.	45.00	November 2011	(616,860)
1,044	Dresser-Rand Group, Inc.	45.00	December 2011	(600,300)
256	Dresser-Rand Group, Inc.	50.00	November 2011	(43,520)
327	Dresser-Rand Group, Inc.	50.00	December 2011	(90,743)
446	Eastman Chemical Company	37.50	November 2011	(115,960)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (2.22)% — (continued)
450	Eastman Chemical Company	$37.50	December 2011	$(162,000)
825	EI du Pont de Nemours & Company	39.00	November 2011	(759,000)
1,240	EI du Pont de Nemours & Company	40.00	November 2011	(1,072,600)
710	EI du Pont de Nemours & Company	41.00	November 2011	(524,690)
709	EI du Pont de Nemours & Company	42.00	November 2011	(457,305)
300	EI du Pont de Nemours & Company	43.00	November 2011	(174,000)
698	General Dynamics Corporation	65.00	November 2011	(94,230)
349	General Dynamics Corporation	65.00	December 2011	(78,525)
349	General Dynamics Corporation	67.50	December 2011	(42,927)
678	General Dynamics Corporation	75.00	November 2011	(2,033)
1,942	Ingersoll-Rand PLC	28.00	November 2011	(689,410)
1,802	Ingersoll-Rand PLC	29.00	November 2011	(558,620)
685	Ingersoll-Rand PLC	30.00	November 2011	(143,850)
201	Medicis Pharmaceutical Corporation	36.00	November 2011	(60,300)
86	Medicis Pharmaceutical Corporation	37.00	November 2011	(22,145)
301	Medicis Pharmaceutical Corporation	37.00	January 2012	(99,330)
533	Omnicare, Inc.	22.00	November 2011	(413,075)
536	Omnicare, Inc.	24.00	November 2011	(308,200)
512	Omnicare, Inc.	25.00	November 2011	(256,000)
506	Omnicare, Inc.	25.00	December 2011	(260,590)
246	Omnicare, Inc.	27.00	December 2011	(86,100)
249	Omnicare, Inc.	28.00	December 2011	(65,985)
852	Owens Corning, Inc.	26.00	December 2011	(306,720)
115	Owens Corning, Inc.	39.00	November 2011	(1,150)
3,035	Pfizer, Inc.	17.00	November 2011	(786,065)
4,310	Pfizer, Inc.	18.00	November 2011	(607,710)
1,031	Pfizer, Inc.	19.00	November 2011	(61,860)
204	Precision Castparts Corporation	150.00	November 2011	(304,980)
186	Rockwell Collins, Inc.	50.00	November 2011	(117,180)
891	Rockwell Collins, Inc.	55.00	November 2011	(196,020)
1,477	Rockwood Holdings, Inc.	40.00	November 2011	(982,205)
400	Rockwood Holdings, Inc.	45.00	November 2011	(124,000)
310	Rockwood Holdings, Inc.	45.00	December 2011	(127,100)
670	Sara Lee Corporation	16.00	November 2011	(132,325)
1,892	Sara Lee Corporation	17.00	November 2011	(191,092)
7	Seagate Technology	10.00	November 2011	(4,445)
4	Seagate Technology	11.00	November 2011	(2,140)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Fund of America

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (2.22)% — (continued)
4	Seagate Technology	$12.00	November 2011	$(1,760)
1,253	Seagate Technology	16.00	November 2011	(112,770)
240	SPDR Gold Trust	156.00	November 2011	(290,400)
320	SPDR Gold Trust	160.00	November 2011	(268,160)
96	SPDR Gold Trust	161.00	November 2011	(76,800)
90	SPDR Gold Trust	162.00	November 2011	(62,370)
730	Tenneco, Inc.	33.00	November 2011	(116,800)
281	Tenneco, Inc.	33.00	December 2011	(77,977)
281	Tenneco, Inc.	34.00	December 2011	(72,358)
1,966	Tenneco, Inc.	35.00	November 2011	(216,260)
281	Tenneco, Inc.	35.00	December 2011	(51,985)
281	Tenneco, Inc.	36.00	November 2011	(18,265)
1,455	Tyco International Limited	40.00	November 2011	(887,550)
1,455	Tyco International Limited	41.00	November 2011	(763,875)
88	Tyco International Limited	41.00	January 2012	(52,580)
805	Tyco International Limited	42.00	November 2011	(342,125)
1,482	Tyco International Limited	43.00	November 2011	(474,240)
2,183	Tyco International Limited	45.00	November 2011	(360,195)
871	Valeant Pharmaceuticals International	34.00	November 2011	(574,860)
1,308	Valeant Pharmaceuticals International	35.00	November 2011	(745,560)
1,962	Valeant Pharmaceuticals International	36.00	November 2011	(922,140)
5,430	Valeant Pharmaceuticals International	37.00	November 2011	(2,036,250)
749	Valeant Pharmaceuticals International	38.00	November 2011	(230,318)
654	Valeant Pharmaceuticals International	39.00	November 2011	(160,230)
654	Valeant Pharmaceuticals International	41.00	November 2011	(112,488)
768	Valeant Pharmaceuticals International	42.00	November 2011	(88,320)
290	Walter Energy, Inc.	60.00	November 2011	(471,975)
300	Walter Energy, Inc.	65.00	November 2011	(386,250)
509	Walter Energy, Inc.	70.00	November 2011	(437,740)
279	Walter Energy, Inc.	75.00	November 2011	(168,237)
255	Walter Energy, Inc.	80.00	November 2011	(102,000)
170	Walter Energy, Inc.	80.00	December 2011	(114,750)
1,815	Wyndham Worldwide Corporation	29.00	November 2011	(971,025)
1,523	Wyndham Worldwide Corporation	30.00	November 2011	(670,120)
1,816	Wyndham Worldwide Corporation	31.00	November 2011	(640,140)
1,834	Wyndham Worldwide Corporation	33.00	November 2011	(330,120)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Schedule of Investments | Year Ended October 31, 2011

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (2.22)% — (continued)
403	Wyndham Worldwide Corporation	$35.00	January 2012	$(75,552)
795	Wyndham Worldwide Corporation	36.00	January 2012	(99,375)
Total Covered Call Options Written (Premiums Received: $20,894,677)				(30,507,624)
Total Investments — 97.49% (Cost: $1,257,583,171)				1,341,184,956
Other Assets in Excess of Liabilities — 2.51%				34,560,468
Net Assets — 100.00%				$1,375,745,424

  (a)  At October 31, 2011, all or a portion of this security was segregated to cover collateral requirement for options.

  (b)  Non-income producing security/commodity.

  (c)  This security is convertible until December 15, 2025.

At October 31, 2011, aggregate cost for federal income tax purposes, excluding options written, was $1,291,185,962. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$103,025,781
Gross unrealized depreciation	(22,519,163)
Net unrealized appreciation	$80,506,618

Abbreviations used in this schedule include:

PLC  — Public Limited Company
SPDR  — Standard & Poor's Depository Receipts

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Fund of America

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	6.07%
Consumer Staples	0.87
Energy	4.49
Health Care	22.01
Industrials	4.74
Information Technology	2.90
Materials	26.56
Total U.S. Common Stocks	67.64
International Common Stocks
Industrials	5.65
Information Technology	2.98
Total International Common Stocks	8.63
Exchange Traded Fund	0.96
Repurchase Agreement	22.06
U.S. Convertible Bond
Health Care	0.34
Total U.S. Convertible Bond	0.34
Call Option Purchased	0.08
Covered Call Options Written	(2.22)
Total Investments	97.49%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

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Statement of Assets and Liabilities

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$22,899,293,034	$7,233,828,511	$1,627,890,799
Affiliated issuers	2,986,190,522	752,560,614	—
Gold bullion	586,146,006	217,894,842	39,756,621
Repurchase agreement	—	—	—
Foreign currency	1,049	587,635	1
Total Investments, at Cost	26,471,630,611	8,204,871,602	1,667,647,421
Investments, at Value (Note 1)
Unaffiliated issuers	25,857,377,420	8,205,018,909	1,793,816,627
Affiliated issuers	3,265,091,535	1,138,927,222	—
Gold bullion	1,806,763,515	758,946,085	89,914,608
Repurchase agreement	—	—	—
Foreign currency	1,050	590,871	1
Total Investments, at Value	30,929,233,520	10,103,483,087	1,883,731,236
Cash	—	1,153,813	305
Restricted cash	—	—	—
Due from broker	—	4,996,220	—
Receivable for forward currency contracts held, at value (Note 1)	19,606,747	10,645,291	—
Receivable for investment securities sold	111,793,327	39,372,213	12,908,869
Receivable for premiums for written options	—	—	—
Receivable for Fund shares sold	149,302,839	38,049,332	16,955,941
Accrued interest and dividends receivable	85,893,908	43,514,119	3,169,450
Investment for trustee deferred compensation plan (Note 2)	1,377,814	1,496,941	1,015,590
Other assets	199,729	77,949	18,970
Total Assets	31,297,407,884	10,242,788,965	1,917,800,361
Liabilities
Option contracts written, at value (premiums received $2,030,334, $0, $341,309, $0, and $20,894,677, respectively) (Note 1)	2,368,750	—	328,750
Payable for Fund shares redeemed	41,695,622	31,541,900	1,759,018
Payable for investment securities purchased	115,856	1,194,414	—
Payable for forward currency contracts held, at value (Note 1)	19,153,966	11,393,045	—
Investment advisory fees payable (Note 2)	19,226,958	6,336,309	1,151,704
Distribution fees payable (Note 3)	8,143,368	1,681,011	440,094
Services fees payable (Note 3)	1,728,272	214,341	82,341
Trustee deferred compensation plan (Note 2)	1,377,814	1,496,941	1,015,590
Administrative fees payable (Note 2)	377,162	137,513	20,792
Due to custodian	158,780	—	—
Trustee fees payable	81,144	31,935	6,127
Accrued expenses and other liabilities	10,871,290	3,245,002	477,555
Total Liabilities	105,298,982	57,272,411	5,281,971
Net Assets	$31,192,108,902	$10,185,516,554	$1,912,518,390

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

  **  The amount of $705,000 represents restricted cash used as collateral for covered call options.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

October 31, 2011

	FIRST EAGLE GOLD FUND*	FIRST EAGLE FUND OF AMERICA
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$2,009,398,243	$975,012,116
Affiliated issuers	—	—
Gold bullion	185,268,444	—
Repurchase agreement	—	303,465,732
Foreign currency	18	—
Total Investments, at Cost	2,194,666,705	1,278,477,848
Investments, at Value (Note 1)
Unaffiliated issuers	2,900,246,096	1,068,226,848
Affiliated issuers	—	—
Gold bullion	587,135,293	—
Repurchase agreement	—	303,465,732
Foreign currency	18	—
Total Investments, at Value	3,487,381,407	1,371,692,580
Cash	113	33,365
Restricted cash	—	705,000	**
Due from broker	—	—
Receivable for forward currency contracts held, at value (Note 1)	—	—
Receivable for investment securities sold	39,996,104	37,313,953
Receivable for premiums for written options	—	75,552
Receivable for Fund shares sold	11,574,609	5,388,620
Accrued interest and dividends receivable	760,356	789,026
Investment for trustee deferred compensation plan (Note 2)	195,447	531,582
Other assets	34,659	17,301
Total Assets	3,539,942,695	1,416,546,979
Liabilities
Option contracts written, at value (premiums received $2,030,334, $0, $341,309, $0, and $20,894,677, respectively) (Note 1)	—	30,507,624
Payable for Fund shares redeemed	6,534,426	1,647,874
Payable for investment securities purchased	9,025,695	6,268,902
Payable for forward currency contracts held, at value (Note 1)	—	—
Investment advisory fees payable (Note 2)	2,143,765	1,115,244
Distribution fees payable (Note 3)	792,720	357,192
Services fees payable (Note 3)	139,627	39,191
Trustee deferred compensation plan (Note 2)	195,447	531,582
Administrative fees payable (Note 2)	41,323	17,454
Due to custodian	—	—
Trustee fees payable	43,064	6,352
Accrued expenses and other liabilities	1,107,806	310,140
Total Liabilities	20,023,873	40,801,555
Net Assets	$3,519,918,822	$1,375,745,424

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Statement of Assets and Liabilities (continued)

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$667,925	$456,149	$111,614
Capital surplus	26,370,139,648	8,185,491,894	1,631,320,042
Net unrealized appreciation (depreciation) on:
Investments (net of $5,883,639, $2,478,203, $0, $0, $0 deferred capital gain country tax, respectively)	4,451,719,269	1,896,130,046	216,083,815
Foreign currency and forward contract related translation	2,006,902	(305,453)	—
Written options	(338,416)	—	12,559
Undistributed net realized gains on investments	383,004,927	279,101,316	50,806,970
Undistributed net investment income (loss)	(15,091,353)	(175,357,398)	14,183,390
Net Assets	$31,192,108,902	$10,185,516,554	$1,912,518,390
Class A
Net assets	$14,351,986,680	$5,022,898,452	$966,529,946
Shares outstanding	305,981,717	225,744,425	56,448,105
Net asset value per share and redemption proceeds per share	$46.90	$22.25	$17.12
Offering price per share (NAV per share plus maximum sales charge)[1]	$49.37	$23.42	$18.02
Class C
Net assets	$8,385,081,060	$1,026,694,835	$407,718,193
Shares outstanding	182,635,968	47,517,524	24,113,114
Net asset value per share	$45.91	$21.61	$16.91
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$45.45	$21.39	$16.74
Class I
Net assets	$8,455,041,162	$4,135,923,267	$538,270,251
Shares outstanding	179,307,116	182,887,494	31,052,845
Net asset value per share and redemption proceeds per share	$47.15	$22.61	$17.33
Class Y
Net assets	—	—	—
Shares outstanding	—	—	—
Net asset value per share and redemption proceeds per share	—	—	—

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

  1  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

  2  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

October 31, 2011

	FIRST EAGLE GOLD FUND*	FIRST EAGLE FUND OF AMERICA
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$104,161	$55,816
Capital surplus	2,215,981,654	1,206,687,614
Net unrealized appreciation (depreciation) on:
Investments (net of $5,883,639, $2,478,203, $0, $0, $0 deferred capital gain country tax, respectively)	1,292,714,702	93,214,732
Foreign currency and forward contract related translation	(610)	—
Written options	—	(9,612,947)
Undistributed net realized gains on investments	92,608,463	85,526,171
Undistributed net investment income (loss)	(81,489,548)	(125,962)
Net Assets	$3,519,918,822	$1,375,745,424
Class A
Net assets	$1,833,944,948	$549,126,583
Shares outstanding	54,109,099	22,043,141
Net asset value per share and redemption proceeds per share	$33.89	$24.91
Offering price per share (NAV per share plus maximum sales charge)[1]	$35.67	$26.22
Class C
Net assets	$682,908,677	$193,628,034
Shares outstanding	20,835,781	8,798,270
Net asset value per share	$32.78	$22.01
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$32.45	$21.79
Class I
Net assets	$1,003,065,197	—
Shares outstanding	29,215,646	—
Net asset value per share and redemption proceeds per share	$34.33	—
Class Y
Net assets	—	$632,990,807
Shares outstanding	—	24,974,458
Net asset value per share and redemption proceeds per share	—	$25.35

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Statement of Operations

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Investment Income
Interest (net of $402,075, $129,178, $0, $4 and $0, foreign taxes withheld, respectively)	$34,587,497	$16,158,721	$6,961,617
Dividends from: (net of $36,326,895, $19,464,958, $273,156, $1,128,300 and $348,734, foreign taxes withheld, respectively)
Unaffiliated issuers	458,227,894	155,966,608	28,268,118
Affiliated issuers	68,529,779	23,200,986	—
Other Income	119,972	56,756	43,862
Total Income	561,465,142	195,383,071	35,273,597
Expenses
Investment advisory fees (Note 2)	215,077,224	75,921,191	12,209,881
Administrative costs (Note 2)	4,161,753	1,535,206	235,071
Distribution fees (Note 3)
Class A	34,980,473	12,785,675	2,109,365
Class C	58,710,022	7,749,569	2,768,756
Class Y	—	—	—
Service fees - Class C (Note 3)	19,570,007	2,583,190	922,919
Shareholder servicing agent fees	23,899,008	7,738,540	1,937,980
Custodian and accounting fees	4,464,356	2,508,028	179,397
Shareholder reporting fees	1,872,559	655,480	160,000
Trustees' fees	716,612	258,932	40,982
Registration and filing fees	1,344,169	499,557	234,414
Professional fees	652,239	357,026	139,437
Other Expenses	661,017	253,192	51,634
Total Expenses	366,109,439	112,845,586	20,989,836
Expense reductions due to earnings credits (Note 1)	(2,824)	(945)	(394)
Net Expenses	366,106,615	112,844,641	20,989,442
Net Investment Income (Loss) (Note 1)	195,358,527	82,538,430	14,284,155
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	813,593,704	329,133,952	61,237,435
Investment transactions of affiliated issuers	4,191,921	454,713	—
Commodity related transactions	114,826,731	45,691,878	7,196,927
Foreign currency and forward contract related transactions	(244,557,195)	(136,578,451)	3,231
Written options	2,251,712	—	487,516
Net increase from payments by affiliate (Note 2)	—	714,808	7,854
	690,306,873	239,416,900	68,932,963
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of decrease in deferred capital gain country tax accruals of $683,624, $333,971, $0, $0, and $0, respectively)	615,250,756	(73,551,397)	50,096,347
Foreign currency and forward contract related translation	183,933,325	100,254,460	(234)
Written options	(338,416)	—	12,559
	798,845,665	26,703,063	50,108,672
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	1,489,152,538	266,119,963	119,041,635
Net Increase in Net Assets Resulting from Operations	$1,684,511,065	$348,658,393	$133,325,790

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Year Ended October 31, 2011

	FIRST EAGLE GOLD FUND*	FIRST EAGLE FUND OF AMERICA
Investment Income
Interest (net of $402,075, $129,178, $0, $4 and $0, foreign taxes withheld, respectively)	$1,991,132	$130,428
Dividends from: (net of $36,326,895, $19,464,958, $273,156, $1,128,300 and $348,734, foreign taxes withheld, respectively)
Unaffiliated issuers	19,613,455	14,741,465
Affiliated issuers	—	—
Other Income	1,054	—
Total Income	21,605,641	14,871,893
Expenses
Investment advisory fees (Note 2)	25,160,775	13,396,787
Administrative costs (Note 2)	494,839	196,854
Distribution fees (Note 3)
Class A	4,686,155	1,256,745
Class C	4,969,897	1,287,421
Class Y	—	1,663,311
Service fees - Class C (Note 3)	1,656,632	429,140
Shareholder servicing agent fees	4,387,279	1,481,342
Custodian and accounting fees	764,653	181,985
Shareholder reporting fees	260,999	110,078
Trustees' fees	110,328	35,261
Registration and filing fees	320,616	236,001
Professional fees	147,487	158,343
Other Expenses	149,655	50,226
Total Expenses	43,109,315	20,483,494
Expense reductions due to earnings credits (Note 1)	(588)	(334)
Net Expenses	43,108,727	20,483,160
Net Investment Income (Loss) (Note 1)	(21,503,086)	(5,611,267)
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	153,837,648	116,226,690
Investment transactions of affiliated issuers	—	—
Commodity related transactions	12,449,692	—
Foreign currency and forward contract related transactions	340,435	—
Written options	—	31,543
Net increase from payments by affiliate (Note 2)	—	2,218
	166,627,775	116,260,451
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of decrease in deferred capital gain country tax accruals of $683,624, $333,971, $0, $0, and $0, respectively)	85,422,102	(88,585,137)
Foreign currency and forward contract related translation	(4,643)	—
Written options	—	1,736,021
	85,417,459	(86,849,116)
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	252,045,234	29,411,335
Net Increase in Net Assets Resulting from Operations	$230,542,148	$23,800,068

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Statements of Changes in Net Assets

	FIRST EAGLE GLOBAL FUND		FIRST EAGLE OVERSEAS FUND
	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010
Operations
Net investment income (loss)	$195,358,527	$261,070,340	$82,538,430	$59,676,774
Net realized gain from investments, foreign currency and forward contract related transactions and written options	690,306,873	717,773,345	239,416,900	389,944,027
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	798,845,665	2,170,300,536	26,703,063	680,529,450
Net increase in net assets resulting from operations	1,684,511,065	3,149,144,221	348,658,393	1,130,150,251
Distribution to Shareholders
Dividends paid from net investment income
Class A	(179,125,248)	(156,973,830)	(68,667,242)	(124,712,908)
Class C	(53,722,987)	(50,152,071)	(7,990,749)	(20,270,175)
Class I	(94,957,034)	(56,542,814)	(56,678,049)	(71,876,457)
Class Y	—	—	—	—
Distributions paid from net realized gains from investment transactions
Class A	—	—	(44,782,633)	—
Class C	—	—	(9,220,791)	—
Class I	—	—	(31,995,749)	—
Decrease in net assets resulting from distributions	(327,805,269)	(263,668,715)	(219,335,213)	(216,859,540)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	10,549,879,443	5,983,606,868	3,711,007,723	2,718,513,835
Net asset value of shares issued for reinvested dividends and distributions	261,507,604	216,340,170	184,257,838	182,833,092
Cost of shares redeemed	(5,041,087,367)	(4,080,271,834)	(2,714,178,454)	(1,967,558,448)
Redemption fees	1,147,493	580,971	583,929	545,912
Increase in net assets from Fund share transactions	5,771,447,173	2,120,256,175	1,181,671,036	934,334,391
Net increase in net assets	7,128,152,969	5,005,731,681	1,310,994,216	1,847,625,102
Net Assets (Note 1)
Beginning of year	24,063,955,933	19,058,224,252	8,874,522,338	7,026,897,236
End of year	$31,192,108,902	$24,063,955,933	$10,185,516,554	$8,874,522,338
Undistributed net investment income (loss)	$(15,091,353)	$70,024,942	$(175,357,398)	$(151,617,074)

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

	FIRST EAGLE U.S. VALUE FUND		FIRST EAGLE GOLD FUND*
	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010
Operations
Net investment income (loss)	$14,284,155	$23,706,578	$(21,503,086)	$(16,630,800)
Net realized gain from investments, foreign currency and forward contract related transactions and written options	68,932,963	18,613,556	166,627,775	131,930,991
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	50,108,672	102,060,384	85,417,459	582,457,912
Net increase in net assets resulting from operations	133,325,790	144,380,518	230,542,148	697,758,103
Distribution to Shareholders
Dividends paid from net investment income
Class A	(14,601,729)	(7,510,123)	(41,372,108)	(19,206,629)
Class C	(4,588,209)	(1,828,449)	(10,828,155)	(4,203,516)
Class I	(7,711,426)	(3,213,302)	(16,752,495)	(4,149,787)
Class Y	—	—	—	—
Distributions paid from net realized gains from investment transactions
Class A	—	—	(68,368,215)	—
Class C	—	—	(23,482,892)	—
Class I	—	—	(25,391,355)	—
Decrease in net assets resulting from distributions	(26,901,364)	(12,551,874)	(186,195,220)	(27,559,932)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	842,143,081	486,075,265	1,302,888,135	1,391,677,772
Net asset value of shares issued for reinvested dividends and distributions	21,330,710	10,092,866	137,426,605	22,128,723
Cost of shares redeemed	(385,318,959)	(309,421,451)	(1,175,616,542)	(726,113,835)
Redemption fees	—	—	385,738	266,030
Increase in net assets from Fund share transactions	478,154,832	186,746,680	265,083,936	687,958,690
Net increase in net assets	584,579,258	318,575,324	309,430,864	1,358,156,861
Net Assets (Note 1)
Beginning of year	1,327,939,132	1,009,363,808	3,210,487,958	1,852,331,097
End of year	$1,912,518,390	$1,327,939,132	$3,519,918,822	$3,210,487,958
Undistributed net investment income (loss)	$14,183,390	$19,911,665	$(81,489,548)	$(61,733,741)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Statements of Changes in Net Assets (continued)

	FIRST EAGLE FUND OF AMERICA
	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010
Operations
Net investment income (loss)	$(5,611,267)	$5,216,525
Net realized gain from investments, foreign currency and forward contract related transactions and written options	116,260,451	42,187,399
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	(86,849,116)	164,849,816
Net increase in net assets resulting from operations	23,800,068	212,253,740
Distribution to Shareholders
Dividends paid from net investment income
Class A	(2,737,506)	—
Class C	(253,288)	—
Class I	—	—
Class Y	(3,991,165)	—
Distributions paid from net realized gains from investment transactions
Class A	—	—
Class C	—	—
Class I	—	—
Decrease in net assets resulting from distributions	(6,981,959)	—
Fund Share Transactions (Note 6)
Net proceeds from shares sold	512,908,266	195,796,652
Net asset value of shares issued for reinvested dividends and distributions	6,163,174	—
Cost of shares redeemed	(259,451,806)	(177,951,130)
Redemption fees	—	—
Increase in net assets from Fund share transactions	259,619,634	17,845,522
Net increase in net assets	276,437,743	230,099,262
Net Assets (Note 1)
Beginning of year	1,099,307,681	869,208,419
End of year	$1,375,745,424	$1,099,307,681
Undistributed net investment income (loss)	$(125,962)	$7,825,067

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

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Financial Highlights

	YEAR ENDED OCTOBER 31,
	2011			2010
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	44.36	43.47	44.59	38.74	38.07	38.92
Income (loss) from investment operations:
Net investment income ($)	0.39	0.04	0.51	0.56	0.26	0.69
Net realized and unrealized gains (losses) on investments	2.79	2.75	2.81	5.63	5.51	5.63
Total income (loss) from investment operations	3.18	2.79	3.32	6.19	5.77	6.32
Less distributions:
Dividends from net investment income ($)	-0.64	-0.35	-0.76	-0.57	-0.37	-0.65
Distributions from capital gains	—	—	—	—	—	—
Total distributions	-0.64	-0.35	-0.76	-0.57	-0.37	-0.65
Net asset value, end of year ($)	46.90	45.91	47.15	44.36	43.47	44.59
Total return(a) (%)	7.23	6.45	7.52	16.13	15.23	16.40
Ratios and supplemental data
Net assets, end of year (millions) ($)	14,352	8,385	8,455	12,195	6,524	5,345
Ratio of operating expenses to average net assets including earnings credits (%)	1.13	1.88	0.88	1.16	1.91	0.91
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.13	1.88	0.88	1.16	1.91	0.91
Ratio of net investment income to average net assets including earnings credits (%)	0.83	0.08	1.07	1.36	0.63	1.68
Ratio of net investment income to average net assets excluding earnings credits (%)	0.83	0.08	1.07	1.36	0.63	1.68
Portfolio turnover rate (%)	11.57	11.57	11.57	17.37	17.37	17.37

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Does not take into account the sales charge of 5.00% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Global Fund

	YEAR ENDED OCTOBER 31,
	2009				2008			2007
	CLASS A	CLASS C		CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	34.45	33.99		34.62	51.09	50.46	51.32	48.36	47.83	48.56
Income (loss) from investment operations:
Net investment income ($)	0.39	0.13		0.47	0.64	0.31	0.76	0.67	0.31	0.79
Net realized and unrealized gains (losses) on investments	6.35	6.26		6.39	-11.82	-11.69	-11.88	6.91	6.84	6.94
Total income (loss) from investment operations	6.74	6.39		6.86	-11.18	-11.38	-11.12	7.58	7.15	7.73
Less distributions:
Dividends from net investment income ($)	-0.14	-0.00	**	-0.25	-1.07	-0.70	-1.19	-1.22	-0.89	-1.34
Distributions from capital gains	-2.31	-2.31		-2.31	-4.39	-4.39	-4.39	-3.63	-3.63	-3.63
Total distributions	-2.45	-2.31		-2.56	-5.46	-5.09	-5.58	-4.85	-4.52	-4.97
Net asset value, end of year ($)	38.74	38.07		38.92	34.45	33.99	34.62	51.09	50.46	51.32
Total return(a) (%)	20.81	19.93		21.13	-24.41	-24.99	-24.21	16.91	16.03	17.19
Ratios and supplemental data
Net assets, end of year (millions) ($)	10,562	5,158		3,338	9,784	4,623	2,898	13,451	5,593	3,193
Ratio of operating expenses to average net assets including earnings credits (%)	1.19	1.94		0.94	1.14	1.89	0.89	1.12	1.87	0.87
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.19	1.94		0.94	1.14	1.89	0.89	1.12	1.87	0.87
Ratio of net investment income to average net assets including earnings credits (%)	1.14	0.38		1.37	1.48	0.73	1.74	1.40	0.65	1.64
Ratio of net investment income to average net assets excluding earnings credits (%)	1.14	0.38		1.37	1.48	0.73	1.74	1.39	0.64	1.64
Portfolio turnover rate (%)	12.52	12.52		12.52	29.69	29.69	29.69	37.58	37.58	37.58

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2011			2010
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C		CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	21.86	21.26	22.20	19.51	19.03		19.80
Income (loss) from investment operations:
Net investment income ($)	0.18	0.01	0.24	0.15	0.00	**	0.21
Net realized and unrealized gains (losses) on investments	0.74	0.73	0.75	2.80	2.72		2.82
Total income (loss) from investment operations	0.92	0.74	0.99	2.95	2.72		3.03
Less distributions:
Dividends from net investment income ($)	-0.32	-0.18	-0.37	-0.60	-0.49		-0.63
Distributions from capital gains	-0.21	-0.21	-0.21	—	—		—
Total distributions	-0.53	-0.39	-0.58	-0.60	-0.49		-0.63
Net asset value, end of year ($)	22.25	21.61	22.61	21.86	21.26		22.20
Total return(a) (%)	4.27	3.48	4.52	15.45	14.55		15.68
Ratios and supplemental data
Net assets, end of year (millions) ($)	5,023	1,027	4,136	4,676	914		3,284
Ratio of operating expenses to average net assets including earnings credits (%)	1.14	1.89	0.89	1.17	1.92		0.92
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.14	1.89	0.89	1.17	1.92		0.92
Ratio of net investment income to average net assets including earnings credits (%)	0.78	0.04	1.06	0.76	0.01		1.03
Ratio of net investment income to average net assets excluding earnings credits (%)	0.78	0.04	1.06	0.76	0.01		1.03
Portfolio turnover rate (%)	12.22	12.22	12.22	15.53	15.53		15.53

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Overseas Fund

	YEAR ENDED OCTOBER 31,
	2009				2008			2007
	CLASS A	CLASS C		CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	17.21	16.93		17.41	28.09	27.66	28.38	26.70	26.33	26.94
Income (loss) from investment operations:
Net investment income ($)	0.26	0.13		0.30	0.35	0.18	0.40	0.41	0.21	0.48
Net realized and unrealized gains (losses) on investments	3.72	3.63		3.78	-7.21	-7.10	-7.28	4.05	4.00	4.10
Total income (loss) from investment operations	3.98	3.76		4.08	-6.86	-6.92	-6.88	4.46	4.21	4.58
Less distributions:
Dividends from net investment income ($)	-0.02	0.00	**	-0.03	-0.87	-0.66	-0.94	-0.87	-0.68	-0.94
Distributions from capital gains	-1.66	-1.66		-1.66	-3.15	-3.15	-3.15	-2.20	-2.20	-2.20
Total distributions	-1.68	-1.66		-1.69	-4.02	-3.81	-4.09	-3.07	-2.88	-3.14
Net asset value, end of year ($)	19.51	19.03		19.80	17.21	16.93	17.41	28.09	27.66	28.38
Total return(a) (%)	24.95	23.96		25.26	-28.15	-28.67	-27.97	18.20	17.31	18.52
Ratios and supplemental data
Net assets, end of year (millions) ($)	4,024	792		2,211	3,518	737	1,968	5,974	1,203	3,942
Ratio of operating expenses to average net assets including earnings credits (%)	1.20	1.95		0.95	1.15	1.90	0.90	1.12	1.87	0.87
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.20	1.95		0.95	1.15	1.90	0.90	1.12	1.87	0.87
Ratio of net investment income to average net assets including earnings credits (%)	1.51	0.76		1.75	1.57	0.82	1.76	1.54	0.79	1.80
Ratio of net investment income to average net assets excluding earnings credits (%)	1.51	0.76		1.75	1.57	0.82	1.76	1.54	0.78	1.79
Portfolio turnover rate (%)	8.65	8.65		8.65	15.72	15.72	15.72	34.29	34.29	34.29

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2011			2010
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	15.94	15.75	16.12	14.21	14.06	14.37
Income (loss) from investment operations:
Net investment income ($)	0.17	0.04	0.21	0.32	0.21	0.38
Net realized and unrealized gains (losses) on investments	1.34	1.34	1.37	1.60	1.58	1.59
Total income (loss) from investment operations	1.51	1.38	1.58	1.92	1.79	1.97
Less distributions:
Dividends from net investment income ($)	-0.33	-0.22	-0.37	-0.19	-0.10	-0.22
Distributions from capital gains	—	—	—	—	—	—
Total distributions	-0.33	-0.22	-0.37	-0.19	-0.10	-0.22
Net asset value, end of year ($)	17.12	16.91	17.33	15.94	15.75	16.12
Total return(a) (%)	9.60	8.85	9.92	13.64	12.75	13.84
Ratios and supplemental data
Net assets, end of year (millions) ($)	967	408	538	680	320	328
Ratio of operating expenses to average net assets including earnings credits (%)	1.18	1.93	0.93	1.23	1.98	0.99
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.18	1.93	0.93	1.23	1.98	0.99
Ratio of net investment income to average net assets including earnings credits (%)	0.98	0.24	1.23	2.15	1.41	2.46
Ratio of net investment income to average net assets excluding earnings credits (%)	0.98	0.24	1.23	2.15	1.41	2.46
Portfolio turnover rate (%)	18.54	18.54	18.54	12.23	12.23	12.23

  *  Per share amounts have been calculated using the average shares method.

  (a)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

U.S. Value Fund

	YEAR ENDED OCTOBER 31,
	2009			2008			2007
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	12.75	12.63	12.89	17.01	16.87	17.19	16.19	16.08	16.34
Income (loss) from investment operations:
Net investment income ($)	0.21	0.12	0.24	0.36	0.24	0.40	0.33	0.21	0.38
Net realized and unrealized gains (losses) on investments	1.58	1.56	1.60	-3.65	-3.63	-3.69	1.45	1.44	1.46
Total income (loss) from investment operations	1.79	1.68	1.84	-3.29	-3.39	-3.29	1.78	1.65	1.84
Less distributions:
Dividends from net investment income ($)	-0.22	-0.14	-0.25	-0.31	-0.19	-0.35	-0.30	-0.20	-0.33
Distributions from capital gains	-0.11	-0.11	-0.11	-0.66	-0.66	-0.66	-0.66	-0.66	-0.66
Total distributions	-0.33	-0.25	-0.36	-0.97	-0.85	-1.01	-0.96	-0.86	-0.99
Net asset value, end of year ($)	14.21	14.06	14.37	12.75	12.63	12.89	17.01	16.87	17.19
Total return(a) (%)	14.52	13.63	14.78	-20.56	-21.17	-20.36	11.47	10.65	11.78
Ratios and supplemental data
Net assets, end of year (millions) ($)	547	263	199	271	167	104	324	233	104
Ratio of operating expenses to average net assets including earnings credits (%)	1.26	2.00	1.01	1.20	1.96	0.95	1.20	1.95	0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.26	2.00	1.01	1.21	1.96	0.96	1.20	1.95	0.96
Ratio of net investment income to average net assets including earnings credits (%)	1.63	0.93	1.90	2.28	1.53	2.53	2.04	1.29	2.32
Ratio of net investment income to average net assets excluding earnings credits (%)	1.63	0.93	1.90	2.28	1.52	2.53	2.04	1.28	2.32
Portfolio turnover rate (%)	14.88	14.88	14.88	21.75	21.75	21.75	32.54	32.54	32.54

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2011			2010
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	33.42	32.44	33.81	25.15	24.52	25.43
Income (loss) from investment operations:
Net investment loss ($)	-0.19	-0.42	-0.10	-0.17	-0.38	-0.11
Net realized and unrealized gains (losses) on investments	2.60	2.53	2.63	8.82	8.58	8.92
Total income (loss) from investment operations	2.41	2.11	2.53	8.65	8.20	8.81
Less distributions:
Dividends from net investment income ($)	-0.73	-0.56	-0.80	-0.38	-0.28	-0.43
Distributions from capital gains	-1.21	-1.21	-1.21	—	—	—
Total distributions	-1.94	-1.77	-2.01	-0.38	-0.28	-0.43
Net asset value, end of year ($)	33.89	32.78	34.33	33.42	32.44	33.81
Total return(a) (%)	7.38	6.61	7.66	34.73	33.66	35.01
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,834	683	1,003	1,900	616	695
Ratio of operating expenses to average net assets including earnings credits (%)	1.20	1.95	0.95	1.22	1.97	0.97
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.20	1.95	0.95	1.22	1.97	0.97
Ratio of net investment loss to average net assets including earnings credits (%)	-0.56	-1.30	-0.30	-0.60	-1.35	-0.36
Ratio of net investment loss to average net assets excluding earnings credits (%)	-0.56	-1.30	-0.30	-0.60	-1.35	-0.36
Portfolio turnover rate (%)	13.26	13.26	13.26	5.50	5.50	5.50

  *  Per share amounts have been calculated using the average shares method.

  (a)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Gold Fund

	YEAR ENDED OCTOBER 31,
	2009			2008			2007
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	14.85	14.60	14.98	27.28	26.86	27.48	23.48	23.17	23.62
Income (loss) from investment operations:
Net investment loss ($)	-0.14	-0.30	-0.09	-0.09	-0.27	-0.05	-0.12	-0.28	-0.07
Net realized and unrealized gains (losses) on investments	11.50	11.28	11.60	-10.61	-10.43	-10.66	7.72	7.61	7.78
Total income (loss) from investment operations	11.36	10.98	11.51	-10.70	-10.70	-10.71	7.60	7.33	7.71
Less distributions:
Dividends from net investment income ($)	—	—	—	-0.78	-0.61	-0.84	-0.74	-0.58	-0.79
Distributions from capital gains	-1.06	-1.06	-1.06	-0.95	-0.95	-0.95	-3.06	-3.06	-3.06
Total distributions	-1.06	-1.06	-1.06	-1.73	-1.56	-1.79	-3.80	-3.64	-3.85
Net asset value, end of year ($)	25.15	24.52	25.43	14.85	14.60	14.98	27.28	26.86	27.48
Total return(a) (%)	78.93	77.62	79.27	-41.56	-41.99	-41.36	37.57	36.55	37.93
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,325	362	165	480	109	71	890	196	166
Ratio of operating expenses to average net assets including earnings credits (%)	1.26	2.01	1.01	1.21	1.96	0.95	1.20	1.95	0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.26	2.01	1.01	1.21	1.96	0.96	1.20	1.95	0.95
Ratio of net investment loss to average net assets including earnings credits (%)	-0.65	-1.40	-0.40	-0.38	-1.13	-0.20	-0.55	-1.30	-0.30
Ratio of net investment loss to average net assets excluding earnings credits (%)	-0.65	-1.40	-0.40	-0.38	-1.14	-0.20	-0.56	-1.31	-0.31
Portfolio turnover rate (%)	3.00	3.00	3.00	8.74	8.74	8.74	16.37	16.37	16.37

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2011			2010
	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	24.06	21.32	24.47	19.32	17.25	19.66
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.09	-0.25	-0.08	0.13	-0.03	0.14
Net realized and unrealized gains (losses) on investments	1.11	0.98	1.12	4.61	4.10	4.67
Total income (loss) from investment operations	1.02	0.73	1.04	4.74	4.07	4.81
Less distributions:
Dividends from net investment income ($)	-0.17	-0.04	-0.16	—	—	—
Distributions from capital gains	—	—	—	—	—	—
Total distributions	-0.17	-0.04	-0.16	—	—	—
Net asset value, end of year ($)	24.91	22.01	25.35	24.06	21.32	24.47
Total return(a) (%)	4.22	3.43	4.20	24.53	23.59	24.47
Ratios and supplemental data
Net assets, end of year (millions) ($)	549	194	633	379	122	599
Ratio of operating expenses to average net assets including earnings credits (%)	1.43	2.18	1.43	1.47	2.22	1.47
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.43	2.18	1.43	1.47	2.22	1.47
Ratio of net investment income to average net assets including earnings credits (%)	-0.33	-1.08	-0.31	0.61	-0.14	0.62
Ratio of net investment income to average net assets excluding earnings credits (%)	-0.33	-1.08	-0.31	0.61	-0.14	0.62
Portfolio turnover rate (%)	67.61	67.61	67.61	40.00	40.00	40.00

  *  Per share amounts have been calculated using the average shares method.

  (a)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

  (b)  Investment income (loss) per share reflects special dividends received in Class A, C and Y which amounts to $0.13, $0.12, and $0.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets both with and without the effect of earnings credits in Class A, C and Y would have been -0.31%, -1.00%, and -0.22%.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Fund of America

	YEAR ENDED OCTOBER 31,
	2009			2008			2007
	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y	CLASS A		CLASS C		CLASS Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	18.92	17.14	19.23	29.79	27.39	30.22	27.92		26.12		28.28
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.06	-0.18	-0.07	-0.06	-0.20	-0.01	0.05	(b)	-0.13	(b)	0.07	(b)
Net realized and unrealized gains (losses) on investments	1.61	1.44	1.65	-7.85	-7.16	-8.03	5.30		4.88		5.35
Total income (loss) from investment operations	1.55	1.26	1.58	-7.91	-7.36	-8.04	5.35		4.75		5.42
Less distributions:
Dividends from net investment income ($)	—	—	—	-0.07	—	-0.06	—		—		—
Distributions from capital gains	-1.15	-1.15	-1.15	-2.89	-2.89	-2.89	-3.48		-3.48		-3.48
Total distributions	-1.15	-1.15	-1.15	-2.96	-2.89	-2.95	-3.48		-3.48		-3.48
Net asset value, end of year ($)	19.32	17.25	19.66	18.92	17.14	19.23	29.79		27.39		30.22
Total return(a) (%)	9.13	8.34	9.14	-29.20	-29.74	-29.23	21.28		20.34		21.25
Ratios and supplemental data
Net assets, end of year (millions) ($)	276	90	503	127	61	501	82		65		756
Ratio of operating expenses to average net assets including earnings credits (%)	1.50	2.25	1.50	1.41	2.16	1.41	1.40		2.15		1.40
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.50	2.25	1.50	1.42	2.17	1.42	1.41		2.16		1.41
Ratio of net investment income to average net assets including earnings credits (%)	-0.34	-1.10	-0.37	-0.23	-0.87	-0.06	0.18	(b)	-0.51	(b)	0.26	(b)
Ratio of net investment income to average net assets excluding earnings credits (%)	-0.34	-1.10	-0.37	-0.24	-0.88	-0.07	0.17	(b)	-0.52	(b)	0.25	(b)
Portfolio turnover rate (%)	40.41	40.41	40.41	63.97	63.97	63.97	50.26		50.26		50.26

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of five separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, primarily in equity and debt securities issued by U.S. corporations. The First Eagle Gold Fund seeks to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. The First Eagle Fund of America seeks capital appreciation by investing primarily in U.S. stocks and, to a lesser extent, in debt and international equity securities.

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment in Subsidiary — The First Eagle Gold Fund (the "Gold Fund") may invest in certain precious metals through its investment in the First Eagle Gold Cayman Fund, Ltd., a wholly owned subsidiary (the "Subsidiary"). The Gold Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the Gold Fund.

The Subsidiary, established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Gold Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. As of October 31, 2011, the Subsidiary has $65,807,067 in net assets, representing 1.87% of the Gold Fund's net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

(continued)

b)  Investment valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued at the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Notes to Financial Statements

in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Certain Funds with non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

(continued)

securities traded in that foreign market. The values assigned to a Fund's foreign holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of 4:00 p.m. E.S.T.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including Fund's own assumption in determining the fair value of investments).

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Notes to Financial Statements

The following is a summary of the Funds' inputs used to value the Funds' investments as of October 31, 2011:

First Eagle Global Fund
DESCRIPTION	LEVEL 1	LEVEL 2(a)		LEVEL 3(b)	TOTAL
Assets: †
U.S. Common Stocks	$10,676,543,650	$3,864,238		$—	$10,680,407,888
International Common Stocks	1,894,053,158	11,220,453,024	(c)	11,064,479	13,125,570,661
U.S. Preferred Stocks	—	16,624,375		—	16,624,375
International Preferred Stocks	—	323,100,978	(c)	—	323,100,978
Warrant	60,972,439	—		—	60,972,439
Commodity*	1,806,763,515	—		—	1,806,763,515
U.S. Corporate Bonds	—	53,907,300		—	53,907,300
International Corporate Notes and Bonds	—	60,839,841		33,466,782	94,306,623
International Government Bonds	—	706,429,385		—	706,429,385
International Commercial Paper	—	1,992,014,114		—	1,992,014,114
U.S. Commercial Paper	—	2,069,135,192		—	2,069,135,192
Foreign Currency Contracts**	—	19,606,747		—	19,606,747
Total	$14,438,332,762	$16,465,975,194		$44,531,261	$30,948,839,217
Liabilities:
Covered Call Options Written	$2,368,750	$—		$—	$2,368,750
Foreign Currency Contracts**	—	19,153,966		—	19,153,966
Total	$2,368,750	$19,153,966		$—	$21,522,716

  (a)  Transfer into/out of Level 2 represent value as of the beginning of the period.

International common stocks and International preferred stocks valued at $9,670,118,632 and $263,450,486, respectively, were transferred from Level 1 to Level 2 as of October 31, 2011. At October 31, 2010, these securities were valued using quoted market prices in active markets; at October 31, 2011, these securities were valued based on fair value adjustment factors. Fair value factors may be applied during the year with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurred after the close of foreign markets. There were no transfers from Level 2 to Level 1 as of October 31, 2011.

  (b)  Level 3 securities are identified in the Schedule of Investments with footnote (g).

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

(continued)

First Eagle Global Fund — (continued)

  (c)  Amounts of $11,178,604,505 and $323,100,978 represent securities identified as Level 2 which are fair valued based on fair value adjustment factors in international common stocks and international preferred stocks, respectively. Refer to the Schedule of Investments footnote (e). Other amounts noted as Level 2 represent broker-dealers or pricing services use of multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealer or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value.

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

Fair Value Level 3 activity for the year ended October 31, 2011 was as follows:

		INTERNATIONAL	INTERNATIONAL
	INTERNATIONAL	PREFERRED	CORPORATE
	COMMON STOCKS	STOCKS	BONDS	TOTAL VALUE
Beginning Balance — market value	$5,478,123	$26,991,080	$29,212,067	$61,681,270
Purchases (Sales)	—	—	— #	—
Transfer In — Level 3^	—	—	—	—
Transfer Out — Level 3^	—	(26,991,080)	—	(26,991,080)
Accrued Amortization	—	—	—	—
Realized Gains (Losses)	—	—	(16,339,337)	(16,339,337)
Change in Unrealized Appreciation (Depreciation)	5,586,356	—	20,594,052	26,180,408
Ending Balance — market value	$11,064,479	$—	$33,466,782	$44,531,261
Change in unrealized gains or (losses) relating to assets still held at reporting date	$5,586,356	$—	$4,254,715	$9,841,071

  ^  Transfers into/out of Level 3 represents values as of the beginning of the period.

International Preferred Stocks valued at $26,991,080 were transferred from Level 3 to Level 2 during the year ended October 31, 2011. At October 31, 2010, these securities were valued based on the fair value procedures approved by the Board of Trustees; at October 31, 2011, these securities were no longer fair valued but were thinly traded in the active markets.

  #  Security was matured and written off, as such there was no sale amount associated with the realized gains (losses) balance.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Notes to Financial Statements

First Eagle Overseas Fund
DESCRIPTION	LEVEL 1	LEVEL 2(a)		LEVEL 3(b)	TOTAL
Assets: †
International Common Stocks	$861,445,220	$6,615,465,558	(c)	$49,904,715	$7,526,815,493
U.S. Common Stocks	46,238,541	—		—	46,238,541
International Preferred Stocks	—	199,154,571	(c)	—	199,154,571
Commodity*	758,946,085	—		—	758,946,085
Term Loans	—	13,848,599		633,621	14,482,220
International Corporate Bonds	—	30,211,890		22,311,188	52,523,078
International Government Bonds	—	381,749,245		—	381,749,245
International Commercial Paper	—	937,373,244		—	937,373,244
U.S. Commercial Paper	—	185,609,739		—	185,609,739
Foreign Currency Contracts**	—	10,645,291		—	10,645,291
Total	$1,666,629,846	$8,374,058,137		$72,849,524	$10,113,537,507
Liabilities:
Foreign Currency Contracts**	$—	$11,393,045		$—	$11,393,045
Total	$—	$11,393,045		$—	$11,393,045

  (a)  Transfer into/out of Level 2 represent value as of the beginning of the period.

    International common stocks and International preferred stocks valued at $5,449,671,146 and $161,896,587, respectively, were transferred from Level 1 to Level 2 as of October 31, 2011. At October 31, 2010, these securities were valued using quoted market prices in active markets; at October 31, 2011, these securities were valued based on fair value adjustment factors. Fair value factors may be applied during the year with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurred after the close of foreign markets. There were no transfers from Level 2 to Level 1 as of October 31, 2011.

  (b)  Level 3 securities are identified in the Schedule of Investments with footnote (f).

  (c)  Amounts of $6,603,328,283 and $199,154,571 represent securities identified as Level 2 which are fair valued based on fair value adjustment factors in international common stocks and international preferred stocks, respectively. Refer to the Schedule of Investments footnote (a). Other amounts noted as Level 2 represent broker-dealers or pricing services use of multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealer or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value.

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

(continued)

Fair Value Level 3 activity for the year ended October 31, 2011 was as follows:

First Eagle Overseas Fund — (continued)
		INTERNATIONAL	INTERNATIONAL
	INTERNATIONAL	PREFERRED	CORPORATE
	COMMON STOCKS	STOCKS	BONDS	TERM LOAN	TOTAL VALUE
Beginning Balance — market value	$39,030,672	$8,074,858	$19,474,711	$—	$66,580,241
Purchases (Sales)	—	—	— #	645,313	645,313
Transfer In — Level 3^	—	—	—	—	—
Transfer Out — Level 3^	—	(8,074,858)	—	—	(8,074,858)
Accrued Amortization	—	—	—	(828)	(828)
Realized Gains (Losses)	—	—	(27,682,258)	—	(27,682,258)
Change in Unrealized Appreciation (Depreciation)	10,874,043	—	30,518,735	(10,864)	41,381,914
Ending Balance — market value	$49,904,715	$—	$22,311,188	$633,621	$72,849,524
Change in unrealized gains or (losses) relating to assets still held at reporting date	$10,874,043	$—	$2,836,477	$(10,864)	$13,699,656

  ^  Transfers into/out of Level 3 represent values as of the beginning of the period.

International Preferred Stocks valued at $8,074,858 were transferred from Level 3 to Level 2 during the year ended October 31, 2011. At October 31, 2010 these securities were valued based on the fair value procedures approved by the Board of Trustees; at October 31, 2011, these securities were no longer fair valued but were thinly traded in the active markets.

  #  Security was matured and written off, as such there was no sale amount associated with the realized gains (losses) balance.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Notes to Financial Statements

First Eagle U.S. Value Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
U.S. Common Stocks	$1,321,866,687	$2,508	$—	$1,321,869,195
International Common Stocks	81,058,169	—	—	81,058,169
U.S. Preferred Stocks	—	4,371,962	3,555,661	7,927,623
Exchange Traded Fund	8,908,914	—	—	8,908,914
Warrant	6,946,580	—	—	6,946,580
Commodity*	89,914,608	—	—	89,914,608
International Corporate Bond	—	5,850,000	—	5,850,000
U.S. Corporate Bonds	—	61,745,030	—	61,745,030
U.S. Treasury Bills	—	64,996,289	—	64,996,289
International Commercial Paper	—	24,386,748	—	24,386,748
U.S. Commercial Paper	—	210,128,079	—	210,128,079
Total	$1,508,694,958	$371,480,616	$3,555,661	$1,883,731,235
Liabilities:
Covered Call Options Written	$328,750	$—	$—	$328,750
Total	$328,750	$—	$—	$328,750

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (e).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

For the year ended October 31, 2011, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

(continued)

Fair Value Level 3 activity for the year ended October 31, 2011 was as follows:

First Eagle U.S. Value Fund — (continued)
U.S. PREFERED STOCKS
Beginning Balance — market value	$3,901,937
Purchases (Sales)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	(346,276)
Ending Balance — market value	$3,555,661
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(346,276)
First Eagle Gold Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
International Common Stocks	$2,395,489,496	$—	$—	$2,395,489,496
U.S. Common Stocks	283,033,919	—	—	283,033,919
International Preferred Stock	6,151,200	—	—	6,151,200
Investment Company	—	559,329	—	559,329
Warrant	261,259	—	—	261,259
Commodity*	587,135,293	—	—	587,135,293
International Convertible Bonds	—	2,110,129	30,000,000	32,110,129
International Commercial Paper	—	84,783,588	—	84,783,588
U.S. Commercial Paper	—	97,857,176	—	97,857,176
Total	$3,272,071,167	$185,310,222	$30,000,000	$3,487,381,389

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (e).

  †  See Consolidated Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

For the year ended October 31, 2011, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2011 was as follows:

First Eagle Gold Fund — (continued)
INTERNATIONAL
COVERTIBLE BONDS
Beginning Balance — market value	$—
Purchases (Sales)	30,000,000
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	—
Ending Balance — market value	$30,000,000
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—
First Eagle Fund of America

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets: †
U.S. Common Stocks	$930,499,388	$—	$—	$930,499,388
International Common Stocks	118,741,726	—	—	118,741,726
Exchange Traded Fund	13,166,311	—	—	13,166,311
Repurchase Agreement	—	303,465,732	—	303,465,732
U.S. Convertible Bond	—	4,657,838	—	4,657,838
Call Option Purchased	1,161,585	—	—	1,161,585
Total	$1,063,569,010	$308,123,570	$—	$1,371,692,580
Liabilities:
Covered Call Options Written	$30,507,624	$—	$—	$30,507,624
Total	$30,507,624	$—	$—	$30,507,624

  †  See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2011, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

(continued)

c)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the interest method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

e)  Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Notes to Financial Statements

f)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward currency contracts. The First Eagle Global and Overseas Funds enter into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invest in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds' investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period-end are indicative of the volume of activity during the period.

The Funds adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

(continued)

At October 31, 2011, the Funds had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund
			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED LOSS[3]	CHANGE IN APPRECIATION[4]
Foreign Currency	$19,606,747	$19,153,966	$(241,559,342)	$184,970,176
First Eagle Overseas Fund
			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED LOSS[3]	CHANGE IN APPRECIATION[4]
Foreign Currency	$10,645,291	$11,393,045	$(133,807,257)	$101,101,126

g)  Options — In order to produce incremental earnings or protect against declines in the value of portfolio securities, First Eagle Global Fund, First Eagle U.S. Value Fund and First Eagle Fund of America write covered call options on portfolio securities. The Fund may also use options for speculative purposes, although it generally does not employ options for this purpose.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. When an option is exercised, the proceeds on the sale of a written call option is adjusted by the amount of premium received or paid. When a written option expires, the Fund will realize a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium

  1  Statements of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statements of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statements of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

  4  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Notes to Financial Statements

received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The Fund will earmark assets to cover its obligations under option contracts. A call option is covered if the Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Fund. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the underlying security increases and the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

For the year ended October 31, 2011, First Eagle Global Fund, First Eagle U.S. Value Fund and First Eagle Fund of America had the following options transactions.

First Eagle Global Fund
WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2010	—	$—
Options written	32,087	5,702,313
Options assigned	—	—
Options expired/closed	(14,537)	(3,671,979)
Options outstanding at October 31, 2011	17,550	$2,030,334

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

(continued)

As of October 31, 2011, portfolio securities valued at $157,680,450 were segregated to cover collateral requirements for written options.

First Eagle U.S. Value Fund
WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2010	—	$—
Options written	9,680	1,018,602
Options assigned	(1,030)	(39,042)
Options expired/closed	(5,490)	(638,251)
Options outstanding at October 31, 2011	3,160	$341,309

As of October 31, 2011, portfolio securities valued at $18,474,190 were segregated to cover collateral requirements for written options.

Outstanding contracts for First Eagle Global Fund and First Eagle U.S. Value Fund at period-end are indicative of the volume of activity, which commenced during the year.

First Eagle Fund of America
WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2010	99,493	$19,064,884
Options written	731,606	172,544,151
Options assigned	(74,689)	(17,822,480)
Options expired/closed	(664,305)	(152,891,878)
Options outstanding at October 31, 2011	92,105	$20,894,677
PURCHASED OPTIONS	NUMBER OF CONTRACTS	COST
Options outstanding at October 31, 2010	—	$—
Options purchased	5,668	1,806,590
Options closed	(2,869)	(692,778)
Options outstanding at October 31, 2011	2,799	$1,113,812

As of October 31, 2011, portfolio securities valued at $362,568,151 were segregated to cover collateral requirements for written options.

Outstanding contracts at period-end are indicative of the volume of activity during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Notes to Financial Statements

At October 31, 2011, the Funds had the following options grouped into appropriate risk categories illustrated below:

First Eagle Global Fund
		GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN DEPRECIATION[4]
Equity — Covered call option written	$2,368,750	$2,251,712	$(338,416)
First Eagle U.S. Value Fund
		GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN APPRECIATION[4]
Equity — Covered call option written	$328,750	$487,516	$12,559
First Eagle Fund of America

			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN (LOSS)[3]	CHANGE IN APPRECIATION[4]
Equity — Covered call option written	$—	$30,507,624	$31,543	$1,736,021
Equity — Call option purchased	1,161,585	—	—	47,773

h)  Repurchase agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the adviser's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

  1  Statements of Assets and Liabilities location: Investments, at value, Unaffiliated issuers.

  2  Statements of Assets and Liabilities location: Option contracts written, at value.

  3  Statements of Operations location: Net realized gains (losses) from: Written options & Investment transactions of unaffiliated issuers.

  4  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: Written options and Investment transactions.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

(continued)

i)  Treasury Inflation-Protected Securities — The Funds invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

j)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

k)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Funds declare and pay such income, dividends and capital gains distributions on an annual basis.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

  At October 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	UNDISTRIBUTED NET REALIZED GAINS	NET UNREALIZED (DEPRECIATION)	CAPITAL LOSS CARRYFORWARD
First Eagle Global Fund	$286,976,174	$411,966,907	$4,124,752,827	$—
First Eagle Overseas Fund	149,657,582	291,926,132	1,558,985,560	—
First Eagle U.S. Value Fund	16,430,282	47,941,486	216,825,730	—
First Eagle Gold Fund	38,645,397	93,877,822	1,171,503,647	—
First Eagle Fund of America	23,769,208	76,856,126	70,893,671	—

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Notes to Financial Statements

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of passive foreign investment companies, distributions from real estate investment trusts, investments in partnerships and trusts, the treatment of foreign currency contracts and wash sales.

As of October 31, 2011, the First Eagle Funds had no estimated capital loss carryforwards for federal income tax purposes.

l)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made on the Statements of Assets and Liabilities to increase (decrease) undistributed net investment income, undistributed net realized gains on investments and capital surplus for the Funds as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL SURPLUS
First Eagle Global Fund	$47,330,447	$(56,000,323)	$8,669,876
First Eagle Overseas Fund	27,057,286	(45,986,586)	18,929,300
First Eagle U.S. Value Fund	6,888,934	(11,163,518)	4,274,584
First Eagle Gold Fund	70,700,037	(72,703,389)	2,003,352
First Eagle Fund of America	4,642,197	(4,854,748)	212,551

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, dividend redesignations, distributions paid in connection with the redemption of Fund shares, investments in passive foreign investment companies, distributions from real estate investment trusts, investments in partnerships and the disallowance of net operating losses.

m)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended October 31, 2011, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	ORDINARY INCOME		LONG TERM CAPITAL GAINS
	2011	2010	2011	2010
First Eagle Global Fund	$327,805,269	$263,668,715	$—	$—
First Eagle Overseas Fund	133,336,040	216,859,540	85,999,173	—
First Eagle U.S. Value Fund	26,901,364	12,551,874	—	—
First Eagle Gold Fund	68,941,144	27,559,932	117,254,076	—
First Eagle Fund of America	6,981,959	—	—	—

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

(continued)

n)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

o)  Use of estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

p)  Redemption Fee — A redemption fee of 2% will be applied to the First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund for the sale or exchange within 60 days of the purchase of such shares.

q)  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Funds. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement") an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund at 0.75% of each Fund's average daily net assets and First Eagle Fund of America at 1% of the Fund's average daily net assets.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Notes to Financial Statements

personnel, related overhead and other costs) related to those services. For the year ended October 31, 2011, the Funds reimbursed and had payable to the Adviser amounts shown below:

FUND	PAID TO ADVISER	PAYABLE TO ADVISER
First Eagle Global Fund	$4,125,591	$377,162
First Eagle Overseas Fund	1,519,378	137,513
First Eagle U.S. Value Fund	233,127	20,792
First Eagle Gold Fund	498,193	41,323
First Eagle Fund of America	195,146	17,454

Pursuant to a subadvisory agreement, dated December 10, 2002 (agreement was amended and restated most recently in September 2009 ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian") manages the investments of the First Eagle Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

The Funds have entered into Custody Agreements with State Street Bank and Trust Co. ("SSB"). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Funds' portfolio securities and other assets. SSB has directly entered into sub-custodial agreements to maintain the custody of gold bullion in the Funds. Under the terms of the Custody Agreement between the Funds and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Funds. SSB is also required, upon the order of the Funds, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Funds. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

(continued)

The Funds have also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB, as the Funds' Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, a wholly owned subsidiary of the Advisor, serves as the Funds' principal underwriter. For the year ended October 31, 2011, FEF Distributors, LLC realized $3,043,973, $496,098, $244,543, $341,225 and $171,916, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

The Trust adopted a Trustee Deferred Compensation Plan, which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of October 31, 2011, balances to the Plan are recorded on the Statements of Assets and Liabilities.

For the year ended October 31, 2011, the Adviser reimbursed First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Fund of America $714,808, $7,854 and $2,218, respectively, for losses incurred in connection with trading errors.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund pay the Distributor monthly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund's average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor monthly, a distribution fee with respect to Class A, Class C and Class Y shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Notes to Financial Statements

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2011, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund's average daily net assets, payable monthly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2011, the services fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 — Purchases and Sales of Securities

During the year ended October 31, 2011, the cost of purchases of investments, excluding U.S. Government and short-term securities, totaled $6,841,192,162, $2,247,506,338, $610,340,607, $427,828,489 and $851,685,881 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding U.S. government securities and short-term securities, totaled $2,627,909,284, $1,047,790,012, $203,771,916, $452,313,973 and $873,949,327 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

There were no purchases of U.S. Government securities, excluding short-term securities for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America. Proceeds from sales of U.S. government securities totaled $225,124,227, $0, $39,628,601, $0 and $0 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

Note 5 — Line of Credit

As of October 4, 2011, the Board of Trustees approved a $300 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

(continued)

the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Funds. Commitment fees related to the line of credit are paid by the Funds and are included in miscellaneous expenses in the Statements of Operations. During the year ended October 31, 2011, the Funds had borrowings under the agreement as follows:

FUND	AVERAGE DAILY LOAN BALANCE	NUMBER OF DAYS OUTSTANDING	INTEREST EXPENSE	WEIGHTED AVERAGE ANNUALIZED INTEREST RATE
First Eagle Global Fund	$2,998,664	4	$493	1.48%

As of October 31, 2011 there were no outstanding borrowings from the credit facility.

Note 6 — Capital Stock

At October 31, 2011, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Notes to Financial Statements

Transactions in shares of capital stock were as follows:

	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	82,403,930	52,534,770	90,765,616
Shares issued for reinvested dividends and distributions	3,377,141	815,954	1,528,605
Shares redeemed	(54,727,128)	(20,788,828)	(32,853,816)
Net increase	31,053,943	32,561,896	59,440,405

	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE GOLD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	17,323,860	5,525,002	15,889,989
Shares issued for reinvested dividends and distributions	2,866,928	787,656	535,343
Shares redeemed	(22,945,298)	(4,454,411)	(7,752,658)
Net increase (decrease)	(2,754,510)	1,858,247	8,672,674

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	56,104,057	35,584,529	54,269,413
Shares issued for reinvested dividends and distributions	3,444,109	889,953	1,030,798
Shares redeemed	(57,239,727)	(21,890,851)	(21,198,794)
Net increase	2,308,439	14,583,631	34,101,417

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE GOLD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	22,560,831	7,211,831	17,424,005
Shares issued for reinvested dividends and distributions	591,466	116,850	97,788
Shares redeemed	(18,973,371)	(3,103,005)	(3,481,174)
Net increase (decrease)	4,178,926	4,225,676	14,040,619

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

(continued)

	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	75,564,814	11,307,075	75,710,003	25,183,381	7,044,675	17,859,980
Shares issued for reinvested dividends and distributions	4,608,501	588,534	3,075,256	770,417	204,916	335,285
Shares redeemed	(68,356,763)	(7,372,637)	(43,825,884)	(12,196,811)	(3,452,371)	(7,453,323)
Net increase	11,816,552	4,522,972	34,959,375	13,756,987	3,797,220	10,741,942

	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS Y
Shares sold	11,550,839	4,179,170	4,218,795
Shares issued for reinvested dividends and distributions	91,034	8,600	142,915
Shares redeemed	(5,339,481)	(1,096,383)	(3,858,781)
Net increase (decrease)	6,302,392	3,091,387	502,929

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	63,800,432	9,029,755	61,460,804	16,510,083	5,318,538	10,241,203
Shares issued for reinvested dividends and distributions	5,754,113	784,521	2,725,898	441,268	88,898	146,754
Shares redeemed	(61,841,533)	(8,421,330)	(27,960,441)	(12,748,260)	(3,838,500)	(3,904,178)
Net increase	7,713,012	1,392,946	36,226,261	4,203,091	1,568,936	6,483,779

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS Y
Shares sold	5,478,006	1,552,419	2,092,973
Shares issued for reinvested dividends and distributions	—	—	—
Shares redeemed	(3,994,098)	(1,083,277)	(3,227,060)
Net increase (decrease)	1,483,908	469,142	(1,134,087)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Notes to Financial Statements

Transactions in dollars of capital stock were as follows:

	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$3,869,277,750	$2,425,639,817	$4,254,961,876
Shares issued for reinvested dividends and distributions	154,537,968	36,791,366	70,178,270
Shares redeemed	(2,551,569,341)	(955,493,361)	(1,532,877,172)
Net increase	$1,472,246,377	$1,506,937,822	$2,792,262,974

	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$422,499,567	$117,098,665	$302,544,849
Shares issued for reinvested dividends and distributions	12,519,282	3,309,400	5,502,028
Shares redeemed	(203,499,149)	(57,256,894)	(124,562,916)
Net increase (decrease)	$231,519,700	$63,151,171	$183,483,961

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$2,310,390,017	$1,440,881,738	$2,232,335,113
Shares issued for reinvested dividends and distributions	139,107,607	35,464,634	41,767,929
Shares redeemed	(2,329,396,908)	(881,251,536)	(869,042,419)
Net increase	$120,100,716	$595,094,836	$1,405,060,623

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$249,887,613	$79,766,902	$156,420,750
Shares issued for reinvested dividends and distributions	6,570,564	1,316,582	2,205,720
Shares redeemed	(192,467,396)	(57,364,539)	(59,589,516)
Net increase (decrease)	$63,990,781	$23,718,945	$99,036,954

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

(continued)

	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$1,715,966,975	$250,653,639	$1,744,387,109
Shares issued for reinvested dividends and distributions	102,262,633	12,771,196	69,224,009
Shares redeemed	(1,545,390,214)	(162,706,611)	(1,005,497,700)
Net increase	$272,839,394	$100,718,224	$808,113,418

	YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	$584,552,778	$181,475,181	$536,860,176	$302,143,282	$97,792,197	$112,972,787
Shares issued for reinvested dividends and distributions	94,379,255	25,236,503	17,810,847	2,298,611	193,070	3,671,493
Shares redeemed	(765,827,714)	(143,628,830)	(265,774,260)	(135,242,015)	(24,843,434)	(99,366,357)
Net increase (decrease)	$(86,895,681)	$63,082,854	$288,896,763	$169,199,878	$73,141,833	$17,277,923

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$1,285,277,712	$178,038,513	$1,255,197,610
Shares issued for reinvested dividends and distributions	113,298,593	15,125,573	54,408,926
Shares redeemed	(1,235,178,673)	(164,770,456)	(567,063,407)
Net increase	$163,397,632	$28,393,630	$742,543,129

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	$650,143,781	$202,617,937	$538,916,054	$119,245,037	$30,126,386	$46,425,229
Shares issued for reinvested dividends and distributions	16,271,246	3,140,932	2,716,545	—	—	—
Shares redeemed	(537,112,467)	(85,301,292)	(103,434,046)	(85,893,877)	(20,888,300)	(71,168,953)
Net increase (decrease)	$129,302,560	$120,457,577	$438,198,553	$33,351,160	$9,238,086	$(24,743,724)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Notes to Financial Statements

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the statement of assets and liabilities.

Note 8 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There have been no redemptions in-kind for the year ended October 31, 2011.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

(continued)

Note 9 — Accounting Pronouncement

In May 2011, the Financial Accounting Standard Board (FASB) issued Accounting Standards Update 2011-4, Amendment to Achieve Common Fair Value Measurement and Disclosures Requirements in U.S. GAAP and IFRS. This update contains amendments that will result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. The amendments also clarify that a reporting entity should disclose quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy. This update is effective during interim and annual periods beginning after December 15, 2011 for public entities and is to be applied prospectively. Early application is not permitted. Management of the Trust is currently evaluating the effect of this update to the Trust's financial statement.

Note 10 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Funds, management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosures in the Funds' financial statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
First Eagle Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund (including its consolidated wholly owned subsidiary) and First Eagle Fund of America (collectively hereafter referred to as the "Funds") at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2011

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the First Eagle Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on May 1, 2011 and held for the six-months ended October 31, 2011.

Actual Expenses

The table titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the column heading entitled "Expenses Paid During the Period".

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Fund Expenses (unaudited)  (continued)

Based on Actual Total Return1

	ACTUAL TOTAL RETURN WITHOUT SALES CHARGE[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Global Fund
Class A	–5.40%	$1,000.00	$946.00	1.13%	$5.54
Class C	–5.75	1,000.00	942.50	1.88	9.20
Class I	–5.28	1,000.00	947.20	0.88	4.32
First Eagle Overseas Fund
Class A	–7.21	1,000.00	927.90	1.13	5.49
Class C	–7.57	1,000.00	924.30	1.88	9.12
Class I	–7.10	1,000.00	929.00	0.88	4.28
First Eagle U.S. Value Fund
Class A	–2.95	1,000.00	970.50	1.18	5.86
Class C	–3.26	1,000.00	967.40	1.93	9.57
Class I	–2.80	1,000.00	972.00	0.93	4.62
First Eagle Gold Fund Consolidated
Class A	–5.44	1,000.00	945.60	1.22	5.98
Class C	–5.78	1,000.00	942.20	1.98	9.69
Class I	–5.32	1,000.00	946.80	0.97	4.76
First Eagle Fund of America
Class A	–11.38	1,000.00	886.20	1.44	6.85
Class C	–11.71	1,000.00	882.90	2.19	10.39
Class Y	–11.43	1,000.00	885.70	1.44	6.84

  1  For the six-months ended October 31, 2011.

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

  (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Funds and other funds. To do so, compare the 5% hypothetical example relating to the First Eagle Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on May 1, 2011 and held for the six-months ended October 31, 2011.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Fund Expenses (unaudited)  (continued)

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Global Fund
Class A	5.00%	$1,000.00	$1,019.51	1.13%	$5.75
Class C	5.00	1,000.00	1,015.73	1.88	9.55
Class I	5.00	1,000.00	1,020.77	0.88	4.48
First Eagle Overseas Fund
Class A	5.00	1,000.00	1,019.51	1.13	5.75
Class C	5.00	1,000.00	1,015.73	1.88	9.55
Class I	5.00	1,000.00	1,020.77	0.88	4.48
First Eagle U.S. Value Fund
Class A	5.00	1,000.00	1,019.26	1.18	6.01
Class C	5.00	1,000.00	1,015.48	1.93	9.80
Class I	5.00	1,000.00	1,020.52	0.93	4.74
First Eagle Gold Fund Consolidated
Class A	5.00	1,000.00	1,019.06	1.22	6.21
Class C	5.00	1,000.00	1,015.22	1.98	10.06
Class I	5.00	1,000.00	1,020.32	0.97	4.94
First Eagle Fund of America
Class A	5.00	1,000.00	1,017.95	1.44	7.32
Class C	5.00	1,000.00	1,014.17	2.19	11.12
Class Y	5.00	1,000.00	1,017.95	1.44	7.32

  1  For the six-months ended October 31, 2011.

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Tax Information  Fiscal Year Ended October 31, 2011 (unaudited)

Each Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended October 31, 2011, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% OF QUALIFYING	% OF DIVIDENDS ELIGIBLE FOR THE DIVIDENDS RECEIVED	LONG-TERM CAPITAL GAINS
	DIVIDEND INCOME	DEDUCTION	15%	28%
First Eagle Global Fund	100.00%	31.70%	$5,113,347	$—
First Eagle Overseas Fund *	74.80	0.12	96,634,968	1,878,156
First Eagle U.S. Value	100.00	55.15	2,911,835	474,862
First Eagle Gold Fund	19.83	1.94	118,552,255	184,904
First Eagle Fund of America	100.00	100.00	146,226	65,982

  *  First Eagle Overseas Fund paid foreign taxes of $17,825,585, and recognized foreign source income of $193,598,815. Pursuant to Section 853 of the Internal Revenue Code, each Fund designates such amounts (or the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended October 31, 2011.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., First Eagle Investment Management, LLC and FEF Distributors, LLC.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Privacy Notice  (continued)

You May Limit Marketing Solicitations by Choosing to Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)(2)

Lisa Anderson | Trustee | December 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: President, American University of Cairo; Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

  (2)  The term of office of each Independent Trustee expires on his/her 70th birthday.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Additional Information (unaudited)  (continued)

Independent Trustees(1)(2)

Candace K. Beinecke(3) | Trustee (Chair) | December 1999 to present

One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Director, Merce Cunningham Dance Foundation; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

Jean D. Hamilton | Trustee | March 2003 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/ Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

  (2)  The term of office of each Independent Trustee expires on his/her 70th birthday.

  (3)  Ms. Beinecke also served as a trustee of a predecessor fund to Fund of America since 1996.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

  (continued)

Independent Trustees(1)(2)

James E. Jordan | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant; prior to July 2005, Managing Director, First Eagle Investment Management, LLC and Director, FEF Distributors, LLC and Director, ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Director, Leucadia National Corporation; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly(4) | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010 President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Director, S. Zlinkoff Fund for Medical Research and Education; Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

  (2)  The term of office of each Independent Trustee expires on his/her 70th birthday.

  (4)  Mr. Kelly also served as a trustee of a predecessor fund to Fund of America since 1998.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Additional Information (unaudited)  (continued)

Independent Trustees(1)(2)

Paul J. Lawler | Trustee | March 2002 to present

1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010 Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Finance and Investment Committee Member, Battle Creek Community Foundation; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society; Director, Council of Michigan Foundations; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Variable Funds (1 portfolio)

Interested Trustees(5)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Quantum Endowment Fund; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Managing Member, New Eagle Management Company, LLC; Director, Aquila International Fund Limited; Director, International Tennis Hall of Fame; Director, Hanseatic Asset Management LBG; Trustee, Sports and Arts in Schools Foundation; President and Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

  (2)  The term of office of each Independent Trustee expires on his/her 70th birthday.

  (5)  The term of office of each Interested Trustee is indefinite.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

  (continued)

Interested Trustees(5) — (continued)

Jean-Marie Eveillard | Trustee | June 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Director, SocGen International SICAV (Luxembourg); Trustee, The Frick Collection; Director, Varenne Capital Partners; Director, Fregate-Legris Industries SA; Trustee, First Eagle Variable Funds (1 portfolio)

Officers(6)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

Robert Bruno | Senior Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds

  (5)  The term of office of each Interested Trustee is indefinite.

  (6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

Additional Information (unaudited)  (continued)

Officers(6) — (continued)

Joseph T. Malone | Chief Financial Officer | September 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007; Director, UBS Global Asset Management from October 2001; Global Fund Treasurer, UBS Global Asset Management from September 2006; Treasurer and Co-Head Mutual Fund Administration Group, UBS Global Asset Management from July 2005

Mark D. Goldstein | Chief Compliance Officer | February 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1964)

Principal Occupation(s) During Past Five (5) Years: General Counsel, Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; Secretary, FEF Distributors, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005; prior to March 2010, Chief Compliance Officer, Good Hope Advisers, LLC; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004

Suzan J. Afifi | Secretary and Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Variable Funds

Philip Santopadre | Treasurer | September 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

  (6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

  (continued)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Variable Funds

Officers(6) — (continued)

Michael Luzzatto | Vice President | December 2004 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

  (6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2011

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1345 Avenue of the Americas | New York, NY | 10105

800.334.2143 | firsteaglefunds.com

Item 2.            Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.            Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.            Principal Accountant Fees and Services

(a)   Audit Fees:

For the Fiscal years ended October 31, 2011 and October 31, 2010, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $467,526 and $383,423, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)   Audit Related Fees:

For the fiscal years ended October 31, 2011 and October 31, 2010, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $17,300 and $17,300, respectively.

(c)   Tax Fees:

In each fiscal year ended October 31, 2011 and October 31, 2010, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $363,411 and $169,300, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance, tax reclaims and preparation of tax returns.

(d)   All Other Fees:

In each of the fiscal years ended October 31, 2011 and October 31, 2010, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the fiscal year ended October 31, 2011, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2011 and 2010.

(h) Not applicable.

Item 5.            Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.            Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.            Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.            Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.         Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.         Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.         Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date: January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date: January 6, 2012

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: January 6, 2012

*         Print the name and title of each signing officer under his or her signature.